HENDERSON GLOBAL REAL ESTATE EQUITIES FUND

                                    SERIES OF

                             HENDERSON GLOBAL FUNDS
                      737 NORTH MICHIGAN AVENUE, SUITE 1700
                             CHICAGO, ILLINOIS 60611

                       STATEMENT OF ADDITIONAL INFORMATION


                                 April 30, 2009

         Henderson Global Funds (the "Trust") is an open-end management investment company that currently consists of eleven portfolios. The Henderson Global Real Estate Equities Fund (the "Global Real Estate Equities Fund" or "Fund") is non-diversified. This Statement of Additional Information ("SAI") relates to the Class I shares of the Fund. The other series of the Trust are described in separate Statements of Additional Information. The Global Real Estate Equities Fund is managed by Henderson Global Investors (North America) Inc. (the "Adviser") and is sub-advised by Henderson Investment Management Limited ("HIML") and Transwestern Securities Management LLC ("TSM", and with HIML, the "Subadvisers").

         This SAI is not a prospectus and should be read in conjunction with the prospectus for the Fund dated April 30, 2009 (the "Prospectus"). The financial statements for the Fund, including the notes thereto, at and for the period ended December 31, 2008, included in the Trust's annual report to shareholders are incorporated into this SAI by reference. The Prospectus and the annual and semi-annual reports of the Fund may be obtained upon request and without charge from the Trust by calling 866.3Henderson (or 866.343.6337).


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                                TABLE OF CONTENTS

                                                                            Page

FUND HISTORY AND GENERAL INFORMATION...........................................1

INVESTMENT OBJECTIVE AND STRATEGIES............................................1

FUND INVESTMENTS AND RELATED RISKS.............................................1
INVESTMENT RESTRICTIONS.......................................................22
PORTFOLIO TURNOVER............................................................23
MANAGEMENT OF THE FUND........................................................25
CONTROL PERSONS AND PRINCIPAL HOLDERS.........................................29
INVESTMENT ADVISORY AND OTHER SERVICES........................................29
BROKERAGE ALLOCATION..........................................................36
CAPITALIZATION AND VOTING RIGHTS..............................................38

PURCHASES, EXCHANGES AND REDEMPTION INFORMATION...............................39
NET ASSET VALUE...............................................................41
FEDERAL INCOME TAX MATTERS....................................................42
REGISTRATION STATEMENT........................................................49
FINANCIAL STATEMENTS..........................................................49
APPENDIX A....................................................................50
APPENDIX B....................................................................53


No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

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                      FUND HISTORY AND GENERAL INFORMATION


         The Trust is an open-end management investment company organized as a Delaware statutory trust on May 11, 2001 and consists of eleven portfolios, one of which is described in this SAI.


         Henderson Global Investors (North America) Inc. is the investment adviser and HIML and TSM are the subadvisers for the Global Real Estate Equities Fund. Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that the Adviser and the Subadvisers in their discretion might, but are not required to, use in managing the Fund's portfolio assets. For example, the Adviser and Subadvisers may, in their discretion, at any time employ a given practice, technique or instrument for the Fund. It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case the Fund would not use them. Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in the Fund's overall investment strategy, from time to time have a material impact on the Fund's performance.


                       INVESTMENT OBJECTIVE AND STRATEGIES

         The Fund has its own investment objective and policies, which are described in the Fund's Prospectus. Descriptions of the Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with the Fund's investment techniques, are set forth below.

         Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to the Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by the Fund, such as a change in market conditions or a change in the Fund's asset level or other circumstances beyond the Fund's control, will not be considered a violation. The Adviser, subject to the oversight of the Board of Trustees, will monitor the percentage of illiquid securities held by the Fund.


         The Global Real Estate Equities Fund may buy securities that are convertible into common stock. The Fund may engage in active and frequent trading. Consistent with its investment objective, the Fund may also invest in debt securities, of which up to 15% of the Fund's net assets may be invested in "junk" bonds.

                       FUND INVESTMENTS AND RELATED RISKS

         BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and


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bankers' acceptances, the Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. The Fund's investments in certificates of deposit, time deposits, and bankers' acceptances are limited to obligations of
(i) banks having total assets in excess of $1 billion, (ii) US banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan associations which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the Adviser or Subadviser's opinion, of an investment quality comparable to other debt securities which may be purchased by the Fund. The Fund's investments in certificates of deposit of savings associations are limited to obligations of federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.


         BORROWING. The Fund may borrow money as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), including up to 5% of the value of its total assets at the time of such borrowings for temporary purposes and in excess of the 5% limit to meet redemption requests. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment fee or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund may, in connection with permissible borrowings, transfer as collateral securities owned by the Fund.

         COMMERCIAL PAPER. Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The Fund may invest in commercial paper that is rated Prime-1 by Moody's or A-1 by S&P or, if not rated by Moody's or S&P, is issued by a company having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

         CONTRACTS FOR DIFFERENCE. A contract for difference ("CFD") is an agreement between two parties to settle at the close of the contract the difference between the opening price and closing price of a security identified in the contract, multiplied by the number of shares specified in the contract. When entering into a CFD, the Fund attempts to predict either that the price of the security will fall (taking a short position) or that the price of the security will rise (taking a long position).

         CONVERTIBLE SECURITIES. The Fund may invest in corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time


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to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed-income obligations that pay current income.

         DEBT SECURITIES. The Fund may invest in debt securities. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

         Investment-Grade Debt Securities. Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). The Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by the Adviser or Subadviser to be of comparable quality.


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         High Yield Debt Securities. The Fund may invest in high yield debt securities. Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), including many emerging markets bonds, are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

         Lower-rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities. However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, US economic growth and, at times, stock market activity. High yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Fund to accurately value high yield securities in the Fund's portfolio, adversely affect the price at which the Fund could sell such securities, and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

         Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of the Adviser and Subadviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objectives by investment in such securities may be more dependent on the Adviser's or Subadviser's credit analysis than is the case for higher quality bonds. Should the


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rating of a portfolio security be downgraded, the Adviser or Subadviser will determine whether it is in the best interest of the Fund to retain or dispose of such security. However, should any individual bond held by the Fund be downgraded below a rating of C, the Adviser or Subadviser currently intend to dispose of such bond based on then existing market conditions.


         Prices for high yield securities may be affected by legislative and regulatory developments. For example, federal rules may require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would restrict or eliminate the federal income tax deduction for interest payments on these securities and regulate corporate restructurings. Such proposed legislation, if enacted, may significantly depress the prices of outstanding securities of this type.


         FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES. New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. The Fund uses such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. In either instance, the Fund will maintain in a segregated account with its custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

         FOREIGN SECURITIES. The securities of foreign issuers in which the Fund may invest include non-US dollar-denominated debt securities, Euro dollar securities, sponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and related depository instruments, American Depositary Shares ("ADSs"), European Depositary Shares ("EDSs"), Global Depositary Shares ("GDSs"), and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in the Fund's domestic investments.


         Although the Adviser and Subadviser intend to invest the Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for US companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the US. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the US. In addition, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.



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         Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Adviser and Subadviser seek to mitigate the risks to the Fund associated with the foregoing considerations through investment variation and continuous professional management.

         ADRs, EDRs, GDRs, ADSs, EDSs, GDSs and related securities are depositary instruments, the issuance of which is typically administered by a US or foreign bank or trust company. These instruments evidence ownership of underlying securities issued by a US or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the US. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depositary instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.


         For the Fund, investment in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of the Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund's custodian values the Fund's assets daily in terms of US dollars, the Fund does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. The Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

         Because the Fund may be invested in both US and foreign securities markets, changes in its share price may have a low correlation with movements in US markets. The Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both US and foreign), and of the currencies in which the investments are denominated. Thus,


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the strength or weakness of the US dollar against foreign currencies may account for part of the Fund's investment performance. US and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which the Fund's assets are denominated may be devalued against the US dollar, resulting in a loss to the Fund.


         EMERGING MARKETS. The Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in US securities and that may affect the Fund's performance favorably or unfavorably.


         In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns.


         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries; and
(viii) the possibility that currency devaluations could adversely affect the value of the Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

         Certain developing countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

         Authoritarian governments in certain developing countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act, with respect to the custody of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.


         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities ("transaction hedge"). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the US dollar by entering


                                       7
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into forward foreign currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the US dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. The Fund may also enter into a forward foreign currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances the Fund may, alternatively, enter into a forward foreign currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the US dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge"). A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         While the Fund may enter into forward foreign currency contracts to reduce currency exchange risks, unforeseen changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward foreign currency contracts entered into by the Fund. Proxy hedges and cross-hedges, in particular, may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of US government securities, foreign government securities, equity or fixed-income securities.


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


         The Fund has claimed an exclusion from registration as a commodity pool under the Commodity Exchange Act ("CEA") and, therefore, the Fund and its officers and trustees are not subject to the registration requirements of the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by Commodity Future Trading Commission ("CFTC") regulations in effect from time to time and in accordance with the Fund's policies.

         The Fund's primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund also could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index, as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent the Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Fund with respect to the futures contracts. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

         A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Under normal circumstances, a futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures position.


         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         When purchasing a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price less any margin on deposit of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

         When selling a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may "cover" its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

         When selling a put option on a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, the Fund may "cover" the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

         Foreign Currency Futures Contracts and Related Options. The Fund may engage in foreign currency futures contracts and related options transactions in the same manner to that in which forward contracts or currencies will be utilized. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

         An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         For example, the Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the US dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

         In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "proxy" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A proxy currency's exchange rate movements parallel that of the primary currency. Proxy currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

         The Fund will only enter into foreign currency futures contracts and options on futures which are standardized and traded on a US or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. The Fund will not enter into a foreign currency futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."

         Risks Associated with Futures and Related Options. Futures contracts and related options have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such instruments could result in losses greater than if they had not been used.

         Because there is a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on the underlying instruments with different characteristics from the securities in which it typically invests--for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities--which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.


         Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the US; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US or the United Kingdom, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lesser trading volume.


         ILLIQUID SECURITIES AND RESTRICTED SECURITIES. The Fund may purchase securities other than in the open market, including securities that are subject to legal or contractual restrictions on resale ("restricted securities"). For example, restricted securities in the US may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act").


         Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities in the US that are eligible for resale under Rule 144A under the 1933 Act are often deemed to be liquid. Since it is not possible to predict with assurance that the market for restricted securities will be liquid or continue to be liquid, the Adviser will monitor such restricted securities subject to the oversight of the Board of Trustees. Among the factors the Adviser may consider in reaching liquidity decisions related to restricted securities are (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, the average trading volume and the mechanics of the transfer); and (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period.

         Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. Also, the Fund may be deemed to be an "underwriter" for the purposes of the 1933 Act when selling US restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.


         The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them. An asset generally would be considered liquid if it could be sold or disposed of in the ordinary course of business within seven (7) days at approximately the value at which the asset is valued by the Fund. This determination is made with respect to the Fund's ability to sell individual securities, not the Fund's entire portfolio position, i.e., the fact that the Fund may not be able to sell all of its holdings in a particular security within seven days does not necessarily mean the security must be treated as illiquid.


         It is the Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for the use by the Adviser in determining whether a security is illiquid.

         This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

         MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The Fund may invest in mortgage-related and other asset-backed securities. Mortgage-backed and other asset-backed securities carry prepayment risks. Prices and yields of mortgage-backed and other asset-backed securities assume that the underlying mortgages or assets will be paid off according to a preset schedule. Falling interest rates generally result in an increase in the rate of prepayments of mortgage loans and other assets while rising interest rates generally decrease the rate of prepayments. Acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. If the underlying mortgages or assets are paid off early, such as when homeowners refinance as interest rates decline, the Fund may be forced to reinvest the proceeds in lower yielding, higher priced securities. This may reduce the Fund's total return. The average life of mortgage-backed and asset-backed securities varies with the maturities of the underlying instruments. A mortgage-backed or asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater than in the case for mortgage-backed securities.


         OPTIONS ON SECURITIES. In an effort to enhance current return and/or to reduce fluctuations in net asset value, the Fund may write covered put and call options and buy put and call options on securities that are traded on US and foreign securities exchanges and over-the-counter. The Fund may write and buy options on the same types of securities that the Fund may purchase directly.


         A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

         If the writer of a US exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction, the Fund would need to negotiate directly with the counter-party.

         The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that the Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) on a closing purchase transaction or upon lapse are considered short-term capital gains (or losses) for federal income tax purposes. Net short-term capital gains, when distributed by the Fund, are taxable as ordinary income. See "Federal Income Tax Matters."


         The Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term capital gain or loss for federal income tax purposes, depending upon the Fund's holding period for the option.


         Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by the Fund and its counter-party (usually a securities dealer or a financial institution) with no clearing organization guarantee. When the Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counter-party") to make delivery of the instrument underlying the option. If the counter-party fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, the Adviser or a Subadviser will assess the creditworthiness of each counter-party to determine the likelihood that the terms of the OTC option will be satisfied.

         Writing Options on Individual Securities. The Fund may write (sell) covered call options on securities held by the Fund in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objective of the Fund, the Fund generally would write call options only in circumstances where the Adviser or a Subadviser to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

         A "covered" call option means generally that so long as the Fund is obligated as the writer of a call option, the Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although the Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option.


         As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

         Purchasing Options On Individual Securities. The Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. The Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by the Fund for leverage purposes.

         The Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. The Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. The Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

         Risks Of Options Transactions. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a US option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counter-party. There is no assurance that the Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counter-party may fail to deliver or to pay, as the case may be. In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

         When conducted outside the US, options transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

         The Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See "Portfolio Turnover."

         The Fund's success in using options techniques depends, among other things, on the Adviser's and Subadvisers' ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

         OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of its total assets in the shares of other investment companies. As a shareholder of an investment company, the Fund would bear its ratable share of the fund's expenses (which often include an asset-based management fee). The Fund could also lose money by investing in other investment companies, since the value of their respective investments and the income they generate will vary daily based on prevailing market conditions.

         The Fund currently intends to limit its investments in securities issued by other investment companies, except investment companies that invest primarily in money market instruments, so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Consistent with Rule 12d1-1 of the 1940 Act, the Fund may enter into "cash sweep" arrangements and invest in shares of registered unaffiliated money market funds in excess of the above limits. This Rule prohibits the Fund from paying any sales charge or service fee in connection with the purchase, sale or redemption of the money market fund's shares.

         For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index or portion of such index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

         Examples of index-based investments include:

         SPDRs(R) : SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index ("S&P 500"). They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

         MidCap SPDRs(R) : MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

         Select Sector SPDRs(R) : Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by the Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

         Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

         WEBssm: WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

         REAL ESTATE INVESTMENT TRUSTS. The Fund's investments in real estate investment trusts ("REITs") presents certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities

         REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Adviser, the Fund is permitted to enter into repurchase agreements only if the repurchase agreements are fully collateralized with US Government securities or other securities that the Adviser has approved for use as collateral for repurchase agreements. The

Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by the Adviser under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, the Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

         SECURITIES INDEX FUTURES CONTRACTS. The Fund may enter into securities index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets. The Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase as a temporary substitute for stock purchases. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

         Risks of Securities Index Futures. The Fund's success in using the above techniques depends, among other things, on the Adviser's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of positions. The skills necessary for successful use of index futures are different from those used in the selection of individual stocks.


         The Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, the Fund will bear the risk that the prices of the securities being hedged will not move in the same amount or direction as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.


         Although the Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when the Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, the Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

         Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         The Fund will only enter into index futures contracts or futures options that are standardized and traded on a US or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund will use futures contracts and related options primarily for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC. See "Foreign Currency Futures Contracts and Related Options."

         When purchasing an index futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

         When selling an index futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).


         SECURITIES LENDING. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

         At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

         US GOVERNMENT SECURITIES. US Government securities are obligations of, or guaranteed by, the US Government, its agencies or instrumentalities. Securities guaranteed by the US Government include: (1) direct obligations of the US Treasury (such as Treasury bills, notes, and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the US Treasury (such as Government National Mortgage Association ("Ginnie Mae") certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the US Government, and thus they are of the highest possible credit quality. US Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

         Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, Ginnie Mae certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the US Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayments, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

         Securities issued by US Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the US Treasury; however, they involve federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the US Treasury, some are supported by the discretionary authority of the US Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks,

Federal Home Loan Banks, Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), and Student Loan Marketing Association ("Sallie Mae").

         WARRANTS. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

         ZERO COUPON BONDS. The Fund may invest in zero coupon bonds which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If the Fund holds zero coupon bonds in its portfolio, it would recognize income currently for federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though such income would not have been received by the Fund. See "Federal Income Tax Matters." Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in the Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a gain or loss on such sales. Because interest on zero coupon obligations is not distributed to the Fund on a current basis, but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

                             INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Global Real Estate Equities Fund has elected to be classified as a non-diversified series of an open-end investment company. Under these restrictions, the Fund may not:

         (i)      issue senior securities, except as permitted under the 1940
                  Act;

         (ii)     borrow money, except as permitted under the 1940 Act;

         (iii) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (iv) invest more than 25% of its total assets in any one industry provided that securities issued or guaranteed by the US Government, its agencies or instrumentalities are not subject to this limitation except that the Fund will invest more than 25% of its total assets in property-related industries;

         (v) purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities;

         (vi) purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI; and

         (vii) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

         It is a non-fundamental policy of the Fund that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for the use by the Adviser in determining whether a security is illiquid.

                               PORTFOLIO TURNOVER


         The Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of broker commission, dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining the Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded. For the commencement of operations on February 29, 2008 through December 31, 2008 the portfolio turnover rate for the Fund was 183%. High rates of portfolio turnover will result in the realization of capital gains and losses and to the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.


                        DISCLOSURE OF PORTFOLIO HOLDINGS


         The Board of Trustees has adopted policies regarding disclosure of the Fund's portfolio holdings information. These policies generally prohibit the Adviser, the Subadvisers and the Fund from disclosing any information concerning the Fund's portfolio holdings to any third party unless the information has been publicly disclosed. The Fund will publicly disclose its portfolio holdings quarterly on its website at http://www.hendersonglobalinvestors.com and by filing Form N-Q and Form N-CSR with the SEC.

         Prior to the time that the Fund's portfolio holdings information is publicly disclosed, the Adviser and/or the Fund may disclose (as authorized by the Adviser's Legal Department) any and all portfolio holdings information to the following categories of persons, subject to the applicable conditions:


         Service providers. In order to carry out various functions on behalf of the Fund, it is necessary for certain third parties to receive non-public portfolio holdings information. Such information may be disclosed only after a good faith determination has been made in the light of the facts then known that: (a) the Fund has a legitimate business purpose to provide the information, (b) the disclosure is in the Fund's best interests and (c) the authorized third party has a fiduciary or contractual duty to maintain the confidentiality of the information and agrees in writing not to disclose, trade or make any investment recommendation based on the information received. As of April 30, 2009, the Fund's primary service providers were the Adviser, the Subadvisers, State Street Bank and Trust Company, BNP Paribas Securities Services, Foreside Fund Services, LLC, Boston Financial Data Services, Inc., Ernst & Young LLP, Transwestern Securities Management, L.L.C., Vedder Price P.C. and K&L Gates LLP.

         Other. There are numerous mutual fund evaluation services, such as Morningstar and Lipper, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Fund by these services and departments, the Fund may distribute month-end portfolio holdings to such services and departments, provided that (a) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund, (b) the recipient agrees not to use the information for investment or trading purposes and (c) the recipient signs a written confidentiality agreement. Entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. As of April 30, 2009, the following entities may be provided portfolio holdings information in connection with the above procedures:
         Lipper, Inc., Morningstar, Inc., Middleberg Communications, J.P. Morgan Securities, Inc., Evaluation Associates, a Milliman Company and UBS Warburg.


                  The terms of the confidentiality agreement generally provide for, among other things, that:

                  (i) the portfolio information is the confidential property of the Fund and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement;

                  (ii) the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis,
                           (1) are authorized to have access to the portfolio information and (2) are subject to confidentiality obligations no less restrictive than the confidentiality obligations contained in the confidentiality agreement;

                  (iii) the recipient agrees not to use the information for investment or trading purposes;

                  (iv) the disclosure to any third party of the name or other identifying information with respect to any security included in the portfolio information is prohibited during the confidentiality period; and

                  (v) upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.


         Portfolio managers, analysts and other senior officers of the Adviser or the Fund are permitted to disclose or confirm the ownership of any individual portfolio holding to reporters, brokers, shareholders, consultants or other interested persons provided that such information already has been publicly disclosed.

         The Board of Trustees or the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the Fund's policies. All waivers and exceptions will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting. All material amendments to the policies will be submitted to the Board of Trustees for approval or ratification.


                             MANAGEMENT OF THE FUND


         TRUSTEES AND OFFICERS. The Board of Trustees of the Trust (the "Board") is responsible for the overall management of the Trust, including general oversight and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering the Fund's day-to-day operations.


         A listing of the Trustees and Executive Officers of the Trust and their business experience during the past five years follows.


----------------------------------------------------------------------------------------------------------------------------
                                            TERM OF
                            POSITION(S)     OFFICE AND
                            WITH THE        TIME          PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)    TRUST(2)        SERVED(3)     DURING PAST FIVE YEARS                   OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
----------------------------------------------------------------------------------------------------------------------------
C . Gary Gerst, 69          Chairman and    Since 2001    President, KCI Inc. (private             None.
                            Trustee                       s-corporation investing in non-public
                                                          investments.)
----------------------------------------------------------------------------------------------------------------------------


                                       25

----------------------------------------------------------------------------------------------------------------------------
                                            TERM OF
                            POSITION(S)     OFFICE AND
                            WITH THE        TIME          PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)    TRUST(2)        SERVED(3)     DURING PAST FIVE YEARS                   OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
Roland C. Baker, 69         Trustee         Since 2001    Consultant to financial services         Director, Quanta
                                                          industry.                                Capital Holdings, Inc.
                                                                                                   (provider of property and
                                                                                                   casualty reinsurance);
                                                                                                   Director, North American
                                                                                                   Company for Life and
                                                                                                   Health Insurance (a
                                                                                                   provider of life
                                                                                                   insurance, health
                                                                                                   insurance and annuities);
                                                                                                   Trustee, Scottish Widows
                                                                                                   Investment Partnership
                                                                                                   Trust; Trustee, Allstate
                                                                                                   Financial Investment
                                                                                                   Trust; Director, Midland
                                                                                                   National Life Insurance
                                                                                                   Company (an affiliate of
                                                                                                   North American Company for
                                                                                                   Life and Health
                                                                                                   Insurance).
----------------------------------------------------------------------------------------------------------------------------
Faris F. Chesley, 69        Trustee         Since 2002    Chairman, Chesley, Taft & Associates,    None.
                                                          LLC, since 2001; Vice Chairman,
                                                          ABN-AMRO, Inc. (a financial services
                                                          company), 1998-2001.
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE AND OFFICERS OF THE TRUST:
----------------------------------------------------------------------------------------------------------------------------
Sean M. Dranfield(4), 42    Trustee and     Since 2001    Director, Global Distribution,           None
                            President                     Henderson Global Investors.
----------------------------------------------------------------------------------------------------------------------------
Kenneth A. Kalina, 48       Chief           Since 2005    Chief Compliance Officer, HGINA 2005;    N/A
                            Compliance                    Chief Compliance Officer, Columbia
                            Officer                       Wanger Asset Management, L.P.
                                                          2004-2005; Compliance Officer,
                                                          Treasurer and Chief Financial Officer,
                                                          Columbia Wanger Asset Management, L.P.
                                                          2000 -2005.
----------------------------------------------------------------------------------------------------------------------------
Alanna N. Nensel, 33        Vice President  Since 2002    Director, Retail Marketing and Product   N/A
                                                          Management, HGINA, since 2006 and
                                                          Associate Director, Head of Marketing
                                                          and Product Management, HGINA,
                                                          2003-2006.
----------------------------------------------------------------------------------------------------------------------------
Scott E. Volk, 37           Vice            Since 2001    Director, Retail Finance and             N/A
                            President                     Operations, HGINA.
----------------------------------------------------------------------------------------------------------------------------
Christopher K. Yarbrough,   Secretary       Since 2004    Legal Counsel, HGINA, since 2004;        N/A
33                                                        Attorney, Bell, Boyd & Lloyd LLC,
                                                          2000-2004.
----------------------------------------------------------------------------------------------------------------------------
Troy Statczar, 36           Treasurer       Since         Head of US Fund Administration and       N/A
                                            September     Accounting, HGINA, since July 2008;
                                            2008          Senior Vice President, Citigroup
                                                          2005-2008.
----------------------------------------------------------------------------------------------------------------------------


                                       26

----------------------------------------------------------------------------------------------------------------------------
                                            TERM OF
                            POSITION(S)     OFFICE AND
                            WITH THE        TIME          PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)    TRUST(2)        SERVED(3)     DURING PAST FIVE YEARS                   OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
Richard J. Mitchell, 45     Assistant       Since 2007    Assistant Treasurer, HGINA, since        N/A
                            Treasurer                     2007; Assistant Treasurer, Bank of New
                                                          York, 2006-2007; Supervisor, The BISYS
                                                          Group; 2002-2006.
----------------------------------------------------------------------------------------------------------------------------

-----------
1. Each person's address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611. Age is as of July 31, 2008.

2.       Currently, all Trustees oversee all eleven series of the Trust.

3. A Trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the Board.

4. This Trustee is an interested person of the Trust because of his employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Fund.


         STANDING COMMITTEES OF THE BOARD. The Board oversees a number of investment companies managed by the Adviser. Information below represents meetings held on behalf of all such funds. The common Board has an Audit Committee, a Governance Committee and a Valuation Committee, the responsibilities of which are described below. Each of the Audit Committee and Governance Committee is comprised solely of Independent Trustees. The Valuation Committee is comprised of both interested and Independent Trustees.


         The Audit Committee makes recommendations regarding the selection of independent registered public accounting firm for the Trust, confers with the independent registered public accounting firm regarding the Trust's financial statements, the results of audits and related matters and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee is comprised of only Independent Trustees, receives annual representations from the independent registered public accounting firm as to its independence, and has a written charter that delineates the Committee's duties and powers. Currently the members of the Audit Committee are Messrs. Baker, Chesley and Gerst. The Audit Committee held two meetings during the fiscal year ended July 31, 2008.

         The Governance Committee oversees the effective functioning of the Board and its committees. It also seeks and reviews candidates for consideration as nominees for membership on the Board. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Trust. Currently the members of the Governance Committee are Messrs. Baker, Chesley and Gerst. The Governance Committee held one meeting during the fiscal year ended July 31, 2008.

         During the fiscal year ended July 31, 2008, the Valuation Committee determined a fair value of securities for which market quotations were not readily available. Effective September 29, 2008, the Board changed its process so that the Valuation Committee currently meets no less frequently than monthly to review pricing determinations made by the Adviser's Pricing Committee. Currently, the members of the Valuation Committee are Messrs. Chesley and Dranfield. The Valuation Committee held eight meetings during the fiscal year ended July 31, 2008.

         MANAGEMENT OWNERSHIP OF THE FUND. The following tables set forth, for each Trustee, the aggregate dollar range of equity securities beneficially owned in the Funds overseen by each Trustee in the Trust as of December 31, 2008.

-------------------------------------------------- ---------------------------------- ----------------------------------------
                                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL REGISTERED
                                                                                      INVESTMENT COMPANIES OVERSEEN BY
                                                   DOLLAR RANGE OF EQUITY             TRUSTEE IN FAMILY OF INVESTMENT
                                                   SECURITIES IN THE FUND             COMPANIES
-------------------------------------------------- ---------------------------------- ----------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------- ---------------------------------- ----------------------------------------
Roland C. Baker                                    None                               $50,001-$100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
C. Gary Gerst None Over $100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
Faris F. Chesley                                   None                               Over $100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
INTERESTED TRUSTEE
-------------------------------------------------- ---------------------------------- ----------------------------------------
Sean Dranfield                                     None                               $10,001-$50,000
-------------------------------------------------- ---------------------------------- ----------------------------------------

         No trustee who is an Independent Trustee owns beneficially or of record any security of the Adviser, HIML or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or HIML. As of April 1, 2009, the Trustees and officers of the Trust, as a group, owned less than 1% of outstanding shares of the Fund.

         The Chief Compliance Officer and a member of his staff currently receive a portion of their compensation from the Trust. No other officer, director or employee of the Adviser, HIML, the Custodian, the Distributor, the Administrator or the Transfer Agent currently receives any compensation from the Trust.

         COMPENSATION OF TRUSTEES. Trustees who are not interested persons of the Trust receive from the Trust, an annual retainer of $25,000 for service on the Board and a $1,500 annual retainer for services on the Valuation Committee. Each Independent Trustee receives a fee of $5,000 for each regular quarterly Board meeting attended in person or by telephone and $750 for each committee meeting (except Valuation Committee) attended in person or by telephone. Each Independent Trustee also receives a fee of $5,000 for attendance in person or $1,000 for attendance by telephone at any meeting of the Board other than a regular quarterly meeting. Trustees are reimbursed for any out-of-pocket expenses relating to attendance at such meetings. The Chairperson receives a supplemental annual retainer of $10,000, in addition to any other fees received.

         The following table summarizes the compensation paid by the Trust to its Trustees during the fiscal year ended July 31, 2008.

TRUSTEE NAME                                   AGGREGATE COMPENSATION FROM TRUST
INTERESTED TRUSTEE
Sean Dranfield*................................                  $0
INDEPENDENT TRUSTEES
Roland C. Baker................................             $57,303
C. Gary Gerst..................................             $62,918
Faris F. Chesley...............................             $51,227

------------------
* Mr. Dranfield is an Interested Trustee and therefore does not receive any compensation from the Trust.


         CODE OF ETHICS. The Adviser, the Subadvisers and the Trust have each adopted a Code of Ethics, which is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients, in compliance with Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees of the Adviser, the Subadvisers and the Trust to engage in personal securities transactions, including with respect to securities held by the Fund, subject to certain requirements and restrictions. Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions in certain securities may not be made, and require the submission of duplicate broker confirmations and quarterly and annual reporting of securities transactions and annual reporting of holdings. Exceptions to certain provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate officers or compliance personnel.

         PROXY VOTING POLICIES. The Global Real Estate Equities Fund has delegated proxy voting responsibilities to the Subadvisers, subject to the Board's general oversight, with the direction that proxies should be voted consistent with the Fund's best economic interests. HIML and TSM have each adopted their own Proxy Voting Policies and Procedures ("Procedures") for this purpose. A copy of these Procedures is attached hereto as Appendix B. HIML has retained Institutional Shareholder Services ("ISS"), an independent proxy voting service, to assist in the voting of the Fund's proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.


         The Fund has filed with the SEC its proxy voting records for the period February 29, 2008 through June 30, 2008 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the SEC's website at http://www.sec.gov. The Fund's proxy voting records and proxy voting policies and procedures will be available without charge, upon request, by calling
866.443.6337 or by visiting the Fund's website at http://www.hendersonglobalfunds.com.


                      CONTROL PERSONS AND PRINCIPAL HOLDERS


         To the knowledge of the Trust, as of April 1, 2009, the following person owned beneficially or of record 5% or more of the Fund's outstanding shares of any class.

------------------------------------------------ ------------------------------------------------------ ------------------------
                                                                                                        PERCENTAGE OF TOTAL
NAME OF FUND AND CLASS                           NAME AND ADDRESS                                       SHARES OUTSTANDING
------------------------------------------------ ------------------------------------------------------ ------------------------
Global Real Estate Equities Fund Class I         Henderson Global Investors North America               100%
                                                 Attn: Doug Denyer
                                                 1 Financial Plaza
                                                 19th Floor
                                                 Hartford, CT 06103
------------------------------------------------ ------------------------------------------------------ ------------------------


                     INVESTMENT ADVISORY AND OTHER SERVICES


         INVESTMENT ADVISER AND SUBADVISERS. Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611 is the Fund's investment adviser. Henderson Investment Management Limited ("HIML"), 201 Bishopsgate, London UK EC2M 3AE and Transwestern Securities Management, L.L.C. are the Subadvisers for the Global Real Estate Equities Fund. The Adviser and HIML are indirect, wholly-owned subsidiaries of Henderson Group plc.

         As a global money manager, Henderson Group plc and its affiliates provide a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 201 Bishopsgate, London, UK EC2M 3AE, Henderson Global Investors has been managing assets for clients since 1934.

         Transwestern Securities Management, L.L.C. is a Delaware limited liability company and has been managing collective investment schemes or discretionary funds in the US since 2006. Its capital partner, Transwestern Investment Company, L.L.C. ("Transwestern"), has been managing collective investment schemes or discretionary funds in the US since 1996. As of December 31, 2008, assets under management in respect of TSM and Transwestern were approximately $92 million and $5 billion, respectively. Reagan Pratt and James Kammert are responsible for the day-to-day operation and management of TSM, including stock selection and portfolio management.


         The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Each of HIML and TSM provide investment advisory services to the Global Real Estate Equities Fund pursuant to a Sub-Advisory Agreement (collectively, the "Sub-Advisory Agreements").

         Pursuant to the Advisory Agreement, the Adviser acts as the Fund's adviser, oversees the management of its investments, and administration of its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its principals or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. In addition to the advisory fee, the Fund pays the expenses of its operations, including a portion of the Trust's general administrative expenses, allocated on the basis of the Fund's relative net assets. Expenses that will be borne directly by the Fund include, but are not limited to, the following: fees and expenses of independent registered public accounting firm, counsel, custodian and transfer agent, costs of reports and notices to shareholders, stationery, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

         The Fund pays the Adviser a monthly fee at an annual rate of the Fund's average net assets as set forth below:

         0.85% for the first $250 million of average daily net assets; 0.80% for the next $250 million of average daily net assets; 0.75% for the next $500 million of average daily net assets; and 0.65% on average daily net assets over $1 billion.

         Under the Sub-Advisory Agreements, each Subadviser provides research, advice and recommendations with respect to the purchase and sale of securities and makes investment decisions regarding assets of the Fund subject to the supervision of the Board and the Adviser.

         The Adviser pays HIML a monthly fee for providing investment subadvisory services at an annual rate of the average net assets managed by HIML as set forth below:

         0.35% for the first $250 million of average daily net assets; 0.30% for the next $250 million of average daily net assets; 0.25% for the next $500 million of average daily net assets; and 0.20% on average daily net assets over $1 billion.

         The Adviser pays TSM a monthly fee for providing investment subadvisory services at an annual rate of the average net assets managed by TSM as set forth below:

         0.50% for the first $500 million of average daily net assets; 0.45% for the next $500 million of average daily net assets; and 0.40% on average daily net assets over $1 billion.


         In addition, the Adviser also will pay TSM a fee equal to 1/2 of 0.0725% of the initial amount of any investment into the Fund for the first 12 months after the investment.

         The advisory fees and other expenses of the Fund reimbursed by the Adviser for the Fund for the period from commencement of operations on February 29, 2008 through December 31, 2008 are set forth below.

          ---------------- --------------- -------------------------------------
          CONTRACTUAL      ADVISORY FEES   OTHER EXPENSES REIMBURSED BY THE
          ADVISORY FEES    WAIVED          ADVISER
          ---------------- --------------- -------------------------------------
          $  6,141         $  6,141        $  159,579
          ---------------- --------------- -------------------------------------

         With respect to the Fund, the Adviser has agreed to waive its management fee and, if necessary, to reimburse other operating expenses of the Fund to the extent necessary to limit total annual operating expenses (excluding interest, taxes, brokerage commissions and other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business) to 1.15% of the Fund's average daily net assets for the Global Real Estate Equities Fund. This contractual arrangements will continue until the termination of the Advisory Agreement or at least July 31, 2020.


         Each of the Advisory Agreement and Sub-Advisory Agreement for the Fund continues in effect from year to year for so long as its continuation is approved at least annually (a) by a vote of a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust and (a) by the shareholders of the Fund or the Board. Each agreement may be terminated at any time, upon 60 days' written notice by either party. Each agreement may also be terminated at any time either by vote of the Board or by a majority vote of the outstanding voting shares of the subject portfolio. Each agreement shall terminate automatically in the event of its assignment. Each agreement provides that the Adviser or Subadviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser in the performance of its obligations and duties under such agreement.

         Upon termination of the Advisory Agreement and when so requested by the Adviser, the Trust will refrain from using the name "Henderson" in its name or in its business in any form or combination.


         DISTRIBUTOR. Foreside Fund Services, LLC. (the "Distributor"), Two Portland Square, Portland, Maine 04101, serves as the distributor of the Fund's shares pursuant a Distribution Agreement with the Trust (the "Distribution Agreement"). The Distributor distributes shares of the Fund through broker-dealers who are members of the Financial Industry Regulatory Authority and who have executed dealer agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares.

         You may purchase and redeem shares through financial intermediaries who are authorized to accept purchase and redemption orders on the Fund's behalf. Certain intermediaries may authorize their agents to receive purchase and redemption orders on their behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at the Fund's net asset value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

         Under the Distribution Agreement, the Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.


         The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the Distributor on 60 days' written notice to the Fund or by the Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to the Distributor. The Distribution Agreement shall terminate automatically in the event of its assignment.

         CUSTODIAN. State Street Bank and Trust Company, located at One Lincoln Street, Boston, MA 02111, serves as the custodian ("State Street") to the Fund. Pursuant to the terms and provisions of the custodian contract between State Street and the Trust, State Street computes the Fund's net asset value and keeps the book account for the Fund.

         TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. State Street serves as the transfer and dividend disbursing agent (the "Transfer Agent") for the Fund pursuant to the transfer agency and registrar agreement with the Trust, under which the Transfer Agent (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Fund and (v) makes periodic reports to the Board concerning the operations of the Fund.

         ADMINISTRATOR. State Street serves as the administrator (the "Administrator") for the Trust pursuant to an administration agreement (the "Administration Agreement"). State Street has agreed to maintain office facilities for the Trust; oversee the computation of the Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare various reports for filing with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Trust. The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for the negligence or willful misconduct of the Administrator, its officers or employees. As compensation for these services, the Fund pays State Street an annual administration fee based upon a percentage of the average net assets of the Fund.


         The fees paid to the Administrator for the Fund for the period from commencement of operations on February 29, 2008 through December 31, 2008 are $272.

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, independent registered public accounting firm located at 233 South Wacker Drive, Chicago, Illinois 60606, has been selected as independent public registered accounting firm for the Trust. The audit services performed by Ernst & Young LLP include audits of the annual financial statements of the Fund. Other services provided principally relate to filings with the SEC and the preparation of the Fund's tax returns.

         OUTSIDE COUNSEL. The law firm of Vedder Price P.C. serves as counsel to the Fund. K&L Gates LLP serves as counsel to the Independent Trustees.

         INTERMEDIARIES. Shares of the Fund are often purchased through financial intermediaries who are agents of the Fund for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge the Adviser a fee for those services. Effective April 1, 2009, the rate at which the Fund reimburses the Adviser for such fees charged by intermediaries is, with respect to non-omnibus accounts, up to $12.00 per open account for networking fees charged based upon a per account basis, and up to 0.05% of average daily net assets per account for networking fees charged based on basis points. The rate at which the Fund reimburses the Adviser for such fees charged by intermediaries is, with respect to omnibus accounts, as follows: (i) for accounts charged a per account networking fee, up to $17.00 per open account, (ii) for accounts charged based on basis points, up to 0.10% of average daily net assets of that account, and (iii) for closed accounts, up to the fee charged by the Fund's Transfer Agent for closed accounts. Prior to April 1, 2009, the Fund reimbursed the Adviser for such fees charged by intermediaries up to $12.00 per account for networking services and up to $17.50 per account for sub-transfer agent services. The Adviser bears any portion of the fees of an intermediary that is not reimbursed by the Fund.


                               PORTFOLIO MANAGERS


         PORTFOLIO MANAGEMENT. Patrick Sumner, Adrian Elwood, Guy Barnard, Frankie Lee, Reagan Pratt and James Kammert make up the portfolio management team for the Fund. The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of December 31, 2008:


------------------------------------------------------------------------------------------------------------------------------------
                 Registered                       Pooled
                 Investment         Assets        Investment             Assets                        Assets        Total Assets
Portfolio        Company            Managed       Vehicle                Managed        Other          Managed       Managed
Manager          Accounts           ($)           Accounts               ($)            Accounts       ($)           ($)
------------------------------------------------------------------------------------------------------------------------------------
Patrick Sumner   Henderson Global   566,890       Henderson Horizon Pan  1,135,523                                   342,371,975
                 Properties                       Euro Property Equities
                 Securities Fund                  Alpha

                                                  Henderson Global       26,243,962
                                                  Property Trust

                                                  Stitchting PF Akso     71,808,685
                                                  Nobel

                                                  Henderson Horizon pan  214,490,958
                                                  European Equities Fund

                                                  Henderson Horizon      28,125,957
                                                  Global Equities Fund
                                                  (Europe)

------------------------------------------------------------------------------------------------------------------------------------

                                       33

------------------------------------------------------------------------------------------------------------------------------------
                 Registered                       Pooled
                 Investment         Assets        Investment             Assets                        Assets        Total Assets
Portfolio        Company            Managed       Vehicle                Managed        Other          Managed       Managed
Manager          Accounts           ($)           Accounts               ($)            Accounts       ($)           ($)
------------------------------------------------------------------------------------------------------------------------------------
Adrian Elwood                                     AMP Ordinary Linked    86,522                                      217,372,028
                                                  Fund

                                                  AMP Pensions Linked    1,071,835
                                                  Fund

                                                  PAULP Managed Retired  1,722,713
                                                  Fund

                                                  Henderson Horizon pan  214,490,958
                                                  European Equities Fund

------------------------------------------------------------------------------------------------------------------------------------
Guy Barnard                                       Henderson Horizon      28,125,957                                  28,125,957
                                                  Global Equities Fund
                                                  (Europe)

------------------------------------------------------------------------------------------------------------------------------------
Frankie Lee                                       Henderson Horizon Asia 302,946,968    MNASIA         125,605,215   629,879,480
                                                  Pacific Property
                                                  Equities Fund                         MNASIA11       130,460,873

                                                  Henderson Horizon      70,866,424     (seg accounts
                                                  Global Equities Fund                  run for MN
                                                  (Asia)                                Securities)

------------------------------------------------------------------------------------------------------------------------------------
Reagan Pratt     1                  256,995       4                      92,272,088     1              119,580       92,648,663
and
James Kammert

------------------------------------------------------------------------------------------------------------------------------------


         PORTFOLIO MANAGEMENT CONFLICTS OF INTEREST. The Adviser seeks to foster a reputation for integrity and professionalism. That reputation is a vital business asset. The confidence and trust placed in us by investors is something that is highly valued and must be protected. As a result, any activity that creates any actual or potential conflict of interest or even the appearance of any conflict of interest must be avoided and is prohibited. A Code of Ethics has been adopted to ensure that those who have knowledge of portfolio transactions or other confidential client information will not be able to act thereon to the disadvantage of Henderson's clients. The Code of Ethics does not purport comprehensively to cover all types of conduct or transactions which may be prohibited or regulated by the laws and regulations applicable.


         The portfolio managers are responsible for managing both the Fund and other accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to certain trading practices used by the portfolio manager (e.g. allocation of aggregated trades). Henderson has policies and procedures reasonably designed to mitigate these conflicts. The portfolio managers may advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees.

          TSM has adopted a Code of Ethics, which is designed to comply with Rule 204A-1 under the Investment Advisers Act of 1940. This Code establishes rules of conduct for all employees of TSM and is designed to, among other things; govern personal securities trading activities in the accounts of employees. The Code is based upon the principle that TSM and its employees owe a fiduciary duty to TSM's clients to conduct their affairs, including their personal securities transactions, in such a manner as to avoid (i) serving their own personal interests ahead of clients, (ii) taking inappropriate advantage of their position with the firm and (iii) any actual or potential conflicts of interest or any abuse of their position of trust and responsibility. The Code is designed to ensure that the high ethical standards long maintained by TSM continue to be applied. The purpose of the Code is to preclude activities which may lead to or give the appearance of conflicts of interest, insider trading and other forms of prohibited or unethical business conduct. The excellent name and reputation of our firm continues to be a direct reflection of the conduct of each employee. TSM and its employees are prohibited from engaging in fraudulent, deceptive or manipulative conduct. Compliance with this section involves more than acting with honesty and good faith alone. It means that TSM has an affirmative duty of utmost good faith to act solely in the best interest of its clients. TSM's policy prohibits any allocation of trades in a manner that TSM's proprietary accounts, affiliated accounts, or any particular client(s) or group of clients receives more favorable treatment than other client accounts.

         PORTFOLIO MANAGEMENT COMPENSATION. Following is a summary of the compensation received by Henderson's investment professionals for all accounts managed and not just for the Fund. Henderson's investment professionals have significant short and long-term financial incentives. In general, the compensation plan is based on:

         o        Pre-defined, objective, measurable investment performance

         o        Performance goals that are ambitious, but attainable

         o The plan provides an incentive for appropriately aggressive portfolio management to achieve maximum feasible results within the portfolio's risk return parameters.

         The compensation structure consists of four primary elements. There is a competitive base salary together with a short-term incentive bonus plan. In addition, there are two further incentive-based packages for senior international investment professionals that reward staff on both individual and team performance, reflecting profitable asset growth. "Profitable asset growth" refers to the increase in adviser revenues generated less the increase in costs. It is typically calculated per adviser team on a calendar year basis. Members of the relevant team receive a share of this growth, which is typically paid over a three year period.


         Some managers have the option to participate in a long-term incentive program that is based on a number of factors, including the profitability of Henderson Global Investors. Additionally, some managers participate in the distribution of performance-related fees if such funds are structured accordingly. Currently, the Fund does not charge performance-related fees.


         A summary of the compensation package is as follows:

         o Basic Salaries: in line with or better than the industry average

         o Short Term Incentive Bonus: the STI bonus is usually the majority of the variable component, based largely on investment performance; for a typical fund manager, it can vary between 50 percent and 150 percent of the salary

         o Growth Equity Bonus Plan: the GEB is based on a team's contribution to a rise in profits, it is designed to reward profitable asset growth

         o Employee Incentive Plans: from year to year, managers may be able to invest part of their remuneration in various share schemes which are then partially matched by Henderson

         o        Long Term Incentive Plan: as described above

         o Performance-related fees: for some funds, any performance related fee earned by the firm is shared with individuals generating that performance. If a performance-related fee applies, compensation is based solely on performance and its terms are made public in the fund's relevant disclosure document (i.e., prospectus or offering memorandum). Performance-related fees may vary from fund to fund but are typically measured over a one year period and compare the fund's returns to either (i) a peer group, (ii) an index or
                  (iii) an absolute return.


All TSM employees receive a base salary and are eligible for a discretionary bonus. The two principal portfolio managers, Reagan Pratt and James Kammert, each receive a share of TSM's profits. In addition, once TSM's assets under management achieves a certain threshold, a portion of the company's profits will be reserved for bonuses to its employees.


         PORTFOLIO MANAGEMENT FUND OWNERSHIP. As of April 30, 2009, the portfolio managers did not own any shares of the Fund. The Fund's shares are not registered to be sold outside of the US. Many of the Fund's portfolio managers reside outside of the US and are not eligible to purchase shares of the Fund.


                              BROKERAGE ALLOCATION


         Subject to the overall oversight of the Board, the Adviser and Subadvisers place orders for the purchase and sale of the Fund's portfolio securities. The Adviser and Subadvisers seek the best price and execution obtainable on all transactions. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by the Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, the Adviser and Subadvisers attempt to deal directly with the principal market makers, except in those circumstances where the Adviser and Subadvisers believe that a better price and execution are available elsewhere.

         The Adviser and Subadvisers select broker-dealers to execute transactions and evaluate the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser and Subadvisers in servicing all of their accounts. In addition, not all of these services may be used by the Adviser and Subadvisers in connection with the services it provides to the Fund.


         Subject to policies as may be established by the Board and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account factors such as price (including the applicable brokerage commission or dealer spread), size and nature of the order, the need fro timely execution, the liquidity or illiquidity of the market, the transparency of the market, difficulty of execution and operational facilities of the firm involved, the firm's knowledge of the security, the firm's ability to maintain confidentiality, the willingness of the firm to commit its capital, and the firm's ability to provide access to new issues. While the Adviser generally seeks lower commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.


         TSM as a matter of policy and practice, seeks to obtain best execution for client transactions, i.e., seeking to obtain not necessarily the lowest commission but the best overall qualitative execution in the particular circumstances. TSM's CCO has overall the responsibility for the implementation and monitoring of TSM's best execution policy, practices, disclosures and recordkeeping. TSM has implemented written best execution practices and established a Brokerage Committee, which has responsibility for monitoring the firm's trading practices, gathering relevant information, periodically reviewing and evaluating the services provided by broker-dealers, the quality of executions, research, commission rates, and overall brokerage relationships, among other things. TSM also maintains and periodically updates an "Approved Broker-Dealer List" based upon the firm's reviews. TSM conducts periodic reviews of the firm's brokerage and best execution policies.

         The Fund does not have an obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Fund and subject to the oversight of the Board, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective agreements. A commission paid to such brokers may be higher than that which another qualified broker may have charged for executing only the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. The Adviser or its affiliates may enter into commission sharing arrangements with key brokers, which allow for the receipt of both proprietary and third party research.


         Brokerage commissions vary from year to year in accordance with the extent to which the Fund is more or less actively traded.

         The brokerage commissions paid by the Fund for the period from commencement of operations on February 29, 2008 through December 31, 2008 are $6,534.


         The Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. The Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that the Adviser and Subadviser deem to be a desirable investment for the Fund. The Trust may reject in whole or in part any or all offers to pay for the Fund's shares with securities and may discontinue accepting securities as payment for the Fund's shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of the Fund, and the Fund's shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The transferor of such securities may recognize gain or loss for federal income tax purposes on the transfer of such securities. The acceptance of securities by the Trust must comply with the applicable laws of certain states.


         The Fund is required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by them as of the close of their most recent fiscal year. As of December 31, 2008, the Fund held no such securities.


                        CAPITALIZATION AND VOTING RIGHTS

         The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of the Fund are fully paid and non-assessable. No class of shares of the Fund has preemptive rights or subscription rights.


         The Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trust currently consists of eleven series. Pursuant to the Declaration of Trust, the Trustees may terminate the Fund without shareholder approval. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size. The Trustees have authorized the issuance of Class I shares for Global Real Estate Equities Fund.

         Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's Declaration of Trust and By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of the Fund entitle their holders to one vote per share (with proportionate voting or fractional shares). Shareholders of the Fund are entitled to vote on matters that affect the Fund or class. The Henderson Global Funds and classes of shares of each fund of the Trust will vote together, except when a separate vote is permitted or required by the 1940 Act or written instrument. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of the Fund, then the shareholders of the Fund will not be entitled to vote on that matter. Matters that affect the Trust in general will be voted upon collectively by the shareholders of all the funds of the Trust.


         As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding voting securities" of the Fund or class means the vote of the lesser of: (1) 67% of the shares of the Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or of the Trust).

         With respect to the submission to shareholder vote of a matter requiring separate voting by the Fund, the matter shall have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund or class of the Fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

         The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee. Meetings of shareholders will be called at any time by a majority of Trustees and shall be called by any Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Shareholders in a series or class shall be entitled to receive their pro rata share of distributions of income and capital gains made with respect to such series or class. Upon liquidation or termination of a series or class, shareholders in such series or class shall be entitled to receive a pro rata share of the assets (if any) belonging to such series or class.

         Under Delaware law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.


                 PURCHASES, EXCHANGES AND REDEMPTION INFORMATION


         PURCHASES. As described in the Prospectus, shares of the Fund may be purchased in a number of different ways. Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. An investor may place orders directly through the Transfer Agent or the Distributor or through arrangements with his/her authorized broker and/or financial advisor.

         EXCHANGES. As described in the Prospectus, shareholders of the Fund have certain exchange privileges. Before effecting an exchange, shareholders of the Fund should obtain and read the currently effective Prospectus. An exchange of shares is a taxable transaction for federal income tax purposes.


         ADDITIONAL PAYMENTS. Institutions such as broker/dealer firms or banks may be paid fees out of the assets of the Adviser or its affiliates for marketing and servicing shares of the Fund. These fees do not come out of the Fund's assets. Investment professionals receive such fees for providing distribution-related services or services such as advertising, sponsoring activities to promote sales, and maintaining shareholder accounts. These payments may be based on factors such as the number or value of shares the investment professionals may sell, the value of client assets invested, and/or the type and nature of sales support furnished by the institution.

         The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial intermediaries may provide such financial intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial intermediaries may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor and will not increase expenses of the Fund. You may wish to take such payments arrangements into account when considering and evaluating any recommendations relating to shares of the Fund and discuss this matter with your financial adviser.

         ADDITIONAL CHARGES. Dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.


         REDEMPTIONS. As described in the Prospectus, shares of the Fund are redeemed at their net asset value next determined after a proper redemption request has been received by the Transfer Agent.

         Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven calendar days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven calendar days, (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.


         Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act. This requires the Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of the 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting these assets into cash. For federal income tax purposes, in-kind distributions are taxable to the redeeming shareholder on the same basis as cash distributions.


         OTHER REDEMPTION INFORMATION. Shares can be redeemed and proceeds sent by federal wire to a single previously designated bank account. The Trust cannot be responsible for the efficiency of the federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

         The Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine.

                                 NET ASSET VALUE

         The net asset value per share of the Fund is computed by dividing the value of the Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining the Fund's aggregate net assets, receivables are valued at their realizable amounts. The Fund's liabilities are then deducted from the Fund's assets, and the resulting amount is divided by the number of shares outstanding to produce its net asset value per share.

         Securities traded on a recognized stock exchange or market are valued at the last reported sales price or at the official closing price if such price is deemed to be representative of value at the close of such exchange on which the securities are principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange or OTC market in which it is primarily traded or as of the close of regular trading on the NYSE, if that is earlier, and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the day the value of the foreign security is determined.

         A debt security normally is valued on the basis of the last updated sale price or a market value from a pricing service that takes into account appropriate valuation factors or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. Interest bearing commercial paper which is purchased at par will be valued at par. Interest is accrued daily. Money market instruments purchased with an original or remaining maturity of

60 days or less maturing at par, are valued at amortized cost, which the Board believes approximates market value.

         Options, futures contracts and options on futures contracts are valued at the last reported sale price on the exchange on which it is principally traded, if available, and otherwise is valued at the last reported sale price on the other exchange(s). If there were no reported sales on any exchange, the option shall be valued at the Calculated Mean, if possible.

         Securities and other assets for which market prices are not readily available are priced at a "fair value" as determined by the Adviser in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the NYSE. Trading on foreign exchanges may not take place on all days on which there is regular trading on the NYSE, or may take place on days on which there is no regular trading on the NYSE (e.g., any of the national business holidays identified below). If events materially affecting the value of the Fund's portfolio securities occur between the time when a foreign exchange closes and the time when the Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by the Adviser in accordance with procedures approved by the Board. The Board of Trustees has adopted procedures for valuing the Fund's securities. Securities are fair valued according to methodologies adopted by the Board in advance or as determined by the Valuation Committee of the Board. Any securities that are fair valued will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

         Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading. The NYSE and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of the Fund's custodian or the NYSE close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.


         The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on the Fund's net asset value next determined after your instructions are received in proper form by the Transfer Agent or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since the Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the Fund's net asset value may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The sale of the Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund's best interest to do so.


                           FEDERAL INCOME TAX MATTERS


         The following is a general discussion of certain US federal income tax consequences of investing in the Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. It is based on provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and other administrative rulings, as in effect on the date of this SAI, all of which may change, possibly with retroactive effect. This discussion generally applies only to holders of shares who are citizens or residents of the US and who are subject to federal income taxation (i.e., not exempt from taxation). Accordingly, investors should consult with a competent tax adviser before making an investment in the Fund. The Fund is not managed for tax-efficiency.

         The Fund has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, other income derived with respect to its business of investing in such stocks, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; and (b) diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than US government securities and the securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or business or the securities of one or more qualified publicly traded partnerships.

         As a regulated investment company, the Fund generally will not be subject to US federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) determined without regard for the deduction for dividends paid for the taxable year is distributed to shareholders. However, the Fund will generally be subject to federal corporate income tax (currently imposed at a maximum rate of 35%) on any undistributed net investment income or net capital gain. The Fund intends to distribute all or substantially all of its net investment income or net capital gain each year.


         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid this tax, the Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. The Fund intends to make distributions to shareholders in accordance with such distribution requirements, however, the Fund may be subject to excise tax.



         OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS. The Fund's transactions, if any, in forward contracts, options, futures contracts and hedge investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes.

         The Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to, where appropriate, mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of US federal income and excise taxes.


         Options held by the Fund at the end of each fiscal year on a broad-based stock index are treated under the Code as Section 1256 contracts and will be required to be "marked-to-market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss ("60/40 gain or loss"). Certain other options, futures contracts and options on futures contracts utilized by the Fund are also Section 1256 contracts. Any gains or losses on these Section 1256 contracts held by the Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are also "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

         CURRENCY FLUCTUATIONS - "'SECTION 988' GAINS OR LOSSES". Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least 50% of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to federal income tax and an additional interest charge on the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to federal income tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the federal income tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income for federal income tax purposes even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Fund may be eligible to elect alternative federal income tax treatment with respect to its PFIC shares. If certain conditions are satisfied, the Fund may elect to mark-to-market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.


         DEBT SECURITIES ACQUIRED AT A DISCOUNT. Some of the debt securities that may be acquired by the Fund may be treated as debt securities that are originally issued at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and a portion of the OID is included in the Fund's income in each taxable year such debt security is held by the Fund, even though payment of that amount is not received until a later time, usually when the debt security matures.


         Some of the debt securities that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred.

         The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

         The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. The Fund may need to sell securities at inopportune times to raise cash to pay such dividends.

         REITS. The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under a notice issued by the Internal Revenue Service ("IRS"), a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. The notice provides that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income to entities (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (3) in the case of a foreign shareholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

         DISTRIBUTIONS. Distributions are taxable to a US shareholder whether paid in cash or shares. Distributions of investment company taxable income (as such term is defined in the Code, but without regard to the deduction for dividends paid) are generally taxable as ordinary income. However, if a portion of the Fund's investment company taxable income is attributable to "qualified dividend income," as such term is defined in Section 1(h)(11) of the Code, and treated as such by the Fund, then for taxable years beginning on or before December 31, 2010, distributions of such qualified dividend income by the Fund to noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided both the Fund and the shareholder satisfy certain holding period and other requirements. For such taxable years, the maximum federal income tax rate applicable to net capital gain for individuals and other noncorporate investors has been reduced to 15%. Dividends from most real estate investment trusts and certain foreign corporations are not eligible for treatment as qualified dividend income.

         Dividends paid by the Fund that are derived from dividends received from US corporations may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code (the "Dividend Received Deduction"). Corporate shareholders who otherwise are eligible to claim the Dividends Received Deduction will generally be able to deduct 70% of such qualifying dividends in determining their federal taxable income. Corporate shareholders must meet the 45-day holding period requirements of Section 246(c)(1)(A) of the Code with respect to the shares of the regulated investment company to qualify for the Dividends Received Deduction. The alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.


         Distributions of net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses and capital loss carryovers from prior years), if any, designated by the Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the Dividends Received Deduction or for treatment as qualified dividend income. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits, if any, will be treated first by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his, her or its shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the US federal income tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

         A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution, which generally will be taxable to the shareholder.

         DISPOSITION OF SHARES. Upon a redemption, sale or exchange of a shareholder's shares, such shareholder will generally recognize a taxable gain or loss for federal income tax purposes depending upon his or her basis in the shares disposed. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands at the time of the disposition and, if so, will be long-term or short-term, depending upon how long the shareholder held such shares. Shares held for one year or less generally will be taxed as short-term capital gain or loss. Shares held for more than one year generally will be taxed as long-term capital gain or loss. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced with other Fund shares or substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or treated as having been received by the shareholder with respect to such shares. Capital losses may be subject to limitations on their use by a shareholder.

         In some cases, shareholders who exchange shares will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the same Fund or another regulated investment company and an otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right and not with respect to the original shares. This provision may be applied to successive acquisitions of Fund shares.


         FOREIGN WITHHOLDING TAXES. Income received by the Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.


         If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to its shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund in computing his or her taxable income for federal income tax purposes, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her federal taxable income or to use such amount as a foreign tax credit against his or her US federal income tax liability, subject to various limitations imposed by the Code. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions for federal income tax purposes. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the federal alternative minimum tax, but a foreign tax credit may be available to offset federal alternative minimum tax, subject to various limitations. Each affected shareholder will be notified within 60 days after the close of the Fund's taxable year if the foreign taxes paid by the Fund will "pass-through" for that year.

         Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's US tax attributable to his or her total foreign source taxable income. For this purpose, if the Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities generally will be treated as derived from US sources and Section 988 gains will generally be treated as ordinary income derived from US sources. The limitation on the foreign tax credit is applied separately to foreign source passive category income, including foreign source passive income received from the Fund. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend or the Fund or shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If the Fund fails to satisfy these requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

         The foregoing is only a general discussion of the foreign tax credit and deduction under current federal income tax law. Because application of the credit and deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

         DISCLOSURE STATEMENTS FOR LARGE LOSSES. Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the Internal Revenue Service ("IRS") a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


         BACKUP WITHHOLDING. The Fund will be required to report to the IRS all distributions as well as gross proceeds from the redemption of Fund shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of federal income tax at a rate of 28% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against the shareholder's US federal income tax liability provided the appropriate information is furnished to the IRS.


         OTHER TAXATION. Dividends and distributions may also be subject to additional federal, state, local and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Non-US shareholders should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% US withholding tax (or a reduced rate of withholding provided by an applicable treaty). However, effective for taxable years of the Fund beginning before January 1, 2010, the Fund will generally not be required to withhold tax on any amounts paid to a non-US shareholder with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain US source interest income that would not be subject to federal withholding tax if earned directly by a non-US person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate any such amounts.


         This discussion does not purport to deal with all of the tax consequences applicable to the Fund or all shareholders of the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them before making an investment in the Fund.

                             REGISTRATION STATEMENT

         This SAI and the Fund's Prospectus do not contain all the information included in the Fund's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C. Text-only versions of Fund documents can be viewed online or downloaded from the SEC at http:/www.sec.gov.

         Statements contained herein and in the Fund's Prospectus as to the contents of any contract of other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund's registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS


         The financial statements of the Fund, including the notes thereto, dated December 31, 2008 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Report of the Fund dated as of December 31, 2008. The information under the caption "Financial Highlights" of the Fund for the period from commencement of operations through December 31, 2008, appearing in the Prospectus has been derived from the financial statements audited by Ernst & Young LLP. Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon Ernst & Young LLP's report given on the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("S&P") AND MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND AND COMMERCIAL PAPER RATINGS

From "Moody's Bond Record," November 1994 Issue (Moody's Investors Service, New York, 1994), and "Standard & Poor's Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New York, 1997).

MOODY'S:

         (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa by Moody's are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

         (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

         The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

         Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                                   APPENDIX B

                     HENDERSON INVESTMENT MANAGEMENT LIMITED

                          PROXY POLICIES AND PROCEDURES

It is the intent of Henderson Investment Management Limited (HIML) to vote proxies in the best interests of the firm's clients. HIML believes that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

This policy sets out HIML's approach to corporate governance, corporate responsibility and proxy voting.


1.       Responsibilities

         The Corporate Governance Manager at Henderson Global Investors, acting on behalf of HIML, is responsible for the implementation of the Proxy Voting Policies.


2.       Service Providers

         HIML has contracted ISS Europe Ltd. to provide policy development, research, advisory and voting disclosure services.

         Proxy voting services are provided by BNP Paribas Securities Services plc, which provides a range of administrative services to Henderson. BNP Paribas Securities Services plc is provided with voting services by ISS.


3.       Voting Guidelines

         HIML has adopted the Henderson Global Investors Responsible Investment policy. This policy sets out Henderson's approach to monitoring and taking action on financial performance, corporate governance and corporate responsibility. The International Corporate Governance Policy is detailed below.


3.1.     International Corporate Governance Policy

         International corporate governance systems vary a great deal according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. In formulating our approach to corporate governance we are conscious that a 'one size fits all' policy is not appropriate. We therefore seek to vary our voting and engagement activities according to the market, and pay close attention to local market codes of best practice.

         Notwithstanding these differences, we consider that certain core principles of corporate governance apply across all markets, and we seek to apply these in our voting policy. The paragraphs below elaborate on these core principles.(1)

------------------
(1)  These Principles are based on the Organisation for Economic Development
     (OECD) Corporate Governance Principles and those of the International Corporate Governance Network (ICGN).

3.2.     Corporate objective

         The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavour to ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders.


3.3.     Disclosure and transparency

         Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on directors, corporate governance arrangements and the company's management of corporate responsibility issues should be provided.

         Shareholders should be given sufficient and timely information about all proposals to allow them to make an informed judgment and exercise their voting rights. Each proposal should be presented separately to shareholders - multiple proposals should not be combined in the same resolution. In the absence of sufficient information provided by a company on a proposed resolution we will vote against.


3.4.     Boards of directors

         Henderson recognises the plurality of corporate governance models across different markets and does not advocate any one form of board structure. However, for any corporate board there are certain key functions which apply.

         o Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures.

         o Monitoring the effectiveness of the company's governance practices and making changes as needed.

         o Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning.

         o Aligning key executive and board remuneration with the longer term interests of the company and its shareholders.

         o Ensuring a formal and transparent board nomination and election process.

         o Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions.

         o Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards.

         o        Overseeing the process of disclosure and communications.

         The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis.

         Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole.

         Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

         When determining how to vote on the election of a non-executive director, we will give close consideration to their independence and to the proportion of independent directors on the Board as a whole.


3.5.     Shareholder rights

         All shareholders should be treated equitably. Companies' ordinary shares should provide one vote for each share, and companies should act to ensure the owners' rights to vote.

         Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes which in substance or effect materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes include modifications to articles or bylaws, the implementation of shareholder rights plans or so called "poison pills", and the equity component of compensation schemes.

         We will not support proposals that have the potential to reduce shareholder rights such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals unless companies provide a compelling rationale for why they are in shareholder interests.


3.6. Audit and internal control

         Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

         Where we have serious concerns over auditor independence we will vote against the re-election of the auditor.

3.7.     Remuneration

         Remuneration of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies that is appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

         The design of senior executives' contracts should not commit companies to 'payment for failure'. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

         Companies should disclose in each annual report or proxy statement the board's policies on remuneration - and, preferably, the remuneration of individual board members and top executives, as well as the composition of that remuneration - so that investors can judge whether corporate pay policies and practices are appropriately designed.

         Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

         When reviewing whether to support proposed new share schemes we place particular importance on the following factors:

         o the overall potential cost of the scheme, including the level of dilution

         o        the issue price of share options relative to the market price

         o the use of performance conditions aligning the interests of participants with shareholders

         o the holding period ie. the length of time from the award date to the earliest date of exercise

         o        the level of disclosure.


4.       Voting Procedures

         The procedure for casting proxy votes is as follows:

         1. Custodians notify ISS of forthcoming company meetings and send proxy materials.

         2.       ISS notifies Henderson of meetings via its VoteX website.

         3. ISS provides voting recommendations based on HIML's Proxy Voting Policies.

         4. The Corporate Governance Manager (or his designee) consults with fund managers and analysts as appropriate.

         5. The Corporate Governance Manager (or his designee) decides in conjunction with the relevant fund managers and analysts whether to accept or override the voting recommendations provided by ISS.

         6. Voting instructions are sent to custodians via the VoteX website and executed by the custodians.

         7. If at any time during implementation of the above procedures a conflict of interest is identified the matter will be referred to the HIML Proxy Committee via the Head of Compliance. In such circumstances the Proxy Committee reviews the issue and directs ISS how to vote the proxies through the VoteX website and voting instructions are executed by the custodians.


5.       Share blocking

         In a number of markets in which the funds invest, shares must be suspended from trading ('blocked') for a specified period before the Annual General Meeting if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in clients' interest. In other markets casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, HIML will vote only in exceptional circumstances.


6.       Conflicts of interest

         For each director, officer and employee of HIML ("HIML person"), the interests of HIML's clients must come first, ahead of the interest of HIML and any person within the HIML organization, which includes HIML's affiliates.

         Accordingly, each HIML person must not put "personal benefit", whether tangible or intangible, before the interests of clients of HIML or otherwise take advantage of the relationship to HIML's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever except a benefit for a client of HIML, as appropriate. It is imperative that each of HIML's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of HIML's clients.

         Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if HIML has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Head of Compliance.

         The following are examples of situations where a conflict may exist:

         o Business Relationships - where HIML manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;


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         o        Personal Relationships - where a HIML person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships;

         o Familial Relationships - where a HIML person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company); and

         o Fund Relationships - HIML may have a conflict because of a relationship to fund shares held in client accounts (e.g., an entity who receives fees from a fund is solicited by the fund to increase those fees).

         It is the responsibility of each director, officer and employee of HIML to report any real or potential conflict of interest to the Head of Compliance who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Head of Compliance, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict. In addition, all HIML persons shall certify annually as to their compliance with this policy.


7.       Proxy Committee

         The Proxy Committee shall have three members, the Head of Equities, the Corporate Governance Manager and the Head of Compliance (or their respective designees). Proxy Committee meetings may be called by any member of the Proxy Committee and shall be called whenever a conflict of interest is identified.

         Two members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The members of the Proxy Committee shall choose a chair of the Committee. The Proxy Committee shall keep minutes of its meetings that shall be kept with the other corporate records of HIML.

         The Proxy Committee will review each item referred to it to determine if a conflict of interest exists and will produce a Conflicts Report for each referred item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and
         (3) based on confirmations from the relevant portfolio managers discloses any contacts from parties outside HIML (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in a portfolio manager's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

         The Proxy Committee will review the issue and direct ISS as to how to vote the proxies.


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                                                                      APPENDIX A



1        RESPONSIBLE INVESTMENT POLICY

         Monitoring and taking action on financial performance, corporate governance and corporate responsibility

1.1      PURPOSE AND SCOPE

         Henderson Global Investors' Responsible Investment policy sets out how we discharge our responsibility towards our clients by protecting and enhancing shareholder value in the companies in which we invest on clients' behalf through our work on corporate governance (CG) and corporate responsibility (CR).

         We believe that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

         This policy sets out how Henderson implements the UK Institutional Shareholders' Committee's Statement of Principles on the
         Responsibilities of Institutional Shareholders and Agents(2). Henderson is a founding signatory of The United Nations Principles for Responsible Investment (PRI)(3), and this policy sets out our approach in applying the Principles across our equity holdings.

2        UK CORPORATE GOVERNANCE

2.1.     OVERVIEW

         The purpose of our corporate governance work is to try and ensure that the boards of the companies in which we invest perform to high standards and are accountable to shareholders. The composition and structure of boards, and the processes by which boards operate, need to be carefully planned and managed to this end.

         Henderson expects UK companies to comply with the Combined Code(4), including the Turnbull Guidance on Internal Control, or to provide adequate explanation of areas in which they fail to comply. Our corporate governance work is also guided by best practice guidelines developed by industry bodies such as the Association of British Insurers(5), the Association of Investment Companies(6) and the National Association of Pension Funds(7).

         While we prefer that companies adhere to the principles and provisions of the Combined Code and best practice, we recognise that a different approach may be justified in


------------------
(2)  www.institutionalshareholderscommittee.org.uk
(3)  www.unpri.org
(4)  www.frc.org.uk/corporate/combinedcode.cfm
(5)  www.ivis.co.uk/Guidelines.aspx
(6)  www.theaic.co.uk/technical/guidesdirectors.asp
(7)  www.napf.co.uk/Policy/Governance.cfm


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         particular circumstances. We evaluate each deviation on its own merits.
         In such cases, the onus is on the company to provide us with sufficient information to enable us to take an informed view. Where adequate explanation is provided, we will support the board. However, where we judge that insufficient assurance has been given that the arrangements adopted are in the best interests of shareholders, we will not support the board.

         Henderson holds shares in many small companies, including companies listed on the Alternative Investment Market (AIM), where the Combined Code does not apply. We consider that the main principles of good corporate governance embodied in the Code are applicable to listed companies of all sizes and stages of development. However, we recognise that some of the more detailed provisions of the Code will not be appropriate. The onus is on smaller companies to explain their governance arrangements in relation to their size and stage of development. We support the work of the Quoted Companies Alliance(8)
         (QCA) in setting out guidelines for smaller quoted companies and AIM companies.

         The paragraphs below amplify and clarify certain aspects of Henderson's approach to a company's corporate governance.

2.2.     GOVERNANCE REPORTING

         Governance reporting has expanded exponentially in recent years. However, the increasing quantity of reporting has in many cases not been matched by better quality, with many companies indulging in 'boiler-plate' disclosure. We attach great value to the quality of governance reporting, which forms an important part of our assessment of companies. Reporting should explain clearly how the company's particular corporate governance arrangements and structure help it to develop and execute its strategy successfully.

2.3.     BOARD COMPOSITION

         The Board should be formed of a suitable balance and quality of executive and non-executive directors to enable it to execute strategic control of the company's affairs to maximise long term shareholder value. To this end, it is important that the Board has a sufficient contingent of independent non-executive directors to maintain appropriate oversight on shareholders' behalf.

2.4.     ROLES OF CHAIRMAN AND CHIEF EXECUTIVE

         In order to prevent the concentration of power in the hands of one person, we do not favour the combination of the roles of Chairman and Chief Executive. However, we recognise that in some very limited circumstances, the combination of these roles may be justified. Such circumstances may include where the chief executive has resigned and the chairman temporarily holds the chief executive role until a suitable replacement is found. Where a company believes its particular circumstances warrant the

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(8)  www.qcanet.co.uk/guidance_booklets.asp


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         combination of these roles, we expect prior disclosure and explanation of the circumstances.

         We do not favour chief executives or other executive directors going on to become chairman of the same company. Exceptionally, we may support such a move based upon a company's unique circumstances. In such a situation major shareholders should be consulted in advance and adequate justification must be provided.

2.5.     DEFINITION OF INDEPENDENCE

         When assessing the independence of a non-executive director, we will consider whether there are relationships or circumstances which are likely to affect, or could appear to affect, the director's judgement. These include where the director:

         o has been an employee of the company or group within the last five years

         o has, or has had within the last three years, a material business relationship with the company either directly, or as a partner, shareholder, director or senior employee of a body that has such a relationship with the company

         o has received or receives additional remuneration from the company apart from a director's fee, participates in the company's share option or a performance-related pay scheme, or is a member of the company's pension scheme

         o has close family ties with any of the company's advisers, directors or senior employees o holds cross-directorships or has significant links with other directors through involvement in other companies or bodies

         o        represents a significant shareholder

         o has served on the board for more than nine years from the date of their first election

         Where a company maintains that a non-executive director is independent despite the presence of the above relationships or circumstances, the onus is on the board to provide evidence to support the claim. Henderson will exercise judgement in assessing independence in each individual case. In particular, we do not consider that board tenure of more than nine years in itself necessarily compromises independence with the resultant implications for membership of board committees. Where appropriate, we will have regard to the non-executive director's performance on the board and committees in determining whether the director exercises independent judgement in relation to the company.

2.6.     APPOINTMENT AND RE-ELECTION OF DIRECTORS

         The appointment of any director to the board should be the result of a formal, rigorous and transparent procedure led by the Nomination Committee. The Nomination Committee should assure itself and the shareholders that the proposed director is able to devote sufficient time to the role. Where appropriate, we also have regard to the director's performance record at other companies.


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         We will support the election of directors who are able to contribute to the preservation and enhancement of shareholder value.

2.7.     NON-EXECUTIVE DIRECTORS

         Our voting decision on the appointment or reappointment of non-executive directors is also affected by factors which do not apply to executive directors. This is because of the monitoring duties that non-executive directors in particular are required to perform in order to protect shareholders' interests.

         When determining how to vote on the election of a non-executive director, in addition to the points stated in paragraph 2.6, we take into consideration the proportion of independent non-executive directors on the board and the suitability of the non-executive director to fulfil any committee duties.

         The fact that companies are required to have separate board committees does not, in our view, detract from the responsibility of the board as a whole for decisions or duties within the remit of the board committee. Where we have over a period expressed concern to the company about the performance of a particular committee and such concerns have not been resolved to our satisfaction, we may withhold support from any member of the board, irrespective of their membership of the particular committee, as we consider appropriate.

2.8.     SUCCESSION PLANNING

         We expect the board to make adequate arrangements for succession planning. This process should be led by the Nomination Committee. Details of appointment procedures for directors and succession planning arrangements should be disclosed to shareholders.

2.9.     RELATIONSHIP WITH AUDITORS

         It is of the utmost importance that auditors remain independent from the company. The company should disclose the scale of non-audit fees paid to the audit firm, the nature of the work involved, and the procedure for awarding such contracts.

         When considering whether to approve the appointment of auditors and their remuneration, the significant driver is the independence of the audit process. The audit committee, consisting solely of independent non-executive directors, not the executives or chairman, should be seen to lead the relationship of the company with the auditors.

         The fees generated from the provision of non-audit services should not be of such magnitude as to appear to impair the auditors' objectivity. Where non-audit fees are substantial relative to the audit fee it is up to the audit committee to justify why this expenditure is in shareholders' interests.


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2.10.    REMUNERATION

         The quality of a company's remuneration policy and practices can be seen as a litmus test of good corporate governance.

         Henderson believes that executives should be fairly rewarded for the contribution they make to the maximisation of long-term shareholder value. A fully independent Remuneration Committee has a critical role to play in determining a company's remuneration policy and practices. Remuneration Committees should ensure that executive remuneration packages are structured in a manner which reflects the achievement of corporate objectives and limits the possibility of 'rewards for failure'.

         We also attach importance to the Combined Code's principle on remuneration, namely that:

         "The Remuneration Committee should judge where to position their company relative to other companies. But they should use such comparisons with caution, in view of the risk of an upward ratchet of remuneration levels with no corresponding improvement in performance. They should also be sensitive to pay and employment conditions elsewhere in the group, especially when determining annual salary increases".(9)

         Companies should seek to develop remuneration arrangements specific to the company and clearly aligned with business strategy and objectives, utilising the most appropriate performance measures, rather than simply adopting 'off-the-peg' policies.

2.11.    SERVICE CONTRACTS

         Henderson does not approve of rolling service contracts terminable on more than one year's notice. This does not preclude companies, where necessary, from offering newly-recruited directors longer-term contracts which subsequently reduce to one year rolling contracts after a specified period. However, companies should not offer longer-term contracts to new directors as a matter of course. Where a company offers a new director a contract along these lines, an explanation of its necessity should be included in the report and accounts.

         We do not approve of remuneration policies that allow enhanced notice periods or compensation on a change of control of the company.

2.12.    REMUNERATION REPORT

         The Directors' Remuneration Report Regulations 2002 (Remuneration Regulations) provide shareholders with a platform to signal their view of a company's remuneration policy and practices to the Board. We expect remuneration reports to meet the disclosure requirements of the Remuneration Regulations. Companies should fully disclose all information that shareholders need to take an informed view of the remuneration policy, arrangements and practices.


------------------
(9)  The Combined Code, Section B.1


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         Henderson assesses whether the remuneration policy and practices disclosed in the remuneration report meet best practice guidelines as prescribed in the Combined Code, the ABI Guidelines on Executive Remuneration and the ABI/NAPF Best Practice on Executive Contracts and Severance(10). Henderson also assesses whether the disclosed policy and practices sufficiently link executive rewards to the preservation and enhancement of shareholder value.

         While it is not possible to list all the factors that may cause us not to support a company's remuneration report, the factors that would cause concern include:

         o        disclosure below the requirements of the Remuneration
                  Regulations

         o executive director service contracts terminable on more than one year's notice

         o compensation on termination in excess of one year's remuneration

         o notice period or compensation in excess of one year on a change of control of the company

         o payment of compensation to executives when their service contracts are amended to bring them into line with best practice

         o salary increases or increased maximum bonus opportunities which are not linked to productivity improvement or increased responsibilities; the inappropriate use of comparator data to justify increases is to be discouraged

         o        ex-gratia payments for past performance

         o payment of transaction bonuses where the benefit to shareholders has not accrued or is not evident

         o the exercise of discretion by the Remuneration Committee to permit payment or awards beyond the scope of the company's disclosed remuneration policy without prior shareholder consultation. The exercise of such discretion must involve some demonstrable benefit to shareholders;

         o non-disclosure or insufficient information on the maximum individual rewards obtainable under performance-related remuneration schemes

         o amendments to material terms of performance-related remuneration without appropriate shareholder consultation or explanation. These include increases in maximum bonus potential or variations in performance targets which increase the likelihood of awards vesting

         o        repricing or exchange of underwater stock options

         o terms and structure of incentive schemes not in line with best practice

         o retesting of performance conditions not in line with ABI guidelines; and dilution limits not in line with ABI guidelines

         o incomplete disclosure of performance metrics, including all those applying to annual bonuses

------------------
(10) www.ivis.co.uk/Guidelines.aspx


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2.13.    INCENTIVE SCHEMES

         We will support incentive schemes which genuinely incentivise executives to pursue strategies which will increase long-term shareholder value and which align the interests of executives and shareholders. We expect incentive schemes to incorporate demanding performance targets which are aligned with business strategy and objectives and provide the highest rewards only for the highest performance.

         While it is the Board's responsibility, on the advice of the Remuneration Committee, to devise incentive schemes which drive a company's performance, Henderson has a preference for schemes which award conditional shares based on the attainment of performance targets. We also prefer performance targets based on a company's total shareholder return relative to an appropriate index or peer group. Where a total shareholder return performance measure is adopted, the Remuneration Committee should ensure that there has been an improvement in the company's underlying performance, by incorporating an appropriate financial measure underpin.

         Henderson considers that real alignment between the interests of shareholders and executives is achieved when executives hold shares in the company. We expect companies to introduce meaningful shareholding guidelines which require executives to hold shares in the company either through share purchases or the retention of shares acquired through share incentive schemes until a stated level of shareholding is achieved.

         Henderson will assess whether the structure of the incentive scheme accords with current market and best practice, having regard to the principles of the ABI Guidelines on Executive Remuneration. While all aspects of the ABI Guidelines are important, we wish to draw attention to the following points in particular:

         o share incentive scheme proposals should as far as possible be designed to be specific to an individual company's requirements and strategic outcomes.

         o full details of incentive scheme proposals and their cost implications should be disclosed. Henderson will not be able to approve proposals whose operation or implications are unclear.

         o proposed incentive schemes should form part of a well-considered remuneration package; the level of potential benefits should not be excessive and should be scaled relative to performance.

         o the maximum annual limit on individual participation should be disclosed; participation limits should be expressed as a percentage of salary and in setting this limit, remuneration committees should have regard to best practice and market norms. Awards higher than the market norm should be subject to more demanding performance conditions.

         o when determining the level of share incentive awards in any year, it may be appropriate for remuneration committees to take account of the company's performance (whether financial or operational) in the period preceding grant. This may be a more appropriate basis for determining award levels, within the limit approved by shareholders, rather than one based solely on peer group comparisons.


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         o        share incentive awards and option grants should be phased, generally on an annual basis, rather than awarded in block grants.

         o we are extremely reluctant to approve share-based remuneration with no forward-looking performance conditions even where companies have substantial US operations.

         o to ensure that executive rewards are based on genuine and sustained performance, it may be appropriate to set performance targets at a premium to depressed base levels. This would also avoid windfall rewards based not on genuine performance but on depressed share price or other financial results at the time of grant.

         o performance periods should be at least three years. We strongly encourage longer performance periods, in order to motivate the achievement of sustained performance.

         o re-testing of performance conditions is not appropriate for the majority of schemes, particularly where the Company has adopted a policy of making awards on an annual basis. A proposal to permit retesting under new schemes would only be supported in exceptional circumstances. The Board must also commit to a regular review of the retesting provision with a view to removing it when conditions permit. Retesting is not acceptable for conditional share awards and similar nil-priced option schemes.

         o there should be no automatic waiver of performance conditions on a change of control. The underlying financial performance of a company that is subject to a change of control should be a key determinant of what share-based awards, if any, should vest for participants.

         o share incentive awards should vest on a pro-rata basis, taking into account the vesting period that has elapsed at the time of the change of control.

2.14. CHAIRMAN'S AND NON-EXECUTIVE DIRECTORS' REMUNERATION

         The chairman and non-executive directors should be appropriately rewarded for their contribution but this should be made available in cash or in shares bought or allocated at market price.

         We do not support the award of share incentives (or other incentives geared to the share price) to the chairman and non-executive directors. This is because such awards could compromise independence, encourage short-term focus and align interests with those of executives rather than shareholders.

         A proposal to award share incentives should be based on exceptional circumstances with the onus on the company to explain why the proposed arrangement is appropriate. Where it is necessary to offer share incentives, our preference is for a one-off grant, with the award in conditional shares as opposed to share options, to be retained during the directors' tenure. Companies should consult with shareholders prior to the grant of such awards.

         A non-executive director who is awarded share incentives would not be considered to be independent. Such directors should not be members of the Audit or Remuneration committee.


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2.15.    INVESTMENT TRUSTS

         Boards of investment trusts should ensure that the interests of the shareholders (who are also the customers of the investment trust) are paramount when considering all aspects of the operation of the investment trust. Henderson expects investment trust companies to comply with the AIC Code of corporate governance or to provide adequate explanation of areas in which they fail to comply. In particular, the Board should be sufficiently independent of the manager so that it is able to assess, objectively, the performance of the fund manager.
         Specifically:

         o a majority of the board, including the chairman, should be independent of the manager. In addition, directors who serve on more than one board managed by the same manager will not be regarded as independent;

         o no more than one current or recent employee of the manager should serve on a board. Such employee directors should stand for re-election annually. This provision does not apply to self-managed companies; and

         o no employee of the manager or executive of a self-managed company or ex-employee within the last five years should serve as chairman.

2.16.    TAKE-OVERS AND MERGERS

         Our voting decisions on proposed take-overs and mergers are based primarily on our analysts' and fund managers' view on the alignment between the proposal and shareholders' interests. If there were a corporate governance dimension to the proposal, our decision-making process would take this into account.

3        INTERNATIONAL CORPORATE GOVERNANCE

3.1.     OVERVIEW

         International corporate governance systems vary a great deal according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. In formulating our approach to corporate governance we are conscious that a 'one size fits all' policy is not appropriate. We therefore seek to vary our voting and engagement activities according to the market, and pay close attention to local market codes of best practice.

         Notwithstanding these differences, we consider that certain core principles of corporate governance apply across all markets, and we seek to apply these in our voting policy. The paragraphs below elaborate on these core principles(11)

3.2.     CORPORATE OBJECTIVE

         The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavour to

------------------
(11) These Principles are based on the Organisation for Economic Development
     (OECD) Corporate Governance Principles and those of the International Corporate Governance Network (ICGN).


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         ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders

3.3.     DISCLOSURE AND TRANSPARENCY

         Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on directors, corporate governance arrangements and the company's management of corporate responsibility issues should be provided.(12)

         Shareholders should be given sufficient and timely information about all proposals to allow them to make an informed judgment and exercise their voting rights. Each proposal should be presented separately to shareholders - multiple proposals should not be combined in the same resolution. In the absence of sufficient information provided by a company on a proposed resolution we will vote against.

3.4.     BOARDS OF DIRECTORS

         Henderson recognises the plurality of corporate governance models across different markets and does not advocate any one form of board structure. However, for any corporate board there are certain key functions which apply :

         o Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures.

         o Monitoring the effectiveness of the company's governance practices and making changes as needed.

         o Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning.

         o Aligning key executive and board remuneration with the longer term interests of the company and its shareholders.

         o Ensuring a formal and transparent board nomination and election process.

         o Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions.

         o Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards.

         o        Overseeing the process of disclosure and communications.

         The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis.

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(12) For further discussion of corporate responsibility see section 4.


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         Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board and influencing the conduct of the board as a whole.

         Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

         When determining how to vote on the election of a non-executive director, we will give close consideration to their independence and to the proportion of independent directors on the Board as a whole.

3.5.     SHAREHOLDER RIGHTS

         All shareholders should be treated equitably. Companies' ordinary shares should provide one vote for each share, and companies should act to ensure the owners' rights to vote.

         Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes, which in substance or effect, materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes include modifications to articles or bylaws, the implementation of shareholder rights plans or so called 'poison pills', and the equity component of compensation schemes.

         We will not support proposals that have the potential to reduce shareholder rights such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals, unless companies provide a compelling rationale for why they are in shareholder interests.

3.6.     AUDIT AND INTERNAL CONTROL

         Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

         Where we have serious concerns over auditor independence we will vote against the re-election of the auditor.


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3.7.     REMUNERATION

         Remuneration of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

         The design of senior executives' contracts should not commit companies to 'payment for failure'. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

         Companies should disclose in each annual report or proxy statement the board's policies on remuneration (and preferably the remuneration of individual board members and top executives), as well as the composition of that remuneration so that investors can judge whether corporate pay policies and practices are appropriately designed.

         Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

         When reviewing whether to support proposed new share schemes we place particular importance on the following factors:

         o the overall potential cost of the scheme, including the level of dilution

         o        the issue price of share options relative to the market price

         o the use of performance conditions aligning the interests of participants with shareholders

         o the holding period, ie, the length of time from the award date to the earliest date of exercise

         o        the level of disclosure

4.       CORPORATE RESPONSIBILITY

4.1      DEFINITION

         Henderson believes that good management of a range of responsibilities towards different stakeholders contributes to business success and long-term shareholder value. This embraces:

         o economic responsibilities to shareholders, and fair and legal behaviour towards consumers, suppliers and competitors;

         o        responsibilities to minimise and manage environmental impacts;

         o        responsibilities towards employees; and

         o        responsibilities to the wider community.


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4.2      CORPORATE RESPONSIBILITY STANDARDS

         There are currently no standards for the broad range of CR issues that are universally recognised by companies and investors in the same way as the Combined Code for corporate governance in the UK or its statutory or market-based equivalents in other countries. Nonetheless, there is a body of international agreements amongst governments that provide a clear framework from which more specific expectations of business behaviour can be derived. Some of these, such as the Universal Declaration of Human Rights and International Labour Organisation conventions, have the force of international law. Others are voluntary but have substantial moral force. The OECD Guidelines for Multinational Enterprises, for example, have been agreed by governments, trades unions and civil society representatives.

         Henderson expects all companies in which it invests to adopt standards, policies and management processes covering the corporate responsibility issues affecting them. These should be based wherever possible on internationally recognised instruments such as the UN Global Compact,(13) the UN Universal Declaration of Human Rights and the related covenants and conventions(14); International Labour Organisation conventions on labour standards(15); and the OECD Guidelines for Multinational Enterprises(16).

         The Draft Norms on Responsibilities of Transnational Corporations and Other Business Enterprises with Regard to Human Rights(17), developed by the UN Commission on Human Rights, also provide a useful broad framework.

4.3      DISCLOSURE ON CORPORATE RESPONSIBILITY

         Henderson wishes to gain as full an understanding as possible of the social, environmental and ethical issues facing a company; its approach to dealing with those issues; its historical performance in implementing its policies; its strategy and targets for the coming period and its capabilities in relation to the issues.

         We support the UK Association of British Insurers (ABI) disclosure guidelines(18), which provide guidance for UK companies on ESG disclosures relating to Board responsibilities and to policies, procedures and verification.

         With regard to the Board, the company should state in its annual report whether:

         1.1 As part of its regular risk assessment procedures, the Board takes account of the significance of environmental, social and governance (ESG) matters to the business of the company.

------------------
(13) www.unglobalcompact.org
(14) www.unhchr.ch/html/intlinst.htm
(15) www.ilo.org/public/english/standards/norm/index.htm
(16) www.oecd.org/pdf/M000015000/M00015419.pdf
(17) www1.umn.edu/humanrts/links/NormsApril2003.html
(18) http://www.ivis.co.uk/ResponsibleInvestmentDisclosure.aspx


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         1.2  The Board has identified and assessed the significant ESG risks to the company's short and long-term value, as well as the opportunities to enhance value that may arise from an appropriate response.

         1.3 The Board has received adequate information to make this assessment and that account is taken of ESG matters in the training of directors.

         1.4 The Board has ensured that the company has in place effective systems for managing and mitigating significant risks, which, where relevant, incorporate performance management systems and appropriate remuneration incentives.

         With regard to policies, procedures and verification, the annual report should:

         2.1 Include information on ESG-related risks and opportunities that may significantly affect the company's short- and long-term value, and how they might impact on the future of the business.

         2.2 Include in the description of the company's policies and procedures for managing risks, the possible impact on short- and long-term value arising from ESG matters. If the annual report and accounts states that the company has no such policies and procedures, the Board should provide reasons for their absence.

         2.3 Include information, where appropriate using Key Performance Indicators (KPIs), about the extent to which the company has complied with its policies and procedures for managing material risks arising from ESG matters and about the role of the Board in providing oversight.

         2.4 Where performance falls short of the objectives, describe the measures the Board has taken to put it back on track.

         2.5 Describe the procedures for verification of ESG disclosures. The verification procedure should be such as to achieve a reasonable level of credibility.

         With regard to the Board, the company should state in its remuneration report:

         3.1 Whether the remuneration committee is able to consider corporate performance on ESG issues when setting remuneration of executive directors. If the report states that the committee has no such discretion, then a reason should be provided for its absence.

         3.2 Whether the remuneration committee has ensured that the incentive structure for senior management does not raise ESG risks by inadvertently motivating irresponsible behaviour.


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         Where we judge that a company has not disclosed sufficient information on ESG issues, we may vote against the report and accounts.

4.4      ADDITIONAL DISCLOSURE ON CORPORATE RESPONSIBILITY

         ESG disclosure in the annual report will inevitably be relatively concise. In the case of many if not most companies it will be of great value to Henderson for fuller information to be provided in free-standing reports. Fuller reporting will also enable other stakeholders with a legitimate interest in the company to make an informed assessment of how the company is discharging its responsibilities towards them.

         It is important that information should wherever possible be comparable with that disclosed by other companies, particularly peers in a sector, in order to be of greatest value to us. While many jurisdictions lack legally binding ESG disclosure standards or indeed universally accepted voluntary standards, nonetheless, the voluntary standards produced by a number of bodies command considerable legitimacy.

         Henderson believes the Global Reporting Initiative (GRI) is the leading global standard for voluntary CR reporting.(19) It has the support of a wide range of companies, non-governmental organisations, international agencies and national governments. The GRI approach is similar to that of the UK Combined Code in that it sets out a range of issues and reporting indicators and asks companies to 'comply or explain', making their own judgements as to the relevance of individual issues. Companies can thus adapt the approach to their own particular circumstances. Nonetheless, we recognise that full GRI reporting is complex and that companies will need to develop their reporting capacity over time. Companies will also need to ensure consistency between any legal requirements for CR reporting and disclosure based on GRI.

         Henderson commends the Global Reporting Initiative guidelines and encourages companies to work towards reporting in full accordance with them.

         We also encourage companies to take part in sector and issue-specific disclosure initiatives, such as the Carbon Disclosure Project(20) and the framework set out in the Investor Statement on Pharmaceutical Companies and the Public Health Crisis in Emerging Markets.(21)

5.       POLICY IMPLEMENTATION

5.1      ENGAGEMENT AND ANALYSIS

         Henderson's fund managers, sector analysts, and corporate responsibility and corporate governance personnel maintain regular dialogue with companies. This dialogue allows us to monitor the development of companies' business, including areas such as overall strategy, business planning and delivery of objectives, capital structure, proposed acquisitions or disposals, corporate responsibility and corporate governance. In addition,

------------------
(19) www.globalreporting.org
(20) www.cdproject.net
(21) www.henderson.com/sri


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         we frequently engage with stakeholders such as NGOs, trade unions and other groups, to enhance our own views on company performance. Our analysis on corporate governance and corporate responsibility is fed into our overall investment process. Analysis is shared on internal IT systems and frequent discussion takes place between governance, CR and sector analysts and fund managers.

         We also undertake and commission bespoke corporate governance and corporate responsibility research focusing on specific themes and sectors.

         We take an active approach to making our views clear to companies and seeking improvements where we believe there are shortcomings in performance, or a company has failed to apply appropriate standards, or to provide adequate disclosure. We will continue our dialogue with the company over an extended period if necessary. If we are unable to resolve the matter through this dialogue, we may work with other institutional investors to put our concerns to the company jointly. We also have the option of using the voting rights held on behalf of clients to impress upon management the need for change or ultimately to support a takeover.

5.2.     VOTING

         We exercise voting rights on behalf of clients at meetings of all UK companies in which we have a holding. Outside of the UK, we vote according to client and fund manager priorities. We will not support board proposals which, in our view, are not in the best interests of shareholders. Where we have taken a decision not to support a management proposal we will, where practicable, seek to raise the issues with the company prior to voting.

         It is sometimes not possible to express disapproval of management action or policy by voting on a related resolution. In such cases, we may express our disapproval by not supporting the report and accounts. In such circumstances, we place particular emphasis on having a dialogue with the company to familiarise them with our reasons.

5.3      STOCK LENDING

         Stock lending makes an important contribution to market liquidity and provides additional investment returns for our clients. However, stock lending also has important implications for corporate governance policy as voting rights are transferred with any stock that is lent. We maintain the right to recall lent stock for voting purposes.

5.4      SHARE BLOCKING AND OTHER RESTRICTIONS ON VOTING

         In a number of markets in which Henderson invests, shares must be suspended from trading ('blocked') for a specified period before general meetings if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in a client's interest. In other markets, casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, Henderson will vote only in exceptional circumstances.


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6.       SYSTEMS AND PROCEDURES

6.1.     RESPONSIBLE INVESTMENT COMMITTEE

         Henderson has a standing Responsible Investment Committee which is responsible for overseeing and reviewing the implementation of the Responsible Investment Policy and any other related corporate governance and responsible investment matter within Henderson that may arise. The Committee is composed of representatives of the various fund management teams within Henderson, corporate responsibility personnel and corporate governance personnel.

6.2.     PROXY VOTING RESPONSIBILITIES

         Day-to-day responsibility for overseeing voting decisions lies with the Corporate Governance Manager. Voting decisions are made in close consultation with fund managers and analysts. Ultimate voting authority rests with individual portfolio managers, who are responsible for ensuring that votes are exercised in the best interests of fund beneficiaries.

6.3. PROXY ADVISORY AND CORPORATE RESPONSIBILITY RESEARCH SERVICES

         To assist us in assessing the corporate governance of investee companies we subscribe to ISS (a corporate governance adviser owned by Risk Metrics). Our voting decisions are implemented electronically via the ISS Votex system.

         To assist us in assessing companies' management of corporate responsibility issues we purchase specialist research from a variety of sources.

6.4.     CONFLICTS OF INTEREST

         Henderson acknowledges that conflicts of interest may arise in the context of our corporate governance and corporate responsibility work. For example, we may have serious concerns about a company whose pension scheme is a client.

         Where a conflict of interest arises, the matter will be referred to the Head of Equities by the Director of Company and Broker Relationships. The Head of Equities will convene a group comprising the Director of Company and Broker Relationships and other members of staff as appropriate. The Head of Equities will make our final engagement and voting decisions, ensuring that they best serve the interests of our clients as a whole. These decisions and the rationale for reaching them will be documented and will be available to clients.

6.5.     CONFLICTS OF INTEREST IN RELATION TO HENDERSON GROUP

         When evaluating corporate governance and voting issues in relation to Henderson Group, our parent company, the overriding principle is the fiduciary duty we owe to our


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

         clients. In order to ensure protection of our clients' interests, our policy will apply in the same way to Henderson Group as to all other companies.

6.6.     AUDIT TRAIL AND REPORTING

         We keep electronic records of all our engagement, voting and other corporate governance activities

         o Notes of meetings and other substantive contacts on corporate governance and corporate responsibility issues are logged on internal systems

         o Notes on the rationale for voting decisions are logged on internal systems

         These systems are used as the basis for our reporting to clients.

6.7.     EVALUATION OF EFFECTIVENESS

         We keep our CG and CR work under constant review to evaluate its effectiveness in influencing companies and generating analysis of value to our investment decision-making.

6.8      PUBLIC DISCLOSURE

         We publish information on our voting record on our website: www.henderson.com. Information on our engagement work and our analysis of specific CG and CR issues is also available on our website.

         For further information on Henderson's responsible investment work, please contact Antony Marsden, Corporate Governance Manager, antony.marsden@henderson.com.


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

--------------------------------------------------------------------------------
Henderson Global Investors is the name under which Henderson Global Investors Limited, Henderson Fund Management plc, Henderson Administration Limited, Henderson Investment Funds Limited, Henderson Investment Management Limited and Henderson Alternative Investment Advisor Limited (each authorised and regulated by the Financial Services Authority and of 4 Broadgate, London EC2M 2DA) provide investment products and services.
--------------------------------------------------------------------------------

HENDERSON GLOBAL INVESTORS
4 Broadgate London EC2M 2DA
Tel: 020 7818 1818 Fax: 020 7818 1819

IMPORTANT INFORMATION
This document is issued by Henderson Global Investors Limited and is solely for the use of professional intermediaries, defined as Market Counterparties or Intermediate Customers in the Glossary of the Financial Services Authority's Handbook of Rules and Guidance for Authorised Firms made under the Financial Services and Markets Act 2000, and is not for general public distribution. Any other persons who receive this document should not rely on or act upon its contents.

This document may not be reproduced in any form without the express permission of Henderson Global Investors and to the extent that it is passed on care must be taken to ensure that this reproduction is in a form which accurately reflects the information presented here. No responsibility or liability is accepted by Henderson Global Investors or by any of its directors for any action taken on the basis of the content of this document.

This document has been produced based on Henderson Global Investors' research and analysis and represents our house view. The information is made available to clients only incidentally. Unless otherwise indicated, the source for all data is Henderson Global Investors. Any reference to individual companies is purely for the purpose of illustration and should not be construed as a recommendation to buy or sell or advice in relation to investment, legal or tax matters.

This document does not constitute or form part of any offer or solicitation to issue, sell, subscribe or purchase any investment, nor shall it or the fact of its distribution form the basis of, or be relied on in connection with, any contract for the same.

Please remember that past performance is not a guide to future performance. The value of an investment and the income from it can fall as well as rise as a result of market and currency fluctuations and you may not get back the amount originally invested. Tax assumptions may change if the law changes and the value of tax relief will depend upon individual circumstances.

Henderson Global Investors is the name under which Henderson Global Investors Limited, Henderson Fund Management plc, Henderson Administration Limited, Henderson Investment Funds Limited, Henderson Investment Management Limited and Henderson Alternative Investment Advisor Limited (each authorised and regulated by the Financial Services Authority and of 4 Broadgate, London EC2M 2DA) provide investment products and services. We may record telephone calls for our mutual protection and to improve customer service.


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                                                                      APPENDIX B


INTERNATIONAL RESPONSIBLE INVESTMENT POLICY

Monitoring and taking action on financial performance, corporate governance and corporate responsibility

PROXY VOTING POLICIES AND PROCEDURES

A.       PRINCIPLES(22)

1.       BACKGROUND

Henderson Global Investors believes that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

This policy sets out Henderson's approach to corporate governance, corporate responsibility and proxy voting for non-UK companies.

2.       CORPORATE OBJECTIVE

The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavour to ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders

3.       DISCLOSURE AND TRANSPARENCY

Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on directors, corporate governance arrangements and the company's management of corporate responsibility issues should be provided.(23)

4.       BOARDS OF DIRECTORS

Henderson recognises the plurality of corporate governance models across different markets and does not advocate any one form of board structure. However, for any corporate board there are certain key functions which apply :

1. Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and

------------------
(22) These Principles are based on the Organisation for Economic Co-operation and Development (OECD) Corporate Governance Principles and those of the International Corporate Governance Network (ICGN).

(23) For further discussion of corporate responsibility see section 9.


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

         corporate performance; and overseeing major capital expenditures, acquisitions and divestitures.

2. Monitoring the effectiveness of the company's governance practices and making changes as needed.

3. Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning.

4. Aligning key executive and board remuneration with the longer term interests of the company and its shareholders.

5. Ensuring a formal and transparent board nomination and election process.

6. Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions.

7. Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards.

8.       Overseeing the process of disclosure and communications.

The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis.

Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole.

Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

5.       SHAREHOLDER RIGHTS

All shareholders should be treated equitably. Companies' ordinary shares should provide one vote for each share, and companies should act to ensure the owners' rights to vote.

Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes which in substance or effect materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes include modifications to articles or bylaws, the implementation of shareholder rights plans or so called "poison pills", and the equity component of compensation schemes.


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

Shareholders should be given sufficient information about all proposals, sufficiently early, to allow them to make an informed judgment and exercise their voting rights. Each proposal should be presented separately to shareholders - multiple proposals should not be combined in the same resolution.

6.       AUDIT AND INTERNAL CONTROL

Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

7.       REMUNERATION

Remuneration of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies that is appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate. The design of senior executives' contracts should not commit companies to 'payment for failure'. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

Companies should disclose in each annual report or proxy statement the board's policies on remuneration - and, preferably, the remuneration of individual board members and top executives, as well as the composition of that remuneration - so that investors can judge whether corporate pay policies and practices are appropriately designed.

Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

8.       CORPORATE RESPONSIBILITY

8.1      Definition

Henderson believes that good management of a range of responsibilities that companies have towards different stakeholders contributes to business success and long-term shareholder value. This embraces:

o economic responsibilities to shareholders and to behave fairly and legally in the marketplace, towards consumers, suppliers and competitors;

o        responsibilities to minimise and manage environmental impacts;

o        responsibilities towards employees; and

o        responsibilities to the wider community.


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8.2      Corporate responsibility standards

Companies should adopt standards, policies and management processes covering the corporate responsibility issues affecting them. These should be based wherever possible on internationally recognised instruments such as the UN Global Compact,(24) the UN Universal Declaration of Human Rights and the related covenants and conventions(25); International Labour Organisation conventions on labour standards(26); the OECD Guidelines for Multinational Enterprises(27).

The Draft Norms on Responsibilities of Transnational Corporations and Other Business Enterprises with Regard to Human Rights(28), developed by the UN Commission on Human Rights, also provide a useful broad framework.

8.3      Disclosure on corporate responsibility

8.3.1    Annual Report

COMPANIES SHOULD DISCLOSE IN THEIR ANNUAL REPORT HOW THEY ARE MANAGING KEY RISKS AND OPPORTUNITIES LINKED TO SOCIAL, ENVIRONMENTAL AND ETHICAL ISSUES.

8.3.2    ADDITIONAL DISCLOSURES: GLOBAL REPORTING INITIATIVE

Henderson wishes to gain as full an understanding as possible of the social, environmental and ethical issues facing a company; its approach to dealing with those issues; its historical performance in implementing its policies; its strategy and targets for the coming period; and its capability in relation to the issues.

HENDERSON BELIEVES THE GLOBAL REPORTING INITIATIVE (GRI) IS THE LEADING GLOBAL STANDARD FOR VOLUNTARY CORPORATE RESPONSIBILITY REPORTING.(29) IT HAS THE SUPPORT OF A WIDE RANGE OF COMPANIES, NON-GOVERNMENTAL ORGANISATIONS, INTERNATIONAL AGENCIES AND NATIONAL GOVERNMENTS. THE GRI APPROACH IS SIMILAR TO THAT OF MANY MARKET-BASED CORPORATE GOVERNANCE CODES IN THAT IT SETS OUT A RANGE OF ISSUES AND REPORTING INDICATORS AND ASKS COMPANIES TO 'COMPLY OR EXPLAIN', MAKING THEIR OWN JUDGEMENTS AS TO THE RELEVANCE OF INDIVIDUAL ISSUES. COMPANIES CAN THUS ADAPT THE APPROACH TO THEIR OWN PARTICULAR CIRCUMSTANCES.

HENDERSON COMMENDS THE GLOBAL REPORTING INITIATIVE GUIDELINES AND ENCOURAGES COMPANIES TO WORK TOWARDS REPORTING IN FULL ACCORDANCE WITH THEM.


------------------
(24) www.unglobalcompact.org
(25) www.unhchr.ch/html/intlinst.htm
(26) http://www.ilo.org/public/english/standards/norm/index.htm
(27) http://www.oecd.org/document/28/0,2340,en_2649_34889_2397532_1_1_1_1,00.
     html
(28) Prepared by a working group of the UN Commission on Human Rights and available at: http://www.unhchr.ch/Huridocda/Huridoca.nsf/0/13e40a9bc4e3be
     3fc1256912003c5797/$FILE/G0013866.pdf
(29) http://www.globalreporting.org/guidelines/2002.asp


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B.       Proxy Voting Policies

IN THE LIGHT OF THE PRINCIPLES ELABORATED ABOVE, HENDERSON HAS ADOPTED PROXY VOTING GUIDELINES AND PROCEDURES. THE PROXY VOTING GUIDELINES, REPRESENT HOW HENDERSON WILL GENERALLY VOTE ON CERTAIN MATTERS. THESE GUIDELINES ARE DERIVED FROM INSTITUTIONAL SHAREHOLDER SERVICES' (ISS) GLOBAL POLICY. ISS PROVIDES PROXY VOTING RESEARCH AND VOTE EXECUTION SERVICES TO HENDERSON. OUR VOTING DECISIONS ARE MADE AS A RESULT OF CONSULTATION BETWEEN CORPORATE GOVERNANCE SPECIALISTS, FUND MANAGERS AND ANALYSTS WITHIN HENDERSON. OUR POLICY IS TO FOLLOW ISS VOTING RECOMMENDATIONS EXCEPT WHERE WE DO NOT CONSIDER THEM TO BE IN OUR CLIENTS' INTERESTS, FOR EXAMPLE BECAUSE THEY DO NOT TAKE SUFFICIENT ACCOUNT OF LOCAL PRACTICE AS WELL AS THE COMPANY'S PARTICULAR CIRCUMSTANCES.

Global Proxy Voting Guidelines

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

         o there are concerns about the accounts presented or audit procedures used; or

         o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

         o there are serious concerns about the accounts presented or the audit procedures used;

         o        the auditors are being changed without explanation; or

         o non audit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

         o there are serious concerns about the statutory reports presented or the audit procedures used;

         o questions exist concerning any of the statutory auditors being appointed; or

         o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

         o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

         o the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.


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Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

         o        Adequate disclosure has not been provided in a timely manner;

         o There are clear concerns over questionable finances or restatements;

         o There have been questionable transactions with conflicts of interest;

         o There are any records of abuses against minority shareholder interests; and

         o the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labour representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.


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Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

         o there are serious questions about actions of the board or management for the year in question; or

         o legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with pre-emptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without pre-emptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without pre-emptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

         o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

         o the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.


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Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavourable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without pre-emptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.


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Share Repurchase Plans

Vote FOR share repurchase plans, unless:

         o        clear evidence of past abuse of the authority is available; or

         o        the plan contains no safeguards against selective buybacks.

Re-issuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions Vote FOR mergers and acquisitions, unless:

         o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

         o the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Anti-takeover Mechanisms

Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.


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Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Proxy Voting Procedures

3.       RESPONSIBILITIES


Day-to-day responsibility for voting decisions lies with the Corporate Governance Manager. Voting decisions are made in close consultation with fund managers and analysts. If agreement cannot be reached by staff at this level, a decision is made by the Head of Equities. In these circumstances the rationale for the decision is recorded in writing.

4.       SHARE BLOCKING AND OTHER RESTRICTIONS ON VOTING

In a number of markets in which Henderson invests, shares must be suspended from trading ('blocked') for a specified period before general meetings if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in clients' interest. In other markets casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, Henderson will vote only in exceptional circumstances.

3.       STOCK LENDING

Stock lending makes an important contribution to market liquidity, and also provides additional investment returns for our clients. However, stock lending also has important implications for corporate governance policy as voting rights are transferred with any stock that is lent. We maintain the right to recall lent stock for voting purposes.

4.       CONFLICTS OF INTEREST

Henderson acknowledges that conflicts of interest may arise in the context of our corporate governance and corporate responsibility work. For example, we may have serious concerns about a company whose pension scheme is a client.

Where a conflict of interest arises, the matter will be referred to the Head of Equities by the Corporate Governance Manager. The Head of Equities will convene a group comprising the Corporate Governance Manager and other members of staff as appropriate. The Head of Equities will make our final engagement, activism and voting decisions, ensuring that they best serve the interests of our clients as a whole. These decisions and the rationale for reaching them will be documented and will be available to clients.

4.1. Conflicts of Interests in relation to Henderson Group

When evaluating corporate governance and voting issues in relation to Henderson Group, our parent company, the overriding principle is the fiduciary duty we owe to our clients. In order to ensure protection of our clients' interests, our policy will apply in the same way to Henderson Group as to all other companies.


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--------------------------------------------------------------------------------
HENDERSON GLOBAL INVESTORS IS THE NAME UNDER WHICH HENDERSON GLOBAL INVESTORS LIMITED, HENDERSON FUND MANAGEMENT PLC, HENDERSON ADMINISTRATION LIMITED, HENDERSON INVESTMENT FUNDS LIMITED, HENDERSON INVESTMENT MANAGEMENT LIMITED AND HENDERSON ALTERNATIVE INVESTMENT ADVISOR LIMITED (EACH AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY AND OF 20 BISHOPSGATE, LONDON EC2M 2DA) PROVIDE INVESTMENT PRODUCTS AND SERVICES. WE MAY RECORD TELEPHONE CALLS FOR OUR MUTUAL PROTECTION AND TO IMPROVE CUSTOMER SERVICE.
--------------------------------------------------------------------------------

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                                                                      APPENDIX C

HIML US PROXY VOTING GUIDELINES

1. Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

         o An auditor has a financial interest in or association with the company, and is therefore not independent,

         o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or

         o        Fees for non-audit services ("Other" fees) are excessive.


Non-audit fees are excessive if:

Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held



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each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business
Vote AGAINST proposals to approve other business when it appears as voting item.

                             2. BOARD OF DIRECTORS:

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

         o        Composition of the board and key board committees;

         o        Attendance at board and committee meetings;

         o        Corporate governance provisions and takeover activity;

         o        Disclosures under Section 404 of Sarbanes-Oxley Act;

         o Long-term company performance relative to a market and peer index;

         o        Extent of the director's investment in the company;

         o        Existence of related party transactions;

         o        Whether the chairman is also serving as CEO;

         o        Whether a retired CEO sits on the board;

         o        Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

         o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

         o        Sit on more than six public company boards;

         o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:

         o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

         o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

         o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

         o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

         o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

         o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

         o A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.


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         WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

         o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

         o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

         o        The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

         o The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);

         o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

         o There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);

         o The company fails to submit one-time transfers of stock options to a shareholder vote;

         o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

         o The company has poor compensation practices, which include, but are not limited to:

                  - EGREGIOUS EMPLOYMENT CONTRACTS INCLUDING EXCESSIVE SEVERANCE PROVISIONS;

                  -        EXCESSIVE PERKS THAT DOMINATE COMPENSATION;

                  -        HUGE BONUS PAYOUTS WITHOUT JUSTIFIABLE PERFORMANCE
                           LINKAGE;

                  - PERFORMANCE METRICS THAT ARE CHANGED DURING THE PERFORMANCE PERIOD;

                  - EGREGIOUS SERP (SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS) PAYOUTS;

                  -        NEW CEO WITH OVERLY GENEROUS NEW HIRE PACKAGE;

                  -        INTERNAL PAY DISPARITY;

                  - OTHER EXCESSIVE COMPENSATION PAYOUTS OR POOR PAY PRACTICES AT THE COMPANY.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Age Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.


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Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting. Vote CASE-BY-CASE if the company has in place one of the three corporate governance structures that are listed below.

VOTE CASE-BY-CASE ON PROPOSALS TO RESTORE OR PERMIT CUMULATIVE VOTING. IF ONE OF THESE THREE STRUCTURES IS PRESENT, VOTE AGAINST THE PROPOSAL:

         o        THE PRESENCE OF A MAJORITY THRESHOLD VOTING STANDARD;

         o A PROXY ACCESS PROVISION IN THE COMPANY'S BYLAWS OR GOVERNANCE DOCUMENTS; OR

         o A COUNTERBALANCING GOVERNANCE STRUCTURE COUPLED WITH ACCEPTABLE RELATIVE PERFORMANCE.

The counterbalancing governance structure coupled with acceptable relative performance should include all of the following:

         o        Annually elected board;

         o        Two-thirds of the board composed of independent directors;

         o        Nominating committee composed solely of independent directors;

         o Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

         o Ability of shareholders to call special meetings or act by written consent with 90 days' notice;

         o Absence of superior voting rights for one or more classes of stock;

         o Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

         o The company has not under-performed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years;

         o NO DIRECTOR RECEIVED WITHHOLD VOTES OF 35% OR MORE OF THE VOTES CAST IN THE PREVIOUS ELECTION.

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

         o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

         o        If only the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.


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Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

         o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

                  - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

                  - Serves as liaison between the chairman and the independent directors,

                  -        Approves information sent to the board,

                  -        Approves meeting agendas for the board,

                  - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

                  - Has the authority to call meetings of the independent directors,

                  - If requested by major shareholders, ensures that he is available for consultation and direct communication;

         o        Two-thirds independent board;

         o        All-independent key committees;

         o        Established governance guidelines;

         o        The company does not under-perform its peers.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend


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the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Policies should address the specific circumstances at each company. At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

         o Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

         o The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;

         o The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;

         o An outline of a range of remedies that can be considered concerning the nominee needs to be in the policy (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

         o The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe in which the decision will be disclosed and a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why this alternative to a full majority threshold voting standard is the best structure at this time for demonstrating accountability to shareholders. Also evaluate the company's history of accountability to shareholders in its governance structure and in its actions. In particular, a classified board structure or a history of ignoring majority supported shareholder proposals will be considered at a company which receives a shareholder proposal requesting the elimination of plurality voting in favor of majority threshold for electing directors.

Office of the Board

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

         o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

         o Effectively disclosed information with respect to this structure to its shareholders;

         o Company has not ignored majority supported shareholder proposals or a majority WITHHOLD on a director nominee; and

         o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Open Access

Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card.


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Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

                                3. PROXY CONTESTS

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

         o Long-term financial performance of the target company relative to its industry;

         o        Management's track record;

         o        Background to the proxy contest;

         o        Qualifications of director nominees (both slates);

         o Strategic plan of dissident slate and quality of critique against management;

         o Likelihood that the proposed goals and objectives can be achieved (both slates);

         o        Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

               4. ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.


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

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

         o        Shareholders have approved the adoption of the plan; or

         o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

         o        No lower than a 20% trigger, flip-in or flip-over;

         o        A term of no more than three years;

         o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

         o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings


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

                                OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

         o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

         o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

         o        Strategic rationale - Does the deal make sense strategically?
                  From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

         o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

         o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

         o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

         o        Purchase price;

         o        Fairness opinion;

         o        Financial and strategic benefits;

         o        How the deal was negotiated;

         o        Conflicts of interest;

         o        Other alternatives for the business;

         o        Non-completion risk.

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

         o        Impact on the balance sheet/working capital;

         o        Potential elimination of diseconomies;

         o        Anticipated financial and operating benefits;

         o        Anticipated use of funds;

         o        Value received for the asset;

         o        Fairness opinion;

         o        How the deal was negotiated;

         o        Conflicts of interest.

Bundled Proposals

Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

         o        Dilution to existing shareholders' position;

         o        Terms of the offer;

         o        Financial issues;

         o        Management's efforts to pursue other alternatives;

         o        Control issues;

         o        Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

         o        The reasons for the change;

         o        Any financial or tax benefits;

         o        Regulatory benefits;

         o        Increases in capital structure;

         o Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

         o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

         o        Adverse changes in shareholder rights.


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

Going Private Transactions (LBOs, Minority Squeezeouts,  and Going Dark)

Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

         Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

         o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

         o        Cash-out value;

         o Whether the interests of continuing and cashed-out shareholders are balanced; and

         o        The market reaction to public announcement of transaction.

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

         o        Percentage of assets/business contributed;

         o        Percentage ownership;

         o        Financial and strategic benefits;

         o        Governance structure;

         o        Conflicts of interest;

         o        Other alternatives;

         o        Noncompletion risk.

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

         o        Management's efforts to pursue other alternatives;

         o        Appraisal value of assets; and

         o        The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

         o        Dilution to existing shareholders' position;

         o        Terms of the offer;

         o        Financial issues;

         o        Management's efforts to pursue other alternatives;

         o        Control issues;

         o        Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.


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

Spinoffs

Vote CASE-BY-CASE on spin-offs, considering:

         o        Tax and regulatory advantages;

         o        Planned use of the sale proceeds;

         o        Valuation of spinoff;

         o        Fairness opinion;

         o        Benefits to the parent company;

         o        Conflicts of interest;

         o        Managerial incentives;

         o        Corporate governance changes;

         o        Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

         o        Prolonged poor performance with no turnaround in sight;

         o        Signs of entrenched board and management;

         o        Strategic plan in place for improving value;


         o Likelihood of receiving reasonable value in a sale or dissolution; and

         o Whether company is actively exploring its strategic options, including retaining a financial advisor.

                            6. STATE OF INCORPORATION

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.


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

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.


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

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

                              7. CAPITAL STRUCTURE

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

         o        Rationale;

         o Good performance with respect to peers and index on a five-year total shareholder return basis;

         o        Absence of non-shareholder approved poison pill;

         o        Reasonable equity compensation burn rate;

         o        No non-shareholder approved pay plans; and

         o        Absence of egregious equity compensation practices.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

         o It is intended for financing purposes with minimal or no dilution to current shareholders;

         o It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.


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

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

         o        More simplified capital structure;

         o        Enhanced liquidity;

         o        Fairness of conversion terms;

         o        Impact on voting power and dividends;

         o        Reasons for the reclassification;

         o        Conflicts of interest; and

         o        Other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.


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

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

         o        Adverse governance changes;

         o        Excessive increases in authorized capital stock;

         o        Unfair method of distribution;

         o        Diminution of voting rights;

         o        Adverse conversion features;

         o        Negative impact on stock option plans; and

         o        Alternatives such as spin-off.

                     8. EXECUTIVE AND DIRECTOR COMPENSATION

                            EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

         o        The total cost of the company's equity plans is unreasonable;

         o The plan expressly permits the repricing of stock options without prior shareholder approval;

         o There is a disconnect between CEO pay and the company's performance;

         o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

         o        The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

Repricing Provisions

Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for Performance Disconnect Generally vote AGAINST plans in which:

         o there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

         o the main source of the pay increase (over half) is equity-based, and

         o        the CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

         o The compensation committee has reviewed all components of the CEO's compensation, including the following:

                  -        Base salary, bonus, long-term incentives;

                  - Accumulative realized and unrealized stock option and restricted stock gains;

                  - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

                  - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

                  - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios. (A complete breakdown of pay components also can be found in Disclosure of CEO Compensation
- Tally Sheet.)

         o A tally sheet with all the above components should be disclosed for the following termination scenarios:

                  -        Payment if termination occurs within 12 months:
                           $_____;

                  - Payment if "not for cause" termination occurs within 12 months: $_____;

                  - Payment if "change of control" termination occurs within 12 months: $_____.

         o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum


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

                  level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

         o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(30) or performance-accelerated grants.(31) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

         o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.


------------------
(30) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.
(31) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

2006 PROXY SEASON BURN RATE TABLE

                                               RUSSELL 3000                        NON-RUSSELL 3000
                                               ----------------------------------- ----------------------------------
                                                          STANDARD    MEAN+STD                STANDARD    MEAN+STD
   GICS    DESCRIPTION                           MEAN     DEVIATION      EV          MEAN     DEVIATION      EV
---------------------------------------------------------------------------------- ----------------------------------
   1010    Energy                                1.53%      0.96%       2.50%        2.03%     2.53%       4.56%
---------------------------------------------------------------------------------- ----------------------------------
   1510    Materials                             1.37%      0.74%       2.11%        2.15%     2.01%       4.16%
---------------------------------------------------------------------------------- ----------------------------------
   2010    Capital Goods                         1.84%      1.09%       2.93%        2.74%     2.63%       5.37%
---------------------------------------------------------------------------------- ----------------------------------
   2020    Commercial Services & Supplies        2.73%      1.60%       4.33%        3.43%     4.18%       7.61%
---------------------------------------------------------------------------------- ----------------------------------
   2030    Transportation                        1.76%      1.71%       3.47%        2.18%     2.12%       4.30%
---------------------------------------------------------------------------------- ----------------------------------
   2510    Automobiles & Components              1.97%      1.27%       3.24%        2.23%     2.29%       4.51%
---------------------------------------------------------------------------------- ----------------------------------
   2520    Consumer Durables & Apparel           2.04%      1.22%       3.26%        2.86%     2.48%       5.35%
---------------------------------------------------------------------------------- ----------------------------------
   2530    Hotels Restaurants & Leisure          2.22%      1.09%       3.31%        2.71%     2.46%       5.17%
---------------------------------------------------------------------------------- ----------------------------------
   2540    Media                                 2.14%      1.24%       3.38%        3.26%     2.52%       5.77%
---------------------------------------------------------------------------------- ----------------------------------
   2550    Retailing                             2.54%      1.59%       4.12%        4.01%     4.03%       8.03%
---------------------------------------------------------------------------------- ----------------------------------
   3010,   Food & Staples Retailing              1.82%      1.31%       3.13%        2.20%     2.79%       4.99%
   3020,
   3030
---------------------------------------------------------------------------------- ----------------------------------
   3510    Health Care Equipment & Services      3.20%      1.71%       4.91%        4.33%     3.20%       7.53%
---------------------------------------------------------------------------------- ----------------------------------
   3520    Pharmaceuticals & Biotechnology       3.70%      1.87%       5.57%        5.41%     4.74%      10.15%
---------------------------------------------------------------------------------- ----------------------------------
   4010    Banks                                 1.46%      1.00%       2.46%        1.38%     1.42%       2.79%
---------------------------------------------------------------------------------- ----------------------------------
   4020    Diversified Financials                3.00%      2.28%       5.28%        4.46%     4.01%       8.47%
---------------------------------------------------------------------------------- ----------------------------------
   4030    Insurance                             1.52%      1.04%       2.56%        2.25%     2.85%       5.10%
---------------------------------------------------------------------------------- ----------------------------------
   4040    Real Estate                           1.30%      1.01%       2.31%        1.12%     1.67%       2.79%
---------------------------------------------------------------------------------- ----------------------------------
   4510    Software & Services                   5.02%      2.98%       8.00%        6.92%     6.05%      12.97%
---------------------------------------------------------------------------------- ----------------------------------
   4520    Technology Hardware & Equipment       3.64%      2.48%       6.11%        4.73%     4.02%       8.75%
---------------------------------------------------------------------------------- ----------------------------------
   4530    Semiconductors & Semiconductor
           Equip.                                4.81%      2.86%       7.67%        5.01%     3.06%       8.07%
---------------------------------------------------------------------------------- ----------------------------------
   5010    Telecommunication Services            2.31%      1.61%       3.92%        3.70%     3.41%       7.11%
---------------------------------------------------------------------------------- ----------------------------------
   5510    Utilities                             0.94%      0.62%       1.56%        2.11%     4.13%       6.24%
---------------------------------------------------------------------------------- ----------------------------------

         For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years as follows:

---------------------------------- ------------------------------- ------------------------------------------------
CHARACTERISTICS                    Annual Stock Price Volatility                       PREMIUM
---------------------------------- ------------------------------- ------------------------------------------------
High annual volatility             53% and higher                  1 full-value award for 1.5 option shares
---------------------------------- ------------------------------- ------------------------------------------------
Moderate annual volatility         25% - 52%                       1 full-value award for 2.0 option shares
---------------------------------- ------------------------------- ------------------------------------------------
Low annual volatility              Less than 25%                   1 full-value award for 4.0 option shares
---------------------------------- ------------------------------- ------------------------------------------------

Poor Pay Practices

VOTE AGAINST EQUITY PLANS IF THE PLAN IS A VEHICLE FOR POOR COMPENSATION PRACTICES.

WITHOLD FROM COMPENSATION COMMITTEE MEMBERS IF THE COMPANY HAS POOR COMPENSATION PRACTICES.

POOR COMPENSATION PRACTICES INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING:

         o EGREGIOUS EMPLOYMENT CONTRACTS INCLUDING EXCESSIVE SEVERANCE PROVISIONS;

         o        EXCESSIVE PERKS THAT DOMINATE COMPENSATION;

         o        HUGE BONUS PAYOUTS WITHOUT JUSTIFIABLE PERFORMANCE LINKAGE;

         o        PERFORMANCE METRICS THAT ARE CHANGED DURING THE PERFORMANCE
                  PERIOD;

         o        EGREGIOUS SERP (SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS)
                  PAYOUTS;

         o        NEW CEO WITH OVERLY GENEROUS HIRING PACKAGE;

         o        INTERNAL PAY DISPARITY;

         o OTHER EXCESSIVE COMPENSATION PAYOUTS OR POOR PAY PRACTICES AT THE COMPANY.

      SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

Dividend Equivalent Rights

Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling  Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Transferable Stock Option Awards

For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap. In addition, in order to vote FOR plans with such awards, the structure and mechanics of the on-going transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

                    OTHER COMPENSATION PROPOSALS AND POLICIES

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

         o Director stock ownership guidelines with a minimum of three times the annual cash retainer.

         o        Vesting schedule or mandatory holding/deferral period:

                  - A minimum vesting of three years for stock options or restricted stock; or

                  - Deferred stock payable at the end of a three-year deferral period.

         o        Mix between cash and equity:

                  - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

                  - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

         o No retirement/benefits and perquisites provided to non-employee directors; and

         o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Disclosure of CEO Compensation-Tally Sheet

Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

In addition to the current SEC requirements, the following table sets forth the current minimum standard on CEO pay disclosure according to ISS's guidelines:

------------------------------------- ----------------------------------- -----------------------------------
             COMPONENT                      AMOUNT EARNED/GRANTED                    DESCRIPTION
------------------------------------- ----------------------------------- -----------------------------------
Base Salary                           Current figure                      Explanation of any increase in
                                                                          base salary
------------------------------------- ----------------------------------- -----------------------------------
Annual Incentive                      Target:                             Explanation of specific
                                      Actual earned:                      performance measures and actual
                                                                          deliverables.

                                                                          State amount tied to actual
                                                                          performance.

                                                                          State any discretionary bonus.
------------------------------------- ----------------------------------- -----------------------------------
Stock Options                         Number granted:                     Rationale for determining the
                                      Exercise price:                     number of stock options issued to
                                      Vesting:                            CEO.
                                      Grant value:
                                                                          Accumulated dividend equivalents
                                                                          (if any).
------------------------------------- ----------------------------------- -----------------------------------
Restricted Stock                      Number granted:                     Performance based or time based.
                                      Vesting:
                                      Grant value:                        Rationale for determining the
                                                                          number of restricted stock issued
                                                                          to CEO.

                                                                          Accumulated dividends on vested
                                                                          and unvested portion.
------------------------------------- ----------------------------------- -----------------------------------


                                      109

------------------------------------- ----------------------------------- -----------------------------------
             COMPONENT                      AMOUNT EARNED/GRANTED                    DESCRIPTION
------------------------------------- ----------------------------------- -----------------------------------
Performance Shares                    Minimum:                            Explanation of specific
                                      Target:                             performance measures and actual
                                      Maximum:                            deliverables.
                                      Actual earned:
                                      Grant value:                        Any dividends on unearned
                                                                          performance shares.
------------------------------------- ----------------------------------- -----------------------------------
Deferred compensation                 Executive portion:                  Provide structure and terms of
                                      Company match (if any):             program.

                                      Accumulated executive portion:      Explanation of interest,
                                      Accumulated company match (if       formulas, minimum guarantees or
                                      any):                               multipliers on deferred
                                                                          compensation.

                                                                          Any holding periods on the
                                                                          company match portion.

                                                                          Funding mechanism
------------------------------------- ----------------------------------- -----------------------------------
Supplemental retirement benefit       Actual projected payment            Provide structure and terms of
                                      obligations                         program.

                                                                          Explanation of formula, additional
                                                                          credits for years not worked,
                                                                          multipliers or interest on
                                                                          SERPs.

                                                                          Funding mechanism.
------------------------------------- ----------------------------------- -----------------------------------
Executive perquisites                 Breakdown of the market value of    The types of perquisites
                                      various perquisites                 provided. Examples: company
                                                                          aircraft, company cars, etc.
------------------------------------- ----------------------------------- -----------------------------------
Gross-ups (if any)                    Breakdown of gross-ups for any
                                      pay component
------------------------------------- ----------------------------------- -----------------------------------
Severance associated with             Estimated payout amounts for        Single trigger or double trigger.
change-in-control                     cash, equity and benefits
------------------------------------- ----------------------------------- -----------------------------------
Severance (Termination scenario       Estimated payout amounts for
under "for cause" and "not for        cash, equity and benefits under
cause")                               different scenarios
------------------------------------- ----------------------------------- -----------------------------------
Post retirement package               Estimated value of consulting
                                      agreement and continuation of
                                      benefits
------------------------------------- ----------------------------------- -----------------------------------
ESTIMATED TOTAL PACKAGE               $
------------------------------------- ----------------------------------- -----------------------------------

See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans-- Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

         o        Purchase price is at least 85 percent of fair market value;

         o        Offering period is 27 months or less; and

         o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

         o        Purchase price is less than 85 percent of fair market value;
                  or

         o        Offering period is greater than 27 months; or

         o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans-- Non-Qualified Plans

Vote  CASE-by-CASE on nonqualified  employee stock purchase plans.

Vote FOR nonqualified employee stock purchase plans with all the following features:

         o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

         o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

         o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

         o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

         o        Historic trading patterns;

         o        Rationale for the repricing;

         o        Value-for-value exchange;

         o        Treatment of surrendered options;

         o        Option vesting;

         o        Term of the option;

         o        Exercise price;

         o        Participation.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Programs of Stock Options One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

         o Executive officers and non-employee directors are excluded from participating;

         o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

         o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

                      SHAREHOLDER PROPOSALS ON COMPENSATION

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Option Repricing

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Performance-Based Awards

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

         o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options);

         o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

         o The triggering mechanism should be beyond the control of management;

         o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

         o        Change-in-control payments should be double-triggered, i.e.,
                  (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

                           9. CORPORATE RESPONSIBILITY
                        CONSUMER ISSUES AND PUBLIC SAFETY
Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

         o The company is conducting animal testing programs that are unnecessary or not required by regulation;

         o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

         o The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

         o The company has already published a set of animal welfare standards and monitors compliance;

         o The company's standards are comparable to or better than those of peer firms; and

         o There are no serious controversies surrounding the company's treatment of animals.

Drug Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

         o        The existing level of disclosure on pricing policies;

         o        Deviation from established industry pricing norms;

         o The company's existing initiatives to provide its products to needy consumers;

         o Whether the proposal focuses on specific products or geographic regions.

Drug Reimportation

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

         o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

         o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

         o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

         o Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

         o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

         o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;

         o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

         o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

         o The company's existing healthcare policies, including benefits and healthcare access for local workers;

         o Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

         o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

         o Whether the company has adequately disclosed the financial risks of its subprime business;

         o Whether the company has been subject to violations of lending laws or serious lending controversies;

         o        Peer companies' policies to prevent abusive lending practices.

Tobacco
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

         o Whether the company complies with all local ordinances and regulations;

         o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

         o        The risk of any health-related liabilities.

Advertising to youth:

         o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

         o Whether the company has gone as far as peers in restricting advertising;

         o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

         o Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

         o        The percentage of the company's business affected;

         o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

         o        The percentage of the company's business affected;

         o        The feasibility of a spin-off;

         o Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

         o Current regulations in the markets in which the company operates;

         o Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

         o        The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

                             ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

         o New legislation is adopted allowing development and drilling in the ANWR region;

         o        The company intends to pursue operations in the ANWR; and

         o The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

         o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;

         o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;

         o Environmentally conscious practices of peer companies, including endorsement of CERES;

         o        Costs of membership and implementation.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

         o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

         o        The company does not directly source from CAFOs.

Environmental-Economic Risk Report

Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

         o The feasibility of financially quantifying environmental risk factors;

         o The company's compliance with applicable legislation and/or regulations regarding environmental performance;

         o        The costs associated with implementing improved standards;

         o The potential costs associated with remediation resulting from poor environmental performance; and

         o The current level of disclosure on environmental policies and initiatives.

Environmental Reports

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Kyoto Protocol Compliance

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

         o The company does not maintain operations in Kyoto signatory markets;

         o The company already evaluates and substantially discloses such information; or,

         o Greenhouse gas emissions do not significantly impact the company's core businesses.

Land Use

Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

Nuclear Safety

Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

         o The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

         o The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

         o The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

Operations in Protected Areas

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

         o The company does not currently have operations or plans to develop operations in these protected regions; or,

o The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

         o The nature of the company's business and the percentage affected;

         o        The extent that peer companies are recycling;

         o        The timetable prescribed by the proposal;

         o        The costs and methods of implementation;

         o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

Sustainability Report

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

         o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

         o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

                            GENERAL CORPORATE ISSUES

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

         o The company is in compliance with laws governing corporate political activities; and

         o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
                  (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

         o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

         o The public availability of a policy on political contributions.


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Vote AGAINST proposals barring the company from making political contributions.
Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

         o        The relevance of the issue to be linked to pay;

         o The degree that social performance is already included in the company's pay structure and disclosed;

         o The degree that social performance is used by peer companies in setting pay;

         o Violations or complaints filed against the company relating to the particular social performance measure;

         o Artificial limits sought by the proposal, such as freezing or capping executive pay

         o        Independence of the compensation committee;

         o        Current company pay levels.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

         o        Risks associated with certain international markets;

         o        The utility of such a report to shareholders;

         o The existence of a publicly available code of corporate conduct that applies to international operations.

                        LABOR STANDARDS AND HUMAN RIGHTS

China Principles

Vote AGAINST proposals to implement the China Principles unless:

         o There are serious controversies surrounding the company's China operations; and

         o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

         o        The nature and amount of company business in that country;


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         o        The company's workplace code of conduct;

         o        Proprietary and confidential information involved;

         o Company compliance with U.S. regulations on investing in the country;

         o        Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

         o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

         o Agreements with foreign suppliers to meet certain workplace standards;

         o        Whether company and vendor facilities are monitored and how;

         o        Company participation in fair labor organizations;

         o        Type of business;

         o        Proportion of business conducted overseas;

         o        Countries of operation with known human rights abuses;

         o Whether the company has been recently involved in significant labor and human rights controversies or violations;

         o        Peer company standards and practices;

         o        Union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

         o The company does not operate in countries with significant human rights violations;

         o The company has no recent human rights controversies or violations; or

         o The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

         o Company compliance with or violations of the Fair Employment Act of 1989;

         o Company antidiscrimination policies that already exceed the legal requirements;

         o        The cost and feasibility of adopting all nine principles;

         o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

         o        The potential for charges of reverse discrimination;

         o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

         o        The level of the company's investment in Northern Ireland;

         o        The number of company employees in Northern Ireland;

         o        The degree that industry peers have adopted the MacBride
                  Principles;

         o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.


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                                MILITARY BUSINESS

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

         o Whether the company has in the past manufactured landmine components;

         o        Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

         o What weapons classifications the proponent views as cluster bombs;

         o Whether the company currently or in the past has manufactured cluster bombs or their components;

         o The percentage of revenue derived from cluster bomb manufacture;

         o        Whether the company's peers have renounced future production.

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

Operations in Nations Sponsoring Terrorism (e.g., Iran)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

         o The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;

         o        Compliance with U.S. sanctions and laws.

Spaced-Based Weaponization

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

         o        The information is already publicly available; or

         o The disclosures sought could compromise proprietary information.

                               WORKPLACE DIVERSITY

Board Diversity

Generally vote FOR reports on the company's efforts to diversify the board, unless:

         o The board composition is reasonably inclusive in relation to companies of similar size and business; or

         o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.


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Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

         o The degree of board diversity; o Comparison with peer companies;

         o        Established process for improving board diversity;

         o        Existence of independent nominating committee;

         o        Use of outside search firm;

         o        History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

         o        The company has well-documented equal opportunity programs;

         o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

         o The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

         o The composition of senior management and the board is fairly inclusive;

         o The company has well-documented programs addressing diversity initiatives and leadership development;

         o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

         o The company has had no recent, significant EEO-related violations or litigation.

Sexual Orientation

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

                             10. MUTUAL FUND PROXIES

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:


         o        Past performance as a closed-end fund;

         o        Market in which the fund invests;



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         o        Measures taken by the board to address the discount; and

         o Past shareholder activism, board activity, and votes on related proposals.
Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

         o        Past performance relative to its peers;

         o        Market in which fund invests;

         o        Measures taken by the board to address the issues;

         o Past shareholder activism, board activity, and votes on related proposals;

         o        Strategy of the incumbents versus the dissidents;

         o        Independence of directors;

         o        Experience and skills of director candidates;

         o        Governance profile of the company;

         o        Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

         o        Proposed and current fee schedules;

         o        Fund category/investment objective;

         o        Performance benchmarks;

         o        Share price performance as compared with peers;

         o        Resulting fees relative to peers;

         o        Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

         o        Stated specific financing purpose;

         o        Possible dilution for common shares;

         o        Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

         o        Potential competitiveness;

         o        Regulatory developments;

         o        Current and potential returns; and

         o        Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

         o        The fund's target investments;


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         o        The reasons given by the fund for the change; and

         o        The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

         o        Political/economic changes in the target market;

         o        Consolidation in the target market; and

         o        Current asset composition.

Change in Fund's Subclassification

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

         o        Potential competitiveness;

         o        Current and potential returns;

         o        Risk of concentration;

         o        Consolidation in target industry.

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

         o        Strategies employed to salvage the company;

         o        The fund's past performance;

         o        The terms of the liquidation.


Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

         o        The degree of change implied by the proposal;

         o        The efficiencies that could result;

         o        The state of incorporation;

         o        Regulatory standards and implications.

Vote AGAINST any of the following changes:

         o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

         o Removal of shareholder approval requirement for amendments to the new declaration of trust;

         o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

         o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

         o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

         o Removal of shareholder approval requirement to change the domicile of the fund.


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Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

         o        Regulations of both states;

         o        Required fundamental policies of both states;

         o        The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

         o Fees charged to comparably sized funds with similar objectives;

         o        The proposed distributor's reputation and past performance;

         o        The competitiveness of the fund in the industry;

         o        The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

         o        Resulting fee structure;

         o        Performance of both funds;

         o        Continuity of management personnel;

         o Changes in corporate governance and their impact on shareholder rights.

                     SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

         o        Performance of the fund's Net Asset Value (NAV);

         o        The fund's history of shareholder relations;

         o        The performance of other funds under the advisor's management.


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

                                                                      APPENDIX D

                        ACKNOWLEDGEMENT AND CERTIFICATION


         I acknowledge that I have read the HIML Proxy Voting Principles and Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the Head of Compliance and will continue to do so as matters arise. I have complied with all provisions of this Policy.

o                                            o
                                                   -----------------------------
                                                              Print Name

o
         -----------------------------             -----------------------------
                       Date                                   Signature


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

                   TRANSWESTERN SECURITIES MANAGEMENT, L.L.C.
                               PROXY VOTING POLICY

Transwestern Securities Management, L.L.C., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

BACKGROUND

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

RESPONSIBILITY

James McNamara has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

PROCEDURE

Transwestern Securities Management, L.L.C. has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

VOTING PROCEDURES

o All employees will forward any proxy materials received on behalf of clients to James McNamara;

o James McNamara will determine which client accounts hold the security to which the proxy relates;

o Absent material conflicts, James McNamara will determine how Transwestern Securities Management, L.L.C. should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.


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

DISCLOSURE

o Transwestern Securities Management, L.L.C. will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Transwestern Securities Management, L.L.C. voted a client's proxies, and that clients may request a copy of these policies and procedures.

o James McNamara will also send a copy of this summary to all existing clients who have previously received Transwestern Securities Management, L.L.C.'s Disclosure Document; or James McNamara may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

CLIENT REQUESTS FOR INFORMATION

o All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to James McNamara.

o In response to any request James McNamara will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Transwestern Securities Management, L.L.C. voted the client.s proxy with respect to each proposal about which client inquired.

VOTING GUIDELINES

o In the absence of specific voting guidelines from the client, Transwestern Securities Management, L.L.C. will vote proxies in the best interests of each particular client. Transwestern Securities Management, L.L.C.'s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Transwestern Securities Management, L.L.C.'s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

o Transwestern Securities Management, L.L.C. will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

o Transwestern Securities Management, L.L.C. will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

o In reviewing proposals, Transwestern Securities Management, L.L.C. will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.

CONFLICTS OF INTEREST

o Transwestern Securities Management, L.L.C. will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Transwestern Securities Management, L.L.C. with the issuer of each security to determine if



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

         Transwestern Securities Management, L.L.C. or any of its employees has any financial, business or personal relationship with the issuer.

o If a material conflict of interest exists, James McNamara will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

o Transwestern Securities Management, L.L.C. will maintain a record of the voting resolution of any conflict of interest.

RECORDKEEPING

James McNamara shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

o        These policies and procedures and any amendments;

o        Each proxy statement that Transwestern Securities Management, L.L.C.
         receives;

o        A record of each vote that Transwestern Securities Management, L.L.C.
         casts;

o Any document Transwestern Securities Management, L.L.C. created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to James McNamara or proxy committee, if applicable.

o A copy of each written request from a client for information on how Transwestern Securities Management, L.L.C. voted such client.s proxies, and a copy of any written response.

(NOTE: In the event an adviser retains the research, voting and/or recordkeeping services of an outside proxy firm, the adviser must tailor its proxy policy and procedures to be consistent with the services received and the firm's actual proxy handling and voting processes.)


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

                       HENDERSON INTERNATIONAL EQUITY FUND

                                    SERIES OF

                             HENDERSON GLOBAL FUNDS
                      737 NORTH MICHIGAN AVENUE, SUITE 1700
                             CHICAGO, ILLINOIS 60611

                       STATEMENT OF ADDITIONAL INFORMATION


                                 April 30, 2009

         Henderson Global Funds (the "Trust") is an open-end management investment company that currently consists of eleven portfolios. The Henderson International Equity Fund (the "International Equity Fund" or "Fund") is non-diversified. This Statement of Additional Information ("SAI") relates to the Class I shares of the Fund. The other series of the Trust are described in separate Statements of Additional Information. The International Equity Fund is managed by Henderson Global Investors (North America) Inc. (the "Adviser") and is sub-advised by Henderson Investment Management Limited ("HIML" or the "Subadviser").

         This SAI is not a prospectus and should be read in conjunction with the prospectus for the Fund dated April 30, 2009 (the "Prospectus"). The financial statements for the Fund, including the notes thereto, at and for the period ended December 31, 2008, included in the Trust's annual report to shareholders are incorporated into this SAI by reference. The Prospectus and the annual and semi-annual reports of the Fund may be obtained upon request and without charge from the Trust by calling 866.3Henderson (or 866.343.6337).

                                TABLE OF CONTENTS

                                                                         Page


FUND HISTORY AND GENERAL INFORMATION........................................1
INVESTMENT OBJECTIVE AND STRATEGIES.........................................1
FUND INVESTMENTS AND RELATED RISKS..........................................1
INVESTMENT RESTRICTIONS....................................................22
PORTFOLIO TURNOVER.........................................................23
MANAGEMENT OF THE FUND.....................................................25
CONTROL PERSONS AND PRINCIPAL HOLDERS......................................28
INVESTMENT ADVISORY AND OTHER SERVICES.....................................29
BROKERAGE ALLOCATION.......................................................35
CAPITALIZATION AND VOTING RIGHTS...........................................36
PURCHASES, EXCHANGES AND REDEMPTION INFORMATION............................38
NET ASSET VALUE............................................................39
FEDERAL INCOME TAX MATTERS.................................................41
REGISTRATION STATEMENT.....................................................47
FINANCIAL STATEMENTS.......................................................47
APPENDIX A.................................................................48
APPENDIX B.................................................................51


No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                      FUND HISTORY AND GENERAL INFORMATION


         The Trust is an open-end management investment company organized as a Delaware statutory trust on May 11, 2001 and consists of eleven portfolios, one of which is described in this SAI.


         Henderson Global Investors (North America) Inc. is the investment adviser and HIML is the subadviser for the International Equity Fund. Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that the Adviser and the Subadviser in its discretion might, but are not required to, use in managing the Fund's portfolio assets. For example, the Adviser and Subadviser may, in their discretion, at any time employ a given practice, technique or instrument for the Fund. It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case the Fund would not use them. Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in the Fund's overall investment strategy, from time to time have a material impact on the Fund's performance.


                       INVESTMENT OBJECTIVE AND STRATEGIES

         The Fund has its own investment objective and policies, which are described in the Fund's Prospectus. Descriptions of the Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with the Fund's investment techniques, are set forth below.

         Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to the Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by the Fund, such as a change in market conditions or a change in the Fund's asset level or other circumstances beyond the Fund's control, will not be considered a violation. The Adviser, subject to the oversight of the Board of Trustees, will monitor the percentage of illiquid securities held by the Fund.


         The International Equity Fund may buy securities that are convertible into common stock. The Fund may engage in active and frequent trading. Consistent with its investment objective, the Fund may also invest in debt securities, of which up to 15% of the Fund's net assets may be invested in "junk" bonds.

                       FUND INVESTMENTS AND RELATED RISKS

         BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, the Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. The Fund's investments in certificates of deposit, time deposits, and bankers' acceptances are limited to obligations of
(i) banks having total assets in excess of $1 billion, (ii) US banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan associations which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the Adviser or Subadviser's opinion, of an investment quality comparable to other debt securities which may be purchased by the Fund. The Fund's investments in certificates of deposit of savings associations are limited to obligations of federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.


         BORROWING. The Fund may borrow money as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), including up to 5% of the value of its total assets at the time of such borrowings for temporary purposes and in excess of the 5% limit to meet redemption requests. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment fee or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund may, in connection with permissible borrowings, transfer as collateral securities owned by the Fund.

         COMMERCIAL PAPER. Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The Fund may invest in commercial paper that is rated Prime-1 by Moody's or A-1 by S&P or, if not rated by Moody's or S&P, is issued by a company having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

         CONTRACTS FOR DIFFERENCE. A contract for difference ("CFD") is an agreement between two parties to settle at the close of the contract the difference between the opening price and closing price of a security identified in the contract, multiplied by the number of shares specified in the contract. When entering into a CFD, the Fund attempts to predict either that the price of the security will fall (taking a short position) or that the price of the security will rise (taking a long position).

         CONVERTIBLE SECURITIES. The Fund may invest in corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed-income obligations that pay current income.

         DEBT SECURITIES. The Fund may invest in debt securities. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

         Investment-Grade Debt Securities. Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). The Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by the Adviser or Subadviser to be of comparable quality.

         High Yield Debt Securities. The Fund may invest in high yield debt securities. Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), including many emerging markets bonds, are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

         Lower-rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities. However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, US economic growth and, at times, stock market activity. High yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Fund to accurately value high yield securities in the Fund's portfolio, adversely affect the price at which the Fund could sell such securities, and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

         Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of the Adviser and Subadviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objectives by investment in such securities may be more dependent on the Adviser's or Subadviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser or Subadviser will determine whether it is in the best interest of the Fund to retain or dispose of such security. However, should any individual bond held by the Fund be downgraded below a rating of C, the Adviser or Subadviser currently intend to dispose of such bond based on then existing market conditions.


         Prices for high yield securities may be affected by legislative and regulatory developments. For example, federal rules may require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would restrict or eliminate the federal income tax deduction for interest payments on these securities and regulate corporate restructurings. Such proposed legislation, if enacted, may significantly depress the prices of outstanding securities of this type.


         FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES. New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. The Fund uses such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. In either instance, the Fund will maintain in a segregated account with its custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

         FOREIGN SECURITIES. The securities of foreign issuers in which the Fund may invest include non-US dollar-denominated debt securities, Euro dollar securities, sponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and related depository instruments, American Depositary Shares ("ADSs"), European Depositary Shares ("EDSs"), Global Depositary Shares ("GDSs"), and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in the Fund's domestic investments.


         Although the Adviser and Subadviser intend to invest the Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for US companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the US. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the US. In addition, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

         Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Adviser and Subadviser seek to mitigate the risks to the Fund associated with the foregoing considerations through investment variation and continuous professional management.

         ADRs, EDRs, GDRs, ADSs, EDSs, GDSs and related securities are depositary instruments, the issuance of which is typically administered by a US or foreign bank or trust company. These instruments evidence ownership of underlying securities issued by a US or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the US. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depositary instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.


         For the Fund, investment in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of the Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund's custodian values the Fund's assets daily in terms of US dollars, the Fund does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. The Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

         Because the Fund may be invested in both US and foreign securities markets, changes in its share price may have a low correlation with movements in US markets. The Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both US and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the US dollar against foreign currencies may account for part of the Fund's investment performance. US and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which the Fund's assets are denominated may be devalued against the US dollar, resulting in a loss to the Fund.


         EMERGING MARKETS. The Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in US securities and that may affect the Fund's performance favorably or unfavorably.


         In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns.


         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of the Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

         Certain developing countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

         Authoritarian governments in certain developing countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act, with respect to the custody of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.


         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities ("transaction hedge"). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the US dollar by entering into forward foreign currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the US dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. The Fund may also enter into a forward foreign currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances the Fund may, alternatively, enter into a forward foreign currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the US dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge"). A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         While the Fund may enter into forward foreign currency contracts to reduce currency exchange risks, unforeseen changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward foreign currency contracts entered into by the Fund. Proxy hedges and cross-hedges, in particular, may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of US government securities, foreign government securities, equity or fixed-income securities.

         The Fund has claimed an exclusion from registration as a commodity pool under the Commodity Exchange Act ("CEA") and, therefore, the Fund and its officers and trustees are not subject to the registration requirements of the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by Commodity Future Trading Commission ("CFTC") regulations in effect from time to time and in accordance with the Fund's policies.

         The Fund's primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund also could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index, as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent the Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Fund with respect to the futures contracts. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

         A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Under normal circumstances, a futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures position.


         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         When purchasing a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price less any margin on deposit of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

         When selling a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may "cover" its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

         When selling a put option on a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, the Fund may "cover" the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

         Foreign Currency Futures Contracts and Related Options. The Fund may engage in foreign currency futures contracts and related options transactions in the same manner to that in which forward contracts or currencies will be utilized. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

         An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         For example, the Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the US dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

         In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "proxy" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A proxy currency's exchange rate movements parallel that of the primary currency. Proxy currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

         The Fund will only enter into foreign currency futures contracts and options on futures which are standardized and traded on a US or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. The Fund will not enter into a foreign currency futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."

         Risks Associated with Futures and Related Options. Futures contracts and related options have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such instruments could result in losses greater than if they had not been used.

         Because there is a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on the underlying instruments with different characteristics from the securities in which it typically invests--for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities--which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.


         Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the US; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US or the United Kingdom, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lesser trading volume.


         ILLIQUID SECURITIES AND RESTRICTED SECURITIES. The Fund may purchase securities other than in the open market, including securities that are subject to legal or contractual restrictions on resale ("restricted securities"). For example, restricted securities in the US may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act").


         Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities in the US that are eligible for resale under Rule 144A under the 1933 Act are often deemed to be liquid. Since it is not possible to predict with assurance that the market for restricted securities will be liquid or continue to be liquid, the Adviser will monitor such restricted securities subject to the oversight of the Board of Trustees. Among the factors the Adviser may consider in reaching liquidity decisions related to restricted securities are (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, the average trading volume and the mechanics of the transfer); and (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period.

         Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. Also, the Fund may be deemed to be an "underwriter" for the purposes of the 1933 Act when selling US restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.


         The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them. An asset generally would be considered liquid if it could be sold or disposed of in the ordinary course of business within seven (7) days at approximately the value at which the asset is valued by the Fund. This determination is made with respect to the Fund's ability to sell individual securities, not the Fund's entire portfolio position, i.e., the fact that the Fund may not be able to sell all of its holdings in a particular security within seven days does not necessarily mean the security must be treated as illiquid.


         It is the Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for the use by the Adviser in determining whether a security is illiquid.

         This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

         MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The Fund may invest in mortgage-related and other asset-backed securities. Mortgage-backed and other asset-backed securities carry prepayment risks. Prices and yields of mortgage-backed and other asset-backed securities assume that the underlying mortgages or assets will be paid off according to a preset schedule. Falling interest rates generally result in an increase in the rate of prepayments of mortgage loans and other assets while rising interest rates generally decrease the rate of prepayments. Acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. If the underlying mortgages or assets are paid off early, such as when homeowners refinance as interest rates decline, the Fund may be forced to reinvest the proceeds in lower yielding, higher priced securities. This may reduce the Fund's total return. The average life of mortgage-backed and asset-backed securities varies with the maturities of the underlying instruments. A mortgage-backed or asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater than in the case for mortgage-backed securities.


         OPTIONS ON SECURITIES. In an effort to enhance current return and/or to reduce fluctuations in net asset value, the Fund may write covered put and call options and buy put and call options on securities that are traded on US and foreign securities exchanges and over-the-counter. The Fund may write and buy options on the same types of securities that the Fund may purchase directly.


         A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

         If the writer of a US exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction, the Fund would need to negotiate directly with the counter-party.


         The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that the Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) on a closing purchase transaction or upon lapse are considered short-term capital gains (or losses) for federal income tax purposes. Net short-term capital gains, when distributed by the Fund, are taxable as ordinary income. See "Federal Income Tax Matters."

         The Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term capital gain or loss for federal income tax purposes, depending upon the Fund's holding period for the option.

         Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by the Fund and its counter-party (usually a securities dealer or a financial institution) with no clearing organization guarantee. When the Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counter-party") to make delivery of the instrument underlying the option. If the counter-party fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, the Adviser or Subadviser will assess the creditworthiness of each counter-party to determine the likelihood that the terms of the OTC option will be satisfied.


         Writing Options on Individual Securities. The Fund may write (sell) covered call options on securities held by the Fund in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objective of the Fund, the Fund generally would write call options only in circumstances where the Adviser or Subadviser to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

         A "covered" call option means generally that so long as the Fund is obligated as the writer of a call option, the Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although the Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option.


         As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

         Purchasing Options On Individual Securities. The Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. The Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by the Fund for leverage purposes.

         The Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. The Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. The Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

         Risks Of Options Transactions. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a US option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counter-party. There is no assurance that the Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counter-party may fail to deliver or to pay, as the case may be. In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

         When conducted outside the US, options transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

         The Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See "Portfolio Turnover."


         The Fund's success in using options techniques depends, among other things, on the Adviser's and Subadviser's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.


         OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of its total assets in the shares of other investment companies. As a shareholder of an investment company, the Fund would bear its ratable share of the fund's expenses (which often include an asset-based management fee). The Fund could also lose money by investing in other investment companies, since the value of their respective investments and the income they generate will vary daily based on prevailing market conditions.

         The Fund currently intends to limit its investments in securities issued by other investment companies, except investment companies that invest primarily in money market instruments, so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Consistent with Rule 12d1-1 of the 1940 Act, the Fund may enter into "cash sweep" arrangements and invest in shares of registered unaffiliated money market funds in excess of the above limits. This Rule prohibits the Fund from paying any sales charge or service fee in connection with the purchase, sale or redemption of the money market fund's shares.

         For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index or portion of such index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

         Examples of index-based investments include:

         SPDRs(R) : SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index ("S&P 500"). They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

         MidCap SPDRs(R) : MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

         Select Sector SPDRs(R) : Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by the Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

         Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

         WEBssm: WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

         REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Adviser, the Fund is permitted to enter into repurchase agreements only if the repurchase agreements are fully collateralized with US Government securities or other securities that the Adviser has approved for use as collateral for repurchase agreements. The Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by the Adviser under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, the Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

         SECURITIES INDEX FUTURES CONTRACTS. The Fund may enter into securities index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets. The Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase as a temporary substitute for stock purchases. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

         Risks of Securities Index Futures. The Fund's success in using the above techniques depends, among other things, on the Adviser's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of positions. The skills necessary for successful use of index futures are different from those used in the selection of individual stocks.


         The Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, the Fund will bear the risk that the prices of the securities being hedged will not move in the same amount or direction as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.


         Although the Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when the Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, the Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

         Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         The Fund will only enter into index futures contracts or futures options that are standardized and traded on a US or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund will use futures contracts and related options primarily for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC. See "Foreign Currency Futures Contracts and Related Options."

         When purchasing an index futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

         When selling an index futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).


         SECURITIES LENDING. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.


         At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.


         US GOVERNMENT SECURITIES. US Government securities are obligations of, or guaranteed by, the US Government, its agencies or instrumentalities. Securities guaranteed by the US Government include: (1) direct obligations of the US Treasury (such as Treasury bills, notes, and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the US Treasury (such as Government National Mortgage Association ("Ginnie Mae") certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the US Government, and thus they are of the highest possible credit quality. US Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

         Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, Ginnie Mae certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the US Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayments, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.


         Securities issued by US Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the US Treasury; however, they involve federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the US Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), and Student Loan Marketing Association ("Sallie Mae").


         WARRANTS. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

         ZERO COUPON BONDS. The Fund may invest in zero coupon bonds which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If the Fund holds zero coupon bonds in its portfolio, it would recognize income currently for federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though such income would not have been received by the Fund. See "Federal Income Tax Matters." Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in the Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a gain or loss on such sales. Because interest on zero coupon obligations is not distributed to the Fund on a current basis, but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

                             INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The International Equity Fund has elected to be classified as a non-diversified series of an open-end investment company. Under these restrictions, the Fund may not:

         (i)      issue senior securities, except as permitted under the 1940
                  Act;

         (ii)     borrow money, except as permitted under the 1940 Act;

         (iii) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (iv) invest more than 25% of its total assets in any one industry provided that securities issued or guaranteed by the US Government, its agencies or instrumentalities are not subject to this limitation;

         (v) purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities;

         (vi) purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI; and

         (vii) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

         It is a non-fundamental policy of the Fund that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for the use by the Adviser in determining whether a security is illiquid.

                               PORTFOLIO TURNOVER


         The Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of broker commission, dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining the Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded. For the commencement of operations on January 31, 2008 through December 31, 2008 the portfolio turnover rate for the Fund was 114%. High rates of portfolio turnover will result in the realization of capital gains and losses. To the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.


                        DISCLOSURE OF PORTFOLIO HOLDINGS


         The Board of Trustees has adopted policies regarding disclosure of the Fund's portfolio holdings information. These policies generally prohibit the Adviser, the Subadviser and the Fund from disclosing any information concerning the Fund's portfolio holdings to any third party unless the information has been publicly disclosed. The Fund will publicly disclose its portfolio holdings quarterly on its website at http://www.hendersonglobalinvestors.com and by filing Form N-Q and Form N-CSR with the SEC.


         Prior to the time that the Fund's portfolio holdings information is publicly disclosed, the Adviser and/or the Fund may disclose (as authorized by the Adviser's Legal Department) any and all portfolio holdings information to the following categories of persons, subject to the applicable conditions:


         Service providers. In order to carry out various functions on behalf of the Fund, it is necessary for certain third parties to receive non-public portfolio holdings information. Such information may be disclosed only after a good faith determination has been made in the light of the facts then known that: (a) the Fund has a legitimate business purpose to provide the information, (b) the disclosure is in the Fund's best interests and (c) the authorized third party has a fiduciary or contractual duty to maintain the confidentiality of the information and agrees in writing not to disclose, trade or make any investment recommendation based on the information received. As of April 30, 2009, the Fund's primary service providers were the Adviser, the Subadviser, State Street Bank and Trust Company, BNP Paribas Securities Services, Foreside Fund Services, LLC, Boston Financial Data Services, Inc., Ernst & Young LLP, Vedder Price P.C. and K&L Gates LLP.


         Other. There are numerous mutual fund evaluation services, such as Morningstar and Lipper, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Fund by these services and departments, the Fund may distribute month-end portfolio holdings to such services and departments, provided that (a) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund, (b) the recipient agrees not to use the information for investment or trading purposes and (c) the recipient signs a written confidentiality agreement. Entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. As of April 30, 2009, the following entities may be provided portfolio holdings information in connection with the above procedures: Lipper, Inc., Morningstar, Inc., Middleberg Communications, J.P. Morgan Securities, Inc., Evaluation Associates, a Milliman Company and UBS Warburg.


                  The terms of the confidentiality agreement generally provide for, among other things, that:

         (i) the portfolio information is the confidential property of the Fund and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement;

         (ii) the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, (1) are authorized to have access to the portfolio information and (2) are subject to confidentiality obligations no less restrictive than the confidentiality obligations contained in the confidentiality agreement;

         (iii) the recipient agrees not to use the information for investment or trading purposes;

         (iv) the disclosure to any third party of the name or other identifying information with respect to any security included in the portfolio information is prohibited during the confidentiality period; and

         (v) upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.


         Portfolio managers, analysts and other senior officers of the Adviser or the Fund are permitted to disclose or confirm the ownership of any individual portfolio holding to reporters, brokers, shareholders, consultants or other interested persons provided that such information already has been publicly disclosed.

         The Board of Trustees or the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the Fund's policies. All waivers and exceptions will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting. All material amendments to the policies will be submitted to the Board of Trustees for approval or ratification.

                             MANAGEMENT OF THE FUND


         TRUSTEES AND OFFICERS. The Board of Trustees of the Trust (the "Board") is responsible for the overall management of the Trust, including general oversight and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering the Fund's day-to-day operations.


         A listing of the Trustees and Executive Officers of the Trust and their business experience during the past five years follows.


--------------------------- --------------- ------------- ---------------------------------------- ----------------------------
                                            TERM OF
                            POSITION(S)     OFFICE AND
NAME, ADDRESS AND AGE(1)    WITH THE        TIME          PRINCIPAL OCCUPATIONS                    OTHER DIRECTORSHIPS HELD
                            TRUST(2)        SERVED(3)     DURING PAST FIVE YEARS
--------------------------- --------------- ------------- ---------------------------------------- ----------------------------
INDEPENDENT TRUSTEES:
-------------------------------------------------------------------------------------------------------------------------------
C . Gary Gerst, 69          Chairman and    Since 2001    President, KCI Inc. (private             None.
                            Trustee                       S-corporation investing in non-public
                                                          investments.)
--------------------------- --------------- ------------- ---------------------------------------- ----------------------------
Roland C. Baker, 69         Trustee         Since 2001    Consultant to financial services         Director, Quanta Capital
                                                          industry.                                Holdings, Inc. (provider of
                                                                                                   property and casualty
                                                                                                   reinsurance); Director, North
                                                                                                   American Company for Life
                                                                                                   and Health Insurance (a
                                                                                                   provider of life insurance,
                                                                                                   health insurance and
                                                                                                   annuities); Trustee, Scottish
                                                                                                   Widows Investment Partnership
                                                                                                   Trust; Trustee, Allstate
                                                                                                   Financial Investment Trust;
                                                                                                   Director, Midland National
                                                                                                   Life Insurance Company (an
                                                                                                   affiliate of North American
                                                                                                   Company for Life and Health
                                                                                                   Insurance).
--------------------------- --------------- ------------- ---------------------------------------- ----------------------------
Faris F. Chesley, 69        Trustee         Since 2002    Chairman, Chesley, Taft & Associates,    None.
                                                          LLC, since 2001; Vice Chairman,
                                                          ABN-AMRO, Inc. (a financial services
                                                          company), 1998-2001.
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE AND OFFICERS OF THE TRUST:
-------------------------------------------------------------------------------------------------------------------------------
Sean M. Dranfield(4), 42    Trustee and     Since 2001    Director, Global Distribution,           None
                            President                     Henderson Global Investors.
--------------------------- --------------- ------------- ---------------------------------------- ----------------------------
Kenneth A. Kalina, 48       Chief           Since 2005    Chief Compliance Officer, HGINA 2005;    N/A
                            Compliance                    Chief Compliance Officer, Columbia
                            Officer                       Wanger Asset Management, L.P.
                                                          2004-2005; Compliance Officer,
                                                          Treasurer and Chief Financial Officer,
                                                          Columbia Wanger Asset Management, L.P.
                                                          2000-2005.
--------------------------- --------------- ------------- ---------------------------------------- ----------------------------

                                       25

--------------------------- --------------- ------------- ---------------------------------------- ----------------------------
                                            TERM OF
                            POSITION(S)     OFFICE AND
NAME, ADDRESS AND AGE(1)    WITH THE        TIME          PRINCIPAL OCCUPATIONS                    OTHER DIRECTORSHIPS HELD
                            TRUST(2)        SERVED(3)     DURING PAST FIVE YEARS
--------------------------- --------------- ------------- ---------------------------------------- ----------------------------
Alanna N. Nensel, 33        Vice President  Since 2002    Director, Retail Marketing and Product   N/A
                                                          Management, HGINA, since 2006 and
                                                          Associate Director, Head of Marketing
                                                          and Product Management, HGINA,
                                                          2003-2006.
--------------------------- --------------- ------------- ---------------------------------------- ----------------------------
Scott E. Volk, 37           Vice            Since 2001    Director, Retail Finance and             N/A
                            President                     Operations, HGINA.
--------------------------- --------------- ------------- ---------------------------------------- ----------------------------
Christopher K.              Secretary       Since 2004    Legal Counsel, HGINA, since 2004;        N/A
Yarbrough, 33                                             Attorney, Bell, Boyd & Lloyd LLC,
                                                          2000-2004.
--------------------------- --------------- ------------- ---------------------------------------- ----------------------------
Troy Statczar, 36           Treasurer       Since         Head of US Fund Administration and       N/A
                                            September     Accounting, HGINA, since July 2008;
                                            2008          Senior Vice President, Citigroup
                                                          2005-2008.
--------------------------- --------------- ------------- ---------------------------------------- ----------------------------
Richard J. Mitchell, 45     Assistant       Since 2007    Assistant Treasurer, HGINA, since        N/A
                            Treasurer                     2007; Assistant Treasurer, Bank of New
                                                          York, 2006-2007; Supervisor, The BISYS
                                                          Group; 2002-2006.
--------------------------- --------------- ------------- ---------------------------------------- ----------------------------

-----------------

1. Each person's address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611. Age is as of July 31, 2008.

2.   Currently, all Trustees oversee all eleven series of the Trust.

3. A Trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the Board.

4. This Trustee is an interested person of the Trust because of his employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Fund.



         STANDING COMMITTEES OF THE BOARD. The Board oversees a number of investment companies managed by the Adviser. Information below represents meetings held on behalf of all such funds. The common Board has an Audit Committee, a Governance Committee and a Valuation Committee, the responsibilities of which are described below. Each of the Audit Committee and Governance Committee is comprised solely of Independent Trustees. The Valuation Committee is comprised of both interested and Independent Trustees.


         The Audit Committee makes recommendations regarding the selection of independent registered public accounting firm for the Trust, confers with the independent registered public accounting firm regarding the Trust's financial statements, the results of audits and related matters and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee is comprised of only Independent Trustees, receives annual representations from the independent registered public accounting firm as to its independence, and has a written charter that delineates the Committee's duties and powers. Currently, the members of the Audit Committee are Messrs. Baker, Chesley and Gerst. The Audit Committee held two meetings during the fiscal year ended July 31, 2008.

         The Governance Committee oversees the effective functioning of the Board and its committees. It also seeks and reviews candidates for consideration as nominees for membership on the Board. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Trust. Currently, the members of the Governance Committee are Messrs. Baker, Chesley and

Gerst. The Governance Committee held one meeting during the fiscal year ended July 31, 2008.

         During the fiscal year ended July 31, 2008, the Valuation Committee determined a fair value of securities for which market quotations were not readily available. Effective September 29, 2008, the Board changed its process so that the Valuation Committee currently meets no less frequently than monthly to review pricing determinations made by the Adviser's Pricing Committee. Currently, the members of the Valuation Committee are Messrs. Chesley and Dranfield. The Valuation Committee held twenty eight meetings during the fiscal year ended July 31, 2008.

         MANAGEMENT OWNERSHIP OF THE FUND. The following tables set forth, for each Trustee, the aggregate dollar range of equity securities beneficially owned in the Fund and all Henderson Global Funds overseen by each Trustee in the Trust as of December 31, 2008.


-------------------------------------------------- ---------------------------------- ----------------------------------------
                                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL REGISTERED
                                                                                      INVESTMENT COMPANIES OVERSEEN BY
                                                   DOLLAR RANGE OF EQUITY             TRUSTEE IN FAMILY OF INVESTMENT
                                                   SECURITIES IN THE FUND             COMPANIES
-------------------------------------------------- ---------------------------------- ----------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------- ---------------------------------- ----------------------------------------
Roland C. Baker                                    None                               $50,001-$100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
C. Gary Gerst                                      None                               Over $100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
Faris F. Chesley                                   None                               Over $100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
INTERESTED TRUSTEE
-------------------------------------------------- ---------------------------------- ----------------------------------------
Sean Dranfield                                     None                               $10,001 - $50,000
-------------------------------------------------- ---------------------------------- ----------------------------------------

         No trustee who is an Independent Trustee owns beneficially or of record any security of the Adviser, HIML or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or HIML. As of April 1, 2009, the Trustees and officers of the Trust, as a group, owned less than 1% of outstanding shares of the Fund.

         The Chief Compliance Officer and a member of his staff currently receive a portion of their compensation from the Trust. No other officer, director or employee of the Adviser, HIML, the Custodian, the Distributor, the Administrator or the Transfer Agent currently receives any compensation from the Trust.

         COMPENSATION OF TRUSTEES. Trustees who are not interested persons of the Trust receive from the Trust, an annual retainer of $25,000 for service on the Board and a $1,500 annual retainer for services on the Valuation Committee. Each Independent Trustee receives a fee of $5,000 for each regular quarterly Board meeting attended in person or by telephone and $750 for each committee meeting (except Valuation Committee) attended in person or by telephone. Each Independent Trustee also receives a fee of $5,000 for attendance in person or $1,000 for attendance by telephone at any meeting of the Board other than a regular quarterly meeting. Trustees are reimbursed for any out-of-pocket expenses relating to attendance at such meetings. The Chairperson receives a supplemental annual retainer of $10,000, in addition to any other fees received.

         The following table summarizes the compensation paid by the Trust to its Trustees during the fiscal year ended July 31, 2008.

  TRUSTEE NAME                      AGGREGATE COMPENSATION FROM TRUST
-------------------------------     ---------------------------------
INTERESTED TRUSTEE
Sean Dranfield*................                          $0
INDEPENDENT TRUSTEES
Roland C. Baker................                     $57,303
C. Gary Gerst..................                     $62,918
Faris F. Chesley...............                     $51,227

-----------------
* Mr. Dranfield is an Interested Trustee and therefore does not receive any compensation from the Trust.


         CODE OF ETHICS. The Adviser, HIML and the Trust have each adopted a Code of Ethics, which is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients, in compliance with Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees of the Adviser, HIML and the Trust to engage in personal securities transactions, including with respect to securities held by the Fund, subject to certain requirements and restrictions. Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions in certain securities may not be made, and require the submission of duplicate broker confirmations and quarterly and annual reporting of securities transactions and annual reporting of holdings. Exceptions to certain provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate officers or compliance personnel.

         PROXY VOTING POLICIES. The International Equity Fund has delegated proxy voting responsibilities to HIML, subject to the Board's general oversight. The Fund has delegated proxy voting to HIML with the direction that proxies should be voted consistent with the Fund's best economic interests. HIML has adopted its own Proxy Voting Policies and Procedures ("Procedures") for this purpose. A copy of the Procedures is attached hereto as Appendix B. HIML has retained Institutional Shareholder Services ("ISS"), an independent proxy voting service, to assist in the voting of the Fund's proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.


         The Fund has filed with the SEC its proxy voting records for the period January 31, 2008 through June 30, 2008 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the SEC's website at http://www.sec.gov. The Fund's proxy voting records and proxy voting policies and procedures will be available without charge, upon request, by calling
866.443.6337 or by visiting the Fund's website at http://www.hendersonglobalfunds.com.


                      CONTROL PERSONS AND PRINCIPAL HOLDERS


         To the knowledge of the Trust, as of April 1, 2009, the following persons owned beneficially or of record 5% or more of the Fund's outstanding shares of any class.

---------------------------------------- ----------------------------------------------------- ---------------------------
                                                                                               PERCENTAGE OF TOTAL
NAME OF FUND AND CLASS                   NAME AND ADDRESS                                      SHARES OUTSTANDING
---------------------------------------- ----------------------------------------------------- ---------------------------
International Equity Fund Class I        Henderson Global Investors North America                        33.64%
                                         Attn: Doug Denyer
                                         1 Financial Plaza
                                         19th Floor
                                         Hartford, CT 06103
---------------------------------------- ----------------------------------------------------- ---------------------------


                                       28

---------------------------------------- ----------------------------------------------------- ---------------------------
                                                                                               PERCENTAGE OF TOTAL
NAME OF FUND AND CLASS                   NAME AND ADDRESS                                      SHARES OUTSTANDING
---------------------------------------- ----------------------------------------------------- ---------------------------
International Equity Fund Class I        Bricklayer & Allied Craftsman                                   66.36%
                                         Local 7 Pension Plan Defined Benefit
                                         FBO Henderson Global
                                         33 Fitch Blvd.
                                         Austintown, OH 44515-2202
---------------------------------------- ----------------------------------------------------- ---------------------------


                     INVESTMENT ADVISORY AND OTHER SERVICES


         INVESTMENT ADVISER AND SUBADVISER. Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611 is the Fund's investment adviser. Henderson Investment Management Limited ("HIML"), 201 Bishopsgate, London UK EC2M 3AE is the Funds' Subadviser. The Adviser and Subadviser are indirect, wholly-owned subsidiaries of Henderson Group plc.

         As a global money manager, Henderson Group plc and its affiliates provide a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 201 Bishopsgate, London, UK EC2M 3AE, Henderson Global Investors has been managing assets for clients since 1934.


         The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). HIML provides investment advisory services to the International Equity Fund pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement").


         Pursuant to the Advisory Agreement, the Adviser acts as the Fund's adviser, oversees the management of its investments, and administration of its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its principals or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. In addition to the advisory fee, the Fund pays the expenses of its operations, including a portion of the Trust's general administrative expenses, allocated on the basis of the Fund's relative net assets. Expenses that will be borne directly by the Fund include, but are not limited to, the following: fees and expenses of independent registered public accounting firm, counsel, custodian and transfer agent, costs of reports and notices to shareholders, stationery, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.


         The Fund pays the Adviser a monthly fee at an annual rate of the Fund's average net assets as set forth below:

         0.85% for the first $250 million of average daily net assets; 0.80% for the next $250 million of average daily net assets; 0.75% for the next $500 million of average daily net assets; and 0.65% on average daily net assets over $1 billion.

         Under the Sub-Advisory Agreement, the Subadviser provides research, advice and recommendations with respect to the purchase and sale of securities and makes investment decisions regarding assets of the Fund subject to the supervision of the Board and the Adviser.

         The Adviser pays HIML a monthly fee for providing investment subadvisory services at an annual rate of the Fund's average net assets as set forth below:

         0.35% for the first $250 million of average daily net assets; 0.30% for the next $250 million of average daily net assets; 0.25% for the next $500 million of average daily net assets; and 0.20% on average daily net assets over $1 billion.


         The advisory fees and other expenses of the Fund reimbursed by the Adviser for the Fund for the period from commencement of operations on January 31, 2008 through December 31, 2008 are set forth below.


          -------------------- ------------------- ---------------------------------
          CONTRACTUAL          ADVISORY FEES       OTHER EXPENSES REIMBURSED BY THE
          ADVISORY FEES        WAIVED              ADVISER
          -------------------- ------------------- ---------------------------------
          $  26,172            $  26,172           $  135,946
          -------------------- ------------------- ---------------------------------

         With respect to the Fund, the Adviser has agreed to waive its management fee and, if necessary, to reimburse other operating expenses of the Fund to the extent necessary to limit total annual operating expenses (excluding interest, taxes, brokerage commissions and other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business) to 1.15% of the Fund's average daily net assets for the International Equity Fund. This contractual arrangements will continue until the termination of the Advisory Agreement or at least July 31, 2020.


         Each of the Advisory Agreement and Sub-Advisory Agreement for the Fund continues in effect from year to year for so long as its continuation is approved at least annually (a) by a vote of a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust and (a) by the shareholders of the Fund or the Board. Each agreement may be terminated at any time, upon 60 days' written notice by either party. Each agreement may also be terminated at any time either by vote of the Board or by a majority vote of the outstanding voting shares of the subject portfolio. Each agreement shall terminate automatically in the event of its assignment. Each agreement provides that the Adviser or Subadviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser in the performance of its obligations and duties under such agreement.

         Upon termination of the Advisory Agreement and when so requested by the Adviser, the Trust will refrain from using the name "Henderson" in its name or in its business in any form or combination.


         DISTRIBUTOR. Foreside Fund Services, LLC. (the "Distributor"), Two Portland Square, Portland, Maine 04101, serves as the distributor of the Fund's shares pursuant a Distribution Agreement with the Trust (the "Distribution Agreement"). The Distributor distributes shares of the Fund through broker-dealers who are members of the Financial Industry Regulatory Authority and who have executed dealer agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares.

         You may purchase and redeem shares through financial intermediaries who are authorized to accept purchase and redemption orders on the Fund's behalf. Certain intermediaries may authorize their agents to receive purchase and redemption orders on their behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at the Fund's net asset value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

         Under the Distribution Agreement, the Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.


         The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the Distributor on 60 days' written notice to the Fund or by the Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to the Distributor. The Distribution Agreement shall terminate automatically in the event of its assignment.


         CUSTODIAN. State Street Bank and Trust Company, located at One Lincoln Street, Boston, MA 02111, serves as the custodian ("State Street") to the Fund. Pursuant to the terms and provisions of the custodian contract between State Street and the Trust, State Street computes the Fund's net asset value and keeps the book account for the Fund.


         TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. State Street serves as the transfer and dividend disbursing agent (the "Transfer Agent") for the Fund pursuant to the transfer agency and registrar agreement with the Trust, under which the Transfer Agent (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Fund and (v) makes periodic reports to the Board concerning the operations of the Fund.

         ADMINISTRATOR. State Street serves as the administrator (the "Administrator") for the Trust pursuant to an administration agreement (the "Administration Agreement"). State Street has agreed to maintain office facilities for the Trust; oversee the computation of the Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare various reports for filing with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Trust. The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for the negligence or willful misconduct of the Administrator, its officers or employees. As compensation for these services, the Fund pays State Street an annual administration fee based upon a percentage of the average net assets of the Fund.

         The fees paid to the Administrator for the Fund for the period from commencement of operations on January 31, 2008 through December 31, 2008 are $945.


         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, independent registered public accounting firm located at 233 South Wacker Drive, Chicago, Illinois 60606, has been selected as independent public registered accounting firm for the Trust. The audit services performed by Ernst & Young LLP include audits of the annual financial statements of the Fund. Other services provided principally relate to filings with the SEC and the preparation of the Fund's tax returns.


         OUTSIDE COUNSEL. The law firm of Vedder Price P.C. serves as counsel to the Fund. K&L Gates LLP serves as counsel to the Independent Trustees.

         INTERMEDIARIES. Shares of the Fund are often purchased through financial intermediaries who are agents of the Fund for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge the Adviser a fee for those services. Effective April 1, 2009, the rate at which the Fund reimburses the Adviser for such fees charged by intermediaries is, with respect to non-omnibus accounts, up to $12.00 per open account for networking fees charged based upon a per account basis, and up to 0.05% of average daily net assets per account for networking fees charged based on basis points. The rate at which the Fund reimburses the Adviser for such fees charged by intermediaries is, with respect to omnibus accounts, as follows: (i) for accounts charged a per account networking fee, up to $17.00 per open account, (ii) for accounts charged based on basis points, up to 0.10% of average daily net assets of that account, and (iii) for closed accounts, up to the fee charged by the Fund's Transfer Agent for closed accounts. Prior to April 1, 2009, the Fund reimbursed the Adviser for such fees charged by intermediaries up to $12.00 per account for networking services and up to $17.50 per account for sub-transfer agent services. The Adviser bears any portion of the fees of an intermediary that is not reimbursed by the Fund.


                               PORTFOLIO MANAGERS


         PORTFOLIO MANAGEMENT. Manraj Sekhon will be the lead portfolio manager for the Fund. The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of December 31, 2008:

----------------------------------------------------------------------------------------------------------------------------------
                 Registered                          Pooled
                 Investment         Assets           Investment       Assets                        Assets       Total Assets
Portfolio        Company            Managed          Vehicle          Managed           Other       Managed      Managed
Manager          Accounts           ($)              Accounts         ($)               Accounts    ($)          ($)
----------------------------------------------------------------------------------------------------------------------------------
Manraj Sekhon    Henderson Global   22,431,942       Henderson        55,211,436        Pension     32,051,410   869,891,947
                 Opportunities                       International                      Plan
                 Fund                                Opportunities                      Separate
                                                     Fund (OEIC)                        Account

                                                     Mackenzie       340,861,358        Pension     13,224,579
                                                     Universal                          Plan
                                                     International                      Separate
                                                     Opportunities                      Account
                                                     Fund
----------------------------------------------------------------------------------------------------------------------------------


                                       32


----------------------------------------------------------------------------------------------------------------------------------
                 Registered                          Pooled
                 Investment         Assets           Investment       Assets                           Assets       Total Assets
Portfolio        Company            Managed          Vehicle          Managed           Other          Managed      Managed
Manager          Accounts           ($)              Accounts         ($)               Accounts       ($)          ($)
----------------------------------------------------------------------------------------------------------------------------------
                                                     Mackenzie        14,065,447        Pension     365,000,000
                                                     Universal                          Plan
                                                     International                      Separate
                                                     Opportunities                      Account
                                                     Class

                                                     Mackenzie Focus  18,575,852
                                                     Canada

                                                     Mackenzie Focus   1,236,770
                                                     Canada Class

                                                     Mackenzie Focus   7,233,153
                                                     International
                                                     Class
----------------------------------------------------------------------------------------------------------------------------------
Yu-Jen Shih
(assistant
portfolio
manager on
Manraj Sekhon
accounts)
----------------------------------------------------------------------------------------------------------------------------------
Iain Clark       Henderson          2,343,490,448    Horizon Global   22,051,218                                    2,387,973,608
                 International                       Opportunities
                 Opportunities Fund                  Fund

                 Henderson Global
                 Opportunities Fund    22,431,942
----------------------------------------------------------------------------------------------------------------------------------
Simon Savill                                         Henderson        89,837,661        Pension      23,278,227       117,360,450
                                                     European Smaller                   Plan
                                                     Companies Fund                     Separate
                                                                                        Account

                                                     Henderson           167,971        Pension       2,868,658
                                                     International                      Plan
                                                     Equity Fund                        Separate
                                                                                        Account

                                                                                        Pension       1,207,933
                                                                                        Plan
                                                                                        Separate
                                                                                        Account

----------------------------------------------------------------------------------------------------------------------------------
Yun-Young Lee                                        Henderson            54,158        Pension         875,649         1,295,382
                                                     International                      Plan
                                                     Equity Fund                        Separate
                                                                                        Account

                                                                                        Pension         365,575
                                                                                        Plan
                                                                                        Separate
                                                                                        Account

----------------------------------------------------------------------------------------------------------------------------------

         PORTFOLIO MANAGEMENT CONFLICTS OF INTEREST. The Adviser seeks to foster a reputation for integrity and professionalism. That reputation is a vital business asset. The confidence and trust placed in us by investors is something that is highly valued and must be protected. As a result, any activity that creates any actual or potential conflict of interest or even the appearance of any conflict of interest must be avoided and is prohibited. A Code of Ethics has been adopted to ensure that those who have knowledge of portfolio transactions or other confidential client information will not be able to act thereon to the disadvantage of Henderson's clients. The Code of Ethics does not purport comprehensively to cover all types of conduct or transactions which may be prohibited or regulated by the laws and regulations applicable.

         The portfolio managers are responsible for managing both the Fund and other accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to certain trading practices used by the portfolio manager (e.g. allocation of aggregated trades). Henderson has policies and procedures reasonably designed to mitigate these conflicts. The portfolio managers may advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees.

         PORTFOLIO MANAGEMENT COMPENSATION. Following is a summary of the compensation received by Henderson's investment professionals for all accounts managed and not just for the Fund. Henderson's investment professionals have significant short and long-term financial incentives. In general, the compensation plan is based on:

          o    Pre-defined, objective, measurable investment performance

          o    Performance goals that are ambitious, but attainable

          o The plan provides an incentive for appropriately aggressive portfolio management to achieve maximum feasible results within the portfolio's risk return parameters.

         The compensation structure consists of four primary elements. There is a competitive base salary together with a short-term incentive bonus plan. In addition, there are two further incentive-based packages for senior international investment professionals that reward staff on both individual and team performance, reflecting profitable asset growth. "Profitable asset growth" refers to the increase in adviser revenues generated less the increase in costs. It is typically calculated per adviser team on a calendar year basis. Members of the relevant team receive a share of this growth, which is typically paid over a three year period.


         Some managers have the option to participate in a long-term incentive program that is based on a number of factors, including the profitability of Henderson Global Investors. Additionally, some managers participate in the distribution of performance-related fees if such funds are structured accordingly. Currently, the Fund does not charge performance-related fees.


         A summary of the compensation package is as follows:

          o    Basic Salaries: in line with or better than the industry average

          o Short Term Incentive Bonus: the STI bonus is usually the majority of the variable component, based largely on investment performance; for a typical fund manager, it can vary between 50 percent and 150 percent of the salary

          o Growth Equity Bonus Plan: the GEB is based on a team's contribution to a rise in profits, it is designed to reward profitable asset growth

          o Employee Incentive Plans: from year to year, managers may be able to invest part of their remuneration in various share schemes which are then partially matched by Henderson

          o    Long Term Incentive Plan: as described above

          o Performance-related fees: for some funds, any performance related fee earned by the firm is shared with individuals generating that performance. If a performance-related fee applies, compensation is based solely on performance and its terms are made public in the fund's relevant disclosure document (i.e., prospectus or offering memorandum). Performance-related fees may vary from fund to fund but are typically measured over a one year period and compare the fund's returns to either (i) a peer group, (ii) an index or (iii) an absolute return.

         PORTFOLIO MANAGEMENT FUND OWNERSHIP. As of April 30, 2009, the portfolio managers did not own any shares of the Fund. The Fund's shares are not registered to be sold outside of the US. Many of the Fund's portfolio managers reside outside of the US and are not eligible to purchase shares of the Fund.


                              BROKERAGE ALLOCATION


         Subject to the overall oversight of the Board, the Adviser and Subadviser place orders for the purchase and sale of the Fund's portfolio securities. The Adviser and Subadviser seek the best price and execution obtainable on all transactions. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by the Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, the Adviser and Subadviser attempt to deal directly with the principal market makers, except in those circumstances where the Adviser and Subadviser believes that a better price and execution are available elsewhere.

         The Adviser and Subadviser select broker-dealers to execute transactions and evaluate the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser and Subadviser in servicing all of their accounts. In addition, not all of these services may be used by the Adviser and Subadviser in connection with the services it provides to the Fund.

         Subject to policies as may be established by the Board and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account factors such as price (including the applicable brokerage commission or dealer spread), size and nature of the order, the need for timely execution, the liquidity or illiquidity of the market, the transparency of the market, difficulty of execution and operational facilities of the firm involved, the firm's knowledge of the security, the firm's ability to maintain confidentiality, the willingness of the firm to commit its capital, and the firm's ability to provide access to new issues. While the Adviser generally seeks lower commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

         The Fund does not have an obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Fund and subject to the oversight of the Board, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective agreements. A commission paid to such brokers may be higher than that which another qualified broker may have charged for executing only the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. The Adviser or its affiliates may enter into commission sharing arrangements with key brokers, which allow for the receipt of both proprietary and third party research.

         Brokerage commissions vary from year to year in accordance with the extent to which the Fund is more or less actively traded.

         The brokerage commissions paid by the Fund for the period from commencement of operations on January 31, 2008 through December 31, 2008 are $17,761.

         The Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. The Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that the Adviser and Subadviser deem to be a desirable investment for the Fund. The Trust may reject in whole or in part any or all offers to pay for the Fund's shares with securities and may discontinue accepting securities as payment for the Fund's shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of the Fund, and the Fund's shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The transferor of such securities may recognize gain or loss for federal income tax purposes on the transfer of such securities. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

         The Fund is required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by them as of the close of their most recent fiscal year. As of December 31, 2008, the Fund held no such securities.


                        CAPITALIZATION AND VOTING RIGHTS

         The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of the Fund are fully paid and non-assessable. No class of shares of the Fund has preemptive rights or subscription rights.


         The Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trust currently consists of eleven series. Pursuant to the Declaration of Trust, the Trustees may terminate the Fund without shareholder approval. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size. The Trustees have authorized the issuance of Class I shares for International Equity Fund.

         Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's Declaration of Trust and By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of the Fund entitle their holders to one vote per share (with proportionate voting or fractional shares). Shareholders of the Fund are entitled to vote on matters that affect the Fund or class. The Henderson Global Funds and classes of shares of each fund of the Trust will vote together, except when a separate vote is permitted or required by the 1940 Act or written instrument. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of the Fund, then the shareholders of the Fund will not be entitled to vote on that matter. Matters that affect the Trust in general will be voted upon collectively by the shareholders of all the funds of the Trust.


         As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding voting securities" of the Fund or class means the vote of the lesser of: (1) 67% of the shares of the Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or of the Trust).

         With respect to the submission to shareholder vote of a matter requiring separate voting by the Fund, the matter shall have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund or class of the Fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

         The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee. Meetings of shareholders will be called at any time by a majority of Trustees and shall be called by any Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Shareholders in a series or class shall be entitled to receive their pro rata share of distributions of income and capital gains made with respect to such series or class. Upon liquidation or termination of a series or class, shareholders in such series or class shall be entitled to receive a pro rata share of the assets (if any) belonging to such series or class.

         Under Delaware law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.


                 PURCHASES, EXCHANGES AND REDEMPTION INFORMATION


         PURCHASES. As described in the Prospectus, shares of the Fund may be purchased in a number of different ways. Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. An investor may place orders directly through the Transfer Agent or the Distributor or through arrangements with his/her authorized broker and/or financial advisor.


         EXCHANGES. As described in the Prospectus, shareholders of the Fund have certain exchange privileges. Before effecting an exchange, shareholders of the Fund should obtain and read the currently effective Prospectus. An exchange of shares is a taxable transaction for federal income tax purposes.

         ADDITIONAL PAYMENTS. Institutions such as broker/dealer firms or banks may be paid fees out of the assets of the Adviser or its affiliates for marketing and servicing shares of the Fund. These fees do not come out of the Fund's assets. Investment professionals receive such fees for providing distribution-related services or services such as advertising, sponsoring activities to promote sales, and maintaining shareholder accounts. These payments may be based on factors such as the number or value of shares the investment professionals may sell, the value of client assets invested, and/or the type and nature of sales support furnished by the institution.

         The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial intermediaries may provide such financial intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial intermediaries may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor and will not increase expenses of the Fund. You may wish to take such payments arrangements into account when considering and evaluating any recommendations relating to shares of the Fund and discuss this matter with your financial adviser.

         ADDITIONAL CHARGES. Dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

         REDEMPTIONS. As described in the Prospectus, shares of the Fund are redeemed at their net asset value next determined after a proper redemption request has been received by the Transfer Agent.

         Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven calendar days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven calendar days, (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.


         Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act. This requires the Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of the 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting these assets into cash. For federal income tax purposes, in-kind distributions are taxable to the redeeming shareholder on the same basis as cash distributions.

         OTHER REDEMPTION INFORMATION. Shares can be redeemed and proceeds sent by federal wire to a single previously designated bank account. The Trust cannot be responsible for the efficiency of the federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.


         The Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine.

                                 NET ASSET VALUE

         The net asset value per share of the Fund is computed by dividing the value of the Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining the Fund's aggregate net assets, receivables are valued at their realizable amounts. The Fund's liabilities are then deducted from the Fund's assets, and the resulting amount is divided by the number of shares outstanding to produce its net asset value per share.

         Securities traded on a recognized stock exchange or market are valued at the last reported sales price or at the official closing price if such price is deemed to be representative of value at the close of such exchange on which the securities are principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange or OTC market in which it is primarily traded or as of the close of regular trading on the NYSE, if that is earlier, and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the day the value of the foreign security is determined.

         A debt security normally is valued on the basis of the last updated sale price or a market value from a pricing service that takes into account appropriate valuation factors or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. Interest bearing commercial paper which is purchased at par will be valued at par. Interest is accrued daily. Money market instruments purchased with an original or remaining maturity of 60 days or less maturing at par, are valued at amortized cost, which the Board believes approximates market value.

         Options, futures contracts and options on futures contracts are valued at the last reported sale price on the exchange on which it is principally traded, if available, and otherwise is valued at the last reported sale price on the other exchange(s). If there were no reported sales on any exchange, the option shall be valued at the Calculated Mean, if possible.

         Securities and other assets for which market prices are not readily available are priced at a "fair value" as determined by the Adviser in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the NYSE. Trading on foreign exchanges may not take place on all days on which there is regular trading on the NYSE, or may take place on days on which there is no regular trading on the NYSE (e.g., any of the national business holidays identified below). If events materially affecting the value of the Fund's portfolio securities occur between the time when a foreign exchange closes and the time when the Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by the Adviser in accordance with procedures approved by the Board. The Board of Trustees has adopted procedures for valuing the Fund's securities. Securities are fair valued according to methodologies adopted by the Board in advance or as determined by the Valuation Committee of the Board. Any securities that are fair valued will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

         Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading. The NYSE and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of the Fund's custodian or the NYSE close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.


         The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on the Fund's net asset value next determined after your instructions are received in proper form by the Transfer Agent or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since the Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the Fund's net asset value may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The sale of the Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund's best interest to do so.


                           FEDERAL INCOME TAX MATTERS


         The following is a general discussion of certain US federal income tax consequences of investing in the Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. It is based on provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and other administrative rulings, as in effect on the date of this SAI, all of which may change, possibly with retroactive effect. This discussion generally applies only to holders of shares who are citizens or residents of the US and who are subject to federal income taxation (i.e., not exempt from taxation). Accordingly, investors should consult with a competent tax adviser before making an investment in the Fund. The Fund is not managed for tax-efficiency.

         The Fund has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, other income derived with respect to its business of investing in such stocks, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; and (b) diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than US government securities and the securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or business or the securities of one or more qualified publicly traded partnerships.

         As a regulated investment company, the Fund generally will not be subject to US federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) determined without regard for the deduction for dividends paid for the taxable year is distributed to shareholders. However, the Fund will generally be subject to federal corporate income tax (currently imposed at a maximum rate of 35%) on any undistributed net investment income or net capital gain. The Fund intends to distribute all or substantially all of its net investment income or net capital gain each year.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid this tax, the Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. The Fund intends to make distributions to shareholders in accordance with such distribution requirements, however, the Fund may be subject to excise tax.

         OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS. The Fund's transactions, if any, in forward contracts, options, futures contracts and hedge investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes.


         The Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to, where appropriate, mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of US federal income and excise taxes.


         Options held by the Fund at the end of each fiscal year on a broad-based stock index are treated under the Code as Section 1256 contracts and will be required to be "marked-to-market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss ("60/40 gain or loss"). Certain other options, futures contracts and options on futures contracts utilized by the Fund are also Section 1256 contracts. Any gains or losses on these Section 1256 contracts held by the Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are also "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

         CURRENCY FLUCTUATIONS - "'SECTION 988' GAINS OR LOSSES". Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least 50% of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to federal income tax and an additional interest charge on the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to federal income tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the federal income tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income for federal income tax purposes even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Fund may be eligible to elect alternative federal income tax treatment with respect to its PFIC shares. If certain conditions are satisfied, the Fund may elect to mark-to-market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

         DEBT SECURITIES ACQUIRED AT A DISCOUNT. Some of the debt securities that may be acquired by the Fund may be treated as debt securities that are originally issued at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and a portion of the OID is included in the Fund's income in each taxable year such debt security is held by the Fund, even though payment of that amount is not received until a later time, usually when the debt security matures.

         Some of the debt securities that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred.

         The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

         The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. The Fund may need to sell securities at inopportune times to raise cash to pay such dividends.

         DISTRIBUTIONS. Distributions are taxable to a US shareholder whether paid in cash or shares. Distributions of investment company taxable income (as such term is defined in the Code, but without regard to the deduction for dividends paid) are generally taxable as ordinary income. However, if a portion of the Fund's investment company taxable income is attributable to "qualified dividend income," as such term is defined in Section 1(h)(11) of the Code, and treated as such by the Fund, then for taxable years beginning on or before December 31, 2010, distributions of such qualified dividend income by the Fund to noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided both the Fund and the shareholder satisfy certain holding period and other requirements. For such taxable years, the maximum federal income tax rate applicable to net capital gain for individuals and other noncorporate investors has been reduced to 15%. Dividends from most real estate investment trusts and certain foreign corporations are not eligible for treatment as qualified dividend income.

         Dividends paid by the Fund that are derived from dividends received from US corporations may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code (the "Dividend Received Deduction"). Corporate shareholders who otherwise are eligible to claim the Dividends Received Deduction will generally be able to deduct 70% of such qualifying dividends in determining their federal taxable income. Corporate shareholders must meet the 45-day holding period requirements of Section 246(c)(1)(A) of the Code with respect to the shares of the regulated investment company to qualify for the Dividends Received Deduction. The alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         Distributions of net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses and capital loss carryovers from prior years), if any, designated by the Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the Dividends Received Deduction or for treatment as qualified dividend income. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits, if any, will be treated first by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his, her or its shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the US federal income tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

         A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution, which generally will be taxable to the shareholder.

         DISPOSITION OF SHARES. Upon a redemption, sale or exchange of a shareholder's shares, such shareholder will generally recognize a taxable gain or loss for federal income tax purposes depending upon his or her basis in the shares disposed. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands at the time of the disposition and, if so, will be long-term or short-term, depending upon how long the shareholder held such shares. Shares held for one year or less generally will be taxed as short-term capital gain or loss. Shares held for more than one year generally will be taxed as long-term capital gain or loss. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced with other Fund shares or substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or treated as having been received by the shareholder with respect to such shares. Capital losses may be subject to limitations on their use by a shareholder.

         In some cases, shareholders who exchange shares will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the same Fund or another regulated investment company and an otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right and not with respect to the original shares. This provision may be applied to successive acquisitions of Fund shares.


         FOREIGN WITHHOLDING TAXES. Income received by the Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.


         If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to its shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund in computing his or her taxable income for federal income tax purposes, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her federal taxable income or to use such amount as a foreign tax credit against his or her US federal income tax liability, subject to various limitations imposed by the Code. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions for federal income tax purposes. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the federal alternative minimum tax, but a foreign tax credit may be available to offset federal alternative minimum tax, subject to various limitations. Each affected shareholder will be notified within 60 days after the close of the Fund's taxable year if the foreign taxes paid by the Fund will "pass-through" for that year.

         Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's US tax attributable to his or her total foreign source taxable income. For this purpose, if the Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities generally will be treated as derived from US sources and Section 988 gains will generally be treated as ordinary income derived from US sources. The limitation on the foreign tax credit is applied separately to foreign source passive category income, including foreign source passive income received from the Fund. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend or the Fund or shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If the Fund fails to satisfy these requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

         The foregoing is only a general discussion of the foreign tax credit and deduction under current federal income tax law. Because application of the credit and deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.


         DISCLOSURE STATEMENTS FOR LARGE LOSSES. Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the Internal Revenue Service ("IRS") a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


         BACKUP WITHHOLDING. The Fund will be required to report to the IRS all distributions as well as gross proceeds from the redemption of Fund shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of federal income tax at a rate of 28% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against the shareholder's US federal income tax liability provided the appropriate information is furnished to the IRS.

         OTHER TAXATION. Dividends and distributions may also be subject to additional federal, state, local and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Non-US shareholders should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% US withholding tax (or a reduced rate of withholding provided by an applicable treaty). However, effective for taxable years of the Fund beginning before January 1, 2010, the Fund will generally not be required to withhold tax on any amounts paid to a non-US shareholder with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain US source interest income that would not be subject to federal withholding tax if earned directly by a non-US person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate any such amounts.


         This discussion does not purport to deal with all of the tax consequences applicable to the Fund or all shareholders of the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them before making an investment in the Fund.

                             REGISTRATION STATEMENT

         This SAI and the Fund's Prospectus do not contain all the information included in the Fund's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C. Text-only versions of Fund documents can be viewed online or downloaded from the SEC at http:/www.sec.gov.

         Statements contained herein and in the Fund's Prospectus as to the contents of any contract of other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund's registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS


         The financial statements of the Fund, including the notes thereto, dated December 31, 2008 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Report of the Fund dated as of December 31, 2008. The information under the caption "Financial Highlights" of the Fund for the period from commencement of operations through December 31, 2008, appearing in the Prospectus has been derived from the financial statements audited by Ernst & Young LLP. Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon Ernst & Young LLP's report given on the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("S&P") AND MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND AND COMMERCIAL PAPER RATINGS

From "Moody's Bond Record," November 1994 Issue (Moody's Investors Service, New York, 1994), and "Standard & Poor's Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New York, 1997).

MOODY'S:

         (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa by Moody's are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers

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

within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

         (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

         The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

         Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

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

                                   APPENDIX B

                     HENDERSON INVESTMENT MANAGEMENT LIMITED

                          PROXY POLICIES AND PROCEDURES

It is the intent of Henderson Investment Management Limited (HIML) to vote proxies in the best interests of the firm's clients. HIML believes that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

This policy sets out HIML's approach to corporate governance, corporate responsibility and proxy voting.


1.       Responsibilities

         The Corporate Governance Manager at Henderson Global Investors, acting on behalf of HIML, is responsible for the implementation of the Proxy Voting Policies.


2.       Service Providers

         HIML has contracted ISS Europe Ltd. to provide policy development, research, advisory and voting disclosure services.

         Proxy voting services are provided by BNP Paribas Securities Services plc, which provides a range of administrative services to Henderson. BNP Paribas Securities Services plc is provided with voting services by ISS.


3.       Voting Guidelines

         HIML has adopted the Henderson Global Investors Responsible Investment policy. This policy sets out Henderson's approach to monitoring and taking action on financial performance, corporate governance and corporate responsibility. The International Corporate Governance Policy is detailed below.


3.1.     International Corporate Governance Policy

         International corporate governance systems vary a great deal according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. In formulating our approach to corporate governance we are conscious that a 'one size fits all' policy is not appropriate. We therefore seek to vary our voting and engagement activities according to the market, and pay close attention to local market codes of best practice.

         Notwithstanding these differences, we consider that certain core principles of corporate governance apply across all markets, and we seek to apply these in our voting policy. The paragraphs below elaborate on these core principles.(1)

-----------------
(1)  These Principles are based on the Organisation for Economic Development
     (OECD) Corporate Governance Principles and those of the International Corporate Governance Network (ICGN).

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

3.2.     Corporate objective

         The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavour to ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders.


3.3. Disclosure and transparency

         Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on directors, corporate governance arrangements and the company's management of corporate responsibility issues should be provided.

         Shareholders should be given sufficient and timely information about all proposals to allow them to make an informed judgment and exercise their voting rights. Each proposal should be presented separately to shareholders - multiple proposals should not be combined in the same resolution. In the absence of sufficient information provided by a company on a proposed resolution we will vote against.


3.4.     Boards of directors

         Henderson recognises the plurality of corporate governance models across different markets and does not advocate any one form of board structure. However, for any corporate board there are certain key functions which apply.

          o Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures.

          o Monitoring the effectiveness of the company's governance practices and making changes as needed.

          o Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning.

          o Aligning key executive and board remuneration with the longer term interests of the company and its shareholders.

          o Ensuring a formal and transparent board nomination and election process.

          o Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions.

          o Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place,

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

               in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards.

          o    Overseeing the process of disclosure and communications.

         The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis.

         Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole.

         Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

         When determining how to vote on the election of a non-executive director, we will give close consideration to their independence and to the proportion of independent directors on the Board as a whole.


3.5.     Shareholder rights

         All shareholders should be treated equitably. Companies' ordinary shares should provide one vote for each share, and companies should act to ensure the owners' rights to vote.

         Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes which in substance or effect materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes include modifications to articles or bylaws, the implementation of shareholder rights plans or so called "poison pills", and the equity component of compensation schemes.

         We will not support proposals that have the potential to reduce shareholder rights such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals unless companies provide a compelling rationale for why they are in shareholder interests.


3.6. Audit and internal control

         Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not

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

         compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

         Where we have serious concerns over auditor independence we will vote against the re-election of the auditor.

3.7.     Remuneration

         Remuneration of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies that is appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

         The design of senior executives' contracts should not commit companies to 'payment for failure'. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

         Companies should disclose in each annual report or proxy statement the board's policies on remuneration - and, preferably, the remuneration of individual board members and top executives, as well as the composition of that remuneration - so that investors can judge whether corporate pay policies and practices are appropriately designed.

         Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

         When reviewing whether to support proposed new share schemes we place particular importance on the following factors:

          o the overall potential cost of the scheme, including the level of dilution

          o    the issue price of share options relative to the market price

          o the use of performance conditions aligning the interests of participants with shareholders

          o the holding period ie. the length of time from the award date to the earliest date of exercise

          o    the level of disclosure.


4.       Voting Procedures

         The procedure for casting proxy votes is as follows:

          1. Custodians notify ISS of forthcoming company meetings and send proxy materials.

          2.   ISS notifies Henderson of meetings via its VoteX website.

          3. ISS provides voting recommendations based on HIML's Proxy Voting Policies.

          4. The Corporate Governance Manager (or his designee) consults with fund managers and analysts as appropriate.

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

          5. The Corporate Governance Manager (or his designee) decides in conjunction with the relevant fund managers and analysts whether to accept or override the voting recommendations provided by ISS.

          6. Voting instructions are sent to custodians via the VoteX website and executed by the custodians.

          7. If at any time during implementation of the above procedures a conflict of interest is identified the matter will be referred to the HIML Proxy Committee via the Head of Compliance. In such circumstances the Proxy Committee reviews the issue and directs ISS how to vote the proxies through the VoteX website and voting instructions are executed by the custodians.


5.       Share blocking

         In a number of markets in which the funds invest, shares must be suspended from trading ('blocked') for a specified period before the Annual General Meeting if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in clients' interest. In other markets casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, HIML will vote only in exceptional circumstances.


6.       Conflicts of interest

         For each director, officer and employee of HIML ("HIML person"), the interests of HIML's clients must come first, ahead of the interest of HIML and any person within the HIML organization, which includes HIML's affiliates.

         Accordingly, each HIML person must not put "personal benefit", whether tangible or intangible, before the interests of clients of HIML or otherwise take advantage of the relationship to HIML's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever except a benefit for a client of HIML, as appropriate. It is imperative that each of HIML's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of HIML's clients.

         Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if HIML has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Head of Compliance.

         The following are examples of situations where a conflict may exist:

          o Business Relationships - where HIML manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

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

          o Personal Relationships - where a HIML person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships;

          o Familial Relationships - where a HIML person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company); and

          o Fund Relationships - HIML may have a conflict because of a relationship to fund shares held in client accounts (e.g., an entity who receives fees from a fund is solicited by the fund to increase those fees).

         It is the responsibility of each director, officer and employee of HIML to report any real or potential conflict of interest to the Head of Compliance who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Head of Compliance, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict. In addition, all HIML persons shall certify annually as to their compliance with this policy.


7.       Proxy Committee

         The Proxy Committee shall have three members, the Head of Equities, the Corporate Governance Manager and the Head of Compliance (or their respective designees). Proxy Committee meetings may be called by any member of the Proxy Committee and shall be called whenever a conflict of interest is identified.

         Two members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The members of the Proxy Committee shall choose a chair of the Committee. The Proxy Committee shall keep minutes of its meetings that shall be kept with the other corporate records of HIML.

         The Proxy Committee will review each item referred to it to determine if a conflict of interest exists and will produce a Conflicts Report for each referred item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and
         (3) based on confirmations from the relevant portfolio managers discloses any contacts from parties outside HIML (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in a portfolio manager's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

         The Proxy Committee will review the issue and direct ISS as to how to vote the proxies.

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

                                                                    APPENDIX A



1        RESPONSIBLE INVESTMENT POLICY

Monitoring and taking action on financial performance, corporate governance and corporate responsibility

1.1      PURPOSE AND SCOPE

         Henderson Global Investors' Responsible Investment policy sets out how we discharge our responsibility towards our clients by protecting and enhancing shareholder value in the companies in which we invest on clients' behalf through our work on corporate governance (CG) and corporate responsibility (CR).

         We believe that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

         This policy sets out how Henderson implements the UK Institutional Shareholders' Committee's Statement of Principles on the
         Responsibilities of Institutional Shareholders and Agents(2). Henderson is a founding signatory of The United Nations Principles for Responsible Investment (PRI)(3), and this policy sets out our approach in applying the Principles across our equity holdings.

2        UK CORPORATE GOVERNANCE

2.1.     OVERVIEW

         The purpose of our corporate governance work is to try and ensure that the boards of the companies in which we invest perform to high standards and are accountable to shareholders. The composition and structure of boards, and the processes by which boards operate, need to be carefully planned and managed to this end.

         Henderson expects UK companies to comply with the Combined Code(4), including the Turnbull Guidance on Internal Control, or to provide adequate explanation of areas in which they fail to comply. Our corporate governance work is also guided by best practice guidelines developed by industry bodies such as the Association of British Insurers(5), the Association of Investment Companies(6) and the National Association of Pension Funds(7).

         While we prefer that companies adhere to the principles and provisions of the Combined Code and best practice, we recognise that a different approach may be justified in

------------------
(2) www.institutionalshareholderscommittee.org.uk
(3) www.unpri.org
(4) www.frc.org.uk/corporate/combinedcode.cfm
(5) www.ivis.co.uk/Guidelines.aspx
(6) www.theaic.co.uk/technical/guidesdirectors.asp
(7) www.napf.co.uk/Policy/Governance.cfm

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

         particular circumstances. We evaluate each deviation on its own merits. In such cases, the onus is on the company to provide us with sufficient information to enable us to take an informed view. Where adequate explanation is provided, we will support the board. However, where we judge that insufficient assurance has been given that the arrangements adopted are in the best interests of shareholders, we will not support the board.

         Henderson holds shares in many small companies, including companies listed on the Alternative Investment Market (AIM), where the Combined Code does not apply. We consider that the main principles of good corporate governance embodied in the Code are applicable to listed companies of all sizes and stages of development. However, we recognise that some of the more detailed provisions of the Code will not be appropriate. The onus is on smaller companies to explain their governance arrangements in relation to their size and stage of development. We support the work of the Quoted Companies Alliance(8)
         (QCA) in setting out guidelines for smaller quoted companies and AIM companies.

         The paragraphs below amplify and clarify certain aspects of Henderson's approach to a company's corporate governance.

2.2.     GOVERNANCE REPORTING

         Governance reporting has expanded exponentially in recent years. However, the increasing quantity of reporting has in many cases not been matched by better quality, with many companies indulging in 'boiler-plate' disclosure. We attach great value to the quality of governance reporting, which forms an important part of our assessment of companies. Reporting should explain clearly how the company's particular corporate governance arrangements and structure help it to develop and execute its strategy successfully.

2.3.     BOARD COMPOSITION

         The Board should be formed of a suitable balance and quality of executive and non-executive directors to enable it to execute strategic control of the company's affairs to maximise long term shareholder value. To this end, it is important that the Board has a sufficient contingent of independent non-executive directors to maintain appropriate oversight on shareholders' behalf.

2.4.     ROLES OF CHAIRMAN AND CHIEF EXECUTIVE

         In order to prevent the concentration of power in the hands of one person, we do not favour the combination of the roles of Chairman and Chief Executive. However, we recognise that in some very limited circumstances, the combination of these roles may be justified. Such circumstances may include where the chief executive has resigned and the chairman temporarily holds the chief executive role until a suitable replacement is found. Where a company believes its particular circumstances warrant the

------------------
(8) www.qcanet.co.uk/guidance_booklets.asp

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

         combination of these roles, we expect prior disclosure and explanation of the circumstances.

         We do not favour chief executives or other executive directors going on to become chairman of the same company. Exceptionally, we may support such a move based upon a company's unique circumstances. In such a situation major shareholders should be consulted in advance and adequate justification must be provided.

2.5.     DEFINITION OF INDEPENDENCE

         When assessing the independence of a non-executive director, we will consider whether there are relationships or circumstances which are likely to affect, or could appear to affect, the director's judgement. These include where the director:

          o has been an employee of the company or group within the last five years

          o has, or has had within the last three years, a material business relationship with the company either directly, or as a partner, shareholder, director or senior employee of a body that has such a relationship with the company

          o has received or receives additional remuneration from the company apart from a director's fee, participates in the company's share option or a performance-related pay scheme, or is a member of the company's pension scheme

          o has close family ties with any of the company's advisers, directors or senior employees

          o holds cross-directorships or has significant links with other directors through involvement in other companies or bodies

          o    represents a significant shareholder

          o has served on the board for more than nine years from the date of their first election

         Where a company maintains that a non-executive director is independent despite the presence of the above relationships or circumstances, the onus is on the board to provide evidence to support the claim. Henderson will exercise judgement in assessing independence in each individual case. In particular, we do not consider that board tenure of more than nine years in itself necessarily compromises independence with the resultant implications for membership of board committees. Where appropriate, we will have regard to the non-executive director's performance on the board and committees in determining whether the director exercises independent judgement in relation to the company.

2.6.     APPOINTMENT AND RE-ELECTION OF DIRECTORS

         The appointment of any director to the board should be the result of a formal, rigorous and transparent procedure led by the Nomination Committee. The Nomination Committee should assure itself and the shareholders that the proposed director is able to devote sufficient time to the role. Where appropriate, we also have regard to the director's performance record at other companies.

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         We will support the election of directors who are able to contribute to the preservation and enhancement of shareholder value.

2.7.     NON-EXECUTIVE DIRECTORS

         Our voting decision on the appointment or reappointment of non-executive directors is also affected by factors which do not apply to executive directors. This is because of the monitoring duties that non-executive directors in particular are required to perform in order to protect shareholders' interests.

         When determining how to vote on the election of a non-executive director, in addition to the points stated in paragraph 2.6, we take into consideration the proportion of independent non-executive directors on the board and the suitability of the non-executive director to fulfil any committee duties.

         The fact that companies are required to have separate board committees does not, in our view, detract from the responsibility of the board as a whole for decisions or duties within the remit of the board committee. Where we have over a period expressed concern to the company about the performance of a particular committee and such concerns have not been resolved to our satisfaction, we may withhold support from any member of the board, irrespective of their membership of the particular committee, as we consider appropriate.

2.8.     SUCCESSION PLANNING

         We expect the board to make adequate arrangements for succession planning. This process should be led by the Nomination Committee. Details of appointment procedures for directors and succession planning arrangements should be disclosed to shareholders.

2.9.     RELATIONSHIP WITH AUDITORS

         It is of the utmost importance that auditors remain independent from the company. The company should disclose the scale of non-audit fees paid to the audit firm, the nature of the work involved, and the procedure for awarding such contracts.

         When considering whether to approve the appointment of auditors and their remuneration, the significant driver is the independence of the audit process. The audit committee, consisting solely of independent non-executive directors, not the executives or chairman, should be seen to lead the relationship of the company with the auditors.

         The fees generated from the provision of non-audit services should not be of such magnitude as to appear to impair the auditors' objectivity. Where non-audit fees are substantial relative to the audit fee it is up to the audit committee to justify why this expenditure is in shareholders' interests.

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2.10.    REMUNERATION

         The quality of a company's remuneration policy and practices can be seen as a litmus test of good corporate governance.

         Henderson believes that executives should be fairly rewarded for the contribution they make to the maximisation of long-term shareholder value. A fully independent Remuneration Committee has a critical role to play in determining a company's remuneration policy and practices. Remuneration Committees should ensure that executive remuneration packages are structured in a manner which reflects the achievement of corporate objectives and limits the possibility of 'rewards for failure'.

         We also attach importance to the Combined Code's principle on remuneration, namely that:

         "The Remuneration Committee should judge where to position their company relative to other companies. But they should use such comparisons with caution, in view of the risk of an upward ratchet of remuneration levels with no corresponding improvement in performance. They should also be sensitive to pay and employment conditions elsewhere in the group, especially when determining annual salary increases".(9)

         Companies should seek to develop remuneration arrangements specific to the company and clearly aligned with business strategy and objectives, utilising the most appropriate performance measures, rather than simply adopting 'off-the-peg' policies.

2.11.    SERVICE CONTRACTS

         Henderson does not approve of rolling service contracts terminable on more than one year's notice. This does not preclude companies, where necessary, from offering newly-recruited directors longer-term contracts which subsequently reduce to one year rolling contracts after a specified period. However, companies should not offer longer-term contracts to new directors as a matter of course. Where a company offers a new director a contract along these lines, an explanation of its necessity should be included in the report and accounts.

         We do not approve of remuneration policies that allow enhanced notice periods or compensation on a change of control of the company.

2.12.    REMUNERATION REPORT

         The Directors' Remuneration Report Regulations 2002 (Remuneration Regulations) provide shareholders with a platform to signal their view of a company's remuneration policy and practices to the Board. We expect remuneration reports to meet the disclosure requirements of the Remuneration Regulations. Companies should fully disclose all information that shareholders need to take an informed view of the remuneration policy, arrangements and practices.

------------------
(9) The Combined Code, Section B.1

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         Henderson assesses whether the remuneration policy and practices disclosed in the remuneration report meet best practice guidelines as prescribed in the Combined Code, the ABI Guidelines on Executive Remuneration and the ABI/NAPF Best Practice on Executive Contracts and Severance(10). Henderson also assesses whether the disclosed policy and practices sufficiently link executive rewards to the preservation and enhancement of shareholder value.

         While it is not possible to list all the factors that may cause us not to support a company's remuneration report, the factors that would cause concern include:

          o    disclosure below the requirements of the Remuneration Regulations

          o executive director service contracts terminable on more than one year's notice

          o    compensation on termination in excess of one year's remuneration

          o notice period or compensation in excess of one year on a change of control of the company

          o payment of compensation to executives when their service contracts are amended to bring them into line with best practice

          o salary increases or increased maximum bonus opportunities which are not linked to productivity improvement or increased responsibilities; the inappropriate use of comparator data to justify increases is to be discouraged

          o    ex-gratia payments for past performance

          o payment of transaction bonuses where the benefit to shareholders has not accrued or is not evident

          o the exercise of discretion by the Remuneration Committee to permit payment or awards beyond the scope of the company's disclosed remuneration policy without prior shareholder consultation. The exercise of such discretion must involve some demonstrable benefit to shareholders;

          o non-disclosure or insufficient information on the maximum individual rewards obtainable under performance-related remuneration schemes

          o amendments to material terms of performance-related remuneration without appropriate shareholder consultation or explanation. These include increases in maximum bonus potential or variations in performance targets which increase the likelihood of awards vesting

          o    repricing or exchange of underwater stock options

          o terms and structure of incentive schemes not in line with best practice

          o retesting of performance conditions not in line with ABI guidelines; and dilution limits not in line with ABI guidelines

          o incomplete disclosure of performance metrics, including all those applying to annual bonuses

------------------
(10) www.ivis.co.uk/Guidelines.aspx

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2.13.    INCENTIVE SCHEMES

         We will support incentive schemes which genuinely incentivise executives to pursue strategies which will increase long-term shareholder value and which align the interests of executives and shareholders. We expect incentive schemes to incorporate demanding performance targets which are aligned with business strategy and objectives and provide the highest rewards only for the highest performance.

         While it is the Board's responsibility, on the advice of the Remuneration Committee, to devise incentive schemes which drive a company's performance, Henderson has a preference for schemes which award conditional shares based on the attainment of performance targets. We also prefer performance targets based on a company's total shareholder return relative to an appropriate index or peer group. Where a total shareholder return performance measure is adopted, the Remuneration Committee should ensure that there has been an improvement in the company's underlying performance, by incorporating an appropriate financial measure underpin.

         Henderson considers that real alignment between the interests of shareholders and executives is achieved when executives hold shares in the company. We expect companies to introduce meaningful shareholding guidelines which require executives to hold shares in the company either through share purchases or the retention of shares acquired through share incentive schemes until a stated level of shareholding is achieved.

         Henderson will assess whether the structure of the incentive scheme accords with current market and best practice, having regard to the principles of the ABI Guidelines on Executive Remuneration. While all aspects of the ABI Guidelines are important, we wish to draw attention to the following points in particular:

          o share incentive scheme proposals should as far as possible be designed to be specific to an individual company's requirements and strategic outcomes.

          o full details of incentive scheme proposals and their cost implications should be disclosed. Henderson will not be able to approve proposals whose operation or implications are unclear.

          o proposed incentive schemes should form part of a well-considered remuneration package; the level of potential benefits should not be excessive and should be scaled relative to performance.

          o the maximum annual limit on individual participation should be disclosed; participation limits should be expressed as a percentage of salary and in setting this limit, remuneration committees should have regard to best practice and market norms. Awards higher than the market norm should be subject to more demanding performance conditions.

          o when determining the level of share incentive awards in any year, it may be appropriate for remuneration committees to take account of the company's performance (whether financial or operational) in the period preceding grant. This may be a more appropriate basis for determining award levels, within the limit approved by shareholders, rather than one based solely on peer group comparisons.

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          o    share incentive awards and option grants should be phased, generally on an annual basis, rather than awarded in block grants.

          o we are extremely reluctant to approve share-based remuneration with no forward-looking performance conditions even where companies have substantial US operations.

          o to ensure that executive rewards are based on genuine and sustained performance, it may be appropriate to set performance targets at a premium to depressed base levels. This would also avoid windfall rewards based not on genuine performance but on depressed share price or other financial results at the time of grant.

          o performance periods should be at least three years. We strongly encourage longer performance periods, in order to motivate the achievement of sustained performance.

          o re-testing of performance conditions is not appropriate for the majority of schemes, particularly where the Company has adopted a policy of making awards on an annual basis. A proposal to permit retesting under new schemes would only be supported in exceptional circumstances. The Board must also commit to a regular review of the retesting provision with a view to removing it when conditions permit. Retesting is not acceptable for conditional share awards and similar nil-priced option schemes.

          o there should be no automatic waiver of performance conditions on a change of control. The underlying financial performance of a company that is subject to a change of control should be a key determinant of what share-based awards, if any, should vest for participants.

          o share incentive awards should vest on a pro-rata basis, taking into account the vesting period that has elapsed at the time of the change of control.

2.14.    CHAIRMAN'S AND NON-EXECUTIVE DIRECTORS' REMUNERATION

         The chairman and non-executive directors should be appropriately rewarded for their contribution but this should be made available in cash or in shares bought or allocated at market price.

         We do not support the award of share incentives (or other incentives geared to the share price) to the chairman and non-executive directors. This is because such awards could compromise independence, encourage short-term focus and align interests with those of executives rather than shareholders.

         A proposal to award share incentives should be based on exceptional circumstances with the onus on the company to explain why the proposed arrangement is appropriate. Where it is necessary to offer share incentives, our preference is for a one-off grant, with the award in conditional shares as opposed to share options, to be retained during the directors' tenure. Companies should consult with shareholders prior to the grant of such awards.

         A non-executive director who is awarded share incentives would not be considered to be independent. Such directors should not be members of the Audit or Remuneration committee.

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2.15.    INVESTMENT TRUSTS

         Boards of investment trusts should ensure that the interests of the shareholders (who are also the customers of the investment trust) are paramount when considering all aspects of the operation of the investment trust. Henderson expects investment trust companies to comply with the AIC Code of corporate governance or to provide adequate explanation of areas in which they fail to comply. In particular, the Board should be sufficiently independent of the manager so that it is able to assess, objectively, the performance of the fund manager.
         Specifically:

          o a majority of the board, including the chairman, should be independent of the manager. In addition, directors who serve on more than one board managed by the same manager will not be regarded as independent;

          o no more than one current or recent employee of the manager should serve on a board. Such employee directors should stand for re-election annually. This provision does not apply to self-managed companies; and

          o no employee of the manager or executive of a self-managed company or ex-employee within the last five years should serve as chairman.

2.16.    TAKE-OVERS AND MERGERS

         Our voting decisions on proposed take-overs and mergers are based primarily on our analysts' and fund managers' view on the alignment between the proposal and shareholders' interests. If there were a corporate governance dimension to the proposal, our decision-making process would take this into account.

3        INTERNATIONAL CORPORATE GOVERNANCE

3.1.     OVERVIEW

         International corporate governance systems vary a great deal according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. In formulating our approach to corporate governance we are conscious that a 'one size fits all' policy is not appropriate. We therefore seek to vary our voting and engagement activities according to the market, and pay close attention to local market codes of best practice.

         Notwithstanding these differences, we consider that certain core principles of corporate governance apply across all markets, and we seek to apply these in our voting policy. The paragraphs below elaborate on these core principles(11)

3.2.     CORPORATE OBJECTIVE

         The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavour to

------------------
(11) These Principles are based on the Organisation for Economic Development
     (OECD) Corporate Governance Principles and those of the International Corporate Governance Network (ICGN).

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         ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders

3.3.     DISCLOSURE AND TRANSPARENCY

         Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on directors, corporate governance arrangements and the company's management of corporate responsibility issues should be provided.(12)

         Shareholders should be given sufficient and timely information about all proposals to allow them to make an informed judgment and exercise their voting rights. Each proposal should be presented separately to shareholders - multiple proposals should not be combined in the same resolution. In the absence of sufficient information provided by a company on a proposed resolution we will vote against.

3.4.     BOARDS OF DIRECTORS

         Henderson recognises the plurality of corporate governance models across different markets and does not advocate any one form of board structure. However, for any corporate board there are certain key functions which apply :

          o Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures.

          o Monitoring the effectiveness of the company's governance practices and making changes as needed.

          o Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning.

          o Aligning key executive and board remuneration with the longer term interests of the company and its shareholders.

          o Ensuring a formal and transparent board nomination and election process.

          o Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions.

          o Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards.

          o    Overseeing the process of disclosure and communications.

         The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis.

------------------
(12) For further discussion of corporate responsibility see section 4.

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         Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board and influencing the conduct of the board as a whole.

         Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

         When determining how to vote on the election of a non-executive director, we will give close consideration to their independence and to the proportion of independent directors on the Board as a whole.

3.5.     SHAREHOLDER RIGHTS

         All shareholders should be treated equitably. Companies' ordinary shares should provide one vote for each share, and companies should act to ensure the owners' rights to vote.

         Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes, which in substance or effect, materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes include modifications to articles or bylaws, the implementation of shareholder rights plans or so called 'poison pills', and the equity component of compensation schemes.

         We will not support proposals that have the potential to reduce shareholder rights such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals, unless companies provide a compelling rationale for why they are in shareholder interests.

3.6.     AUDIT AND INTERNAL CONTROL

         Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

         Where we have serious concerns over auditor independence we will vote against the re-election of the auditor.

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3.7.     REMUNERATION

         Remuneration of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

         The design of senior executives' contracts should not commit companies to 'payment for failure'. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

         Companies should disclose in each annual report or proxy statement the board's policies on remuneration (and preferably the remuneration of individual board members and top executives), as well as the composition of that remuneration so that investors can judge whether corporate pay policies and practices are appropriately designed.

         Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

         When reviewing whether to support proposed new share schemes we place particular importance on the following factors:

          o the overall potential cost of the scheme, including the level of dilution

          o    the issue price of share options relative to the market price

          o the use of performance conditions aligning the interests of participants with shareholders

          o the holding period, ie, the length of time from the award date to the earliest date of exercise

          o    the level of disclosure

4.       CORPORATE RESPONSIBILITY

4.1      DEFINITION

         Henderson believes that good management of a range of responsibilities towards different stakeholders contributes to business success and long-term shareholder value. This embraces:

          o economic responsibilities to shareholders, and fair and legal behaviour towards consumers, suppliers and competitors;

          o    responsibilities to minimise and manage environmental impacts;

          o    responsibilities towards employees; and

          o    responsibilities to the wider community.

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4.2      CORPORATE RESPONSIBILITY STANDARDS

         There are currently no standards for the broad range of CR issues that are universally recognised by companies and investors in the same way as the Combined Code for corporate governance in the UK or its statutory or market-based equivalents in other countries. Nonetheless, there is a body of international agreements amongst governments that provide a clear framework from which more specific expectations of business behaviour can be derived. Some of these, such as the Universal Declaration of Human Rights and International Labour Organisation conventions, have the force of international law. Others are voluntary but have substantial moral force. The OECD Guidelines for Multinational Enterprises, for example, have been agreed by governments, trades unions and civil society representatives.

         Henderson expects all companies in which it invests to adopt standards, policies and management processes covering the corporate responsibility issues affecting them. These should be based wherever possible on internationally recognised instruments such as the UN Global Compact,(13) the UN Universal Declaration of Human Rights and the related covenants and conventions(14); International Labour Organisation conventions on labour standards(15); and the OECD Guidelines for Multinational Enterprises(16).

         The Draft Norms on Responsibilities of Transnational Corporations and Other Business Enterprises with Regard to Human Rights(17), developed by the UN Commission on Human Rights, also provide a useful broad framework.

4.3      DISCLOSURE ON CORPORATE RESPONSIBILITY

         Henderson wishes to gain as full an understanding as possible of the social, environmental and ethical issues facing a company; its approach to dealing with those issues; its historical performance in implementing its policies; its strategy and targets for the coming period and its capabilities in relation to the issues.

         We support the UK Association of British Insurers (ABI) disclosure guidelines(18), which provide guidance for UK companies on ESG disclosures relating to Board responsibilities and to policies, procedures and verification.

         With regard to the Board, the company should state in its annual report whether:

          1.1 As part of its regular risk assessment procedures, the Board takes account of the significance of environmental, social and governance (ESG) matters to the business of the company.

------------------

(13) www.unglobalcompact.org
(14) www.unhchr.ch/html/intlinst.htm
(15) www.ilo.org/public/english/standards/norm/index.htm
(16) www.oecd.org/pdf/M000015000/M00015419.pdf
(17) www1.umn.edu/humanrts/links/NormsApril2003.html
(18) http://www.ivis.co.uk/ResponsibleInvestmentDisclosure.aspx

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          1.2  The Board has identified and assessed the significant ESG risks to the company's short and long-term value, as well as the opportunities to enhance value that may arise from an appropriate response.

          1.3 The Board has received adequate information to make this assessment and that account is taken of ESG matters in the training of directors.

          1.4 The Board has ensured that the company has in place effective systems for managing and mitigating significant risks, which, where relevant, incorporate performance management systems and appropriate remuneration incentives.

         With regard to policies, procedures and verification, the annual report should:

          2.1 Include information on ESG-related risks and opportunities that may significantly affect the company's short- and long-term value, and how they might impact on the future of the business.

          2.2 Include in the description of the company's policies and procedures for managing risks, the possible impact on short- and long-term value arising from ESG matters. If the annual report and accounts states that the company has no such policies and procedures, the Board should provide reasons for their absence.

          2.3 Include information, where appropriate using Key Performance Indicators (KPIs), about the extent to which the company has complied with its policies and procedures for managing material risks arising from ESG matters and about the role of the Board in providing oversight.

          2.4 Where performance falls short of the objectives, describe the measures the Board has taken to put it back on track.

          2.5 Describe the procedures for verification of ESG disclosures. The verification procedure should be such as to achieve a reasonable level of credibility.

         With regard to the Board, the company should state in its remuneration report:

          3.1 Whether the remuneration committee is able to consider corporate performance on ESG issues when setting remuneration of executive directors. If the report states that the committee has no such discretion, then a reason should be provided for its absence.

          3.2 Whether the remuneration committee has ensured that the incentive structure for senior management does not raise ESG risks by inadvertently motivating irresponsible behaviour.

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         Where we judge that a company has not disclosed sufficient information on ESG issues, we may vote against the report and accounts.

4.4      ADDITIONAL DISCLOSURE ON CORPORATE RESPONSIBILITY

         ESG disclosure in the annual report will inevitably be relatively concise. In the case of many if not most companies it will be of great value to Henderson for fuller information to be provided in free-standing reports. Fuller reporting will also enable other stakeholders with a legitimate interest in the company to make an informed assessment of how the company is discharging its responsibilities towards them.

         It is important that information should wherever possible be comparable with that disclosed by other companies, particularly peers in a sector, in order to be of greatest value to us. While many jurisdictions lack legally binding ESG disclosure standards or indeed universally accepted voluntary standards, nonetheless, the voluntary standards produced by a number of bodies command considerable legitimacy.

         Henderson believes the Global Reporting Initiative (GRI) is the leading global standard for voluntary CR reporting.(19) It has the support of a wide range of companies, non-governmental organisations, international agencies and national governments. The GRI approach is similar to that of the UK Combined Code in that it sets out a range of issues and reporting indicators and asks companies to 'comply or explain', making their own judgements as to the relevance of individual issues. Companies can thus adapt the approach to their own particular circumstances. Nonetheless, we recognise that full GRI reporting is complex and that companies will need to develop their reporting capacity over time. Companies will also need to ensure consistency between any legal requirements for CR reporting and disclosure based on GRI.

         Henderson commends the Global Reporting Initiative guidelines and encourages companies to work towards reporting in full accordance with them.

         We also encourage companies to take part in sector and issue-specific disclosure initiatives, such as the Carbon Disclosure Project(20) and the framework set out in the Investor Statement on Pharmaceutical Companies and the Public Health Crisis in Emerging Markets.(21)

5.       POLICY IMPLEMENTATION

5.1      ENGAGEMENT AND ANALYSIS

         Henderson's fund managers, sector analysts, and corporate responsibility and corporate governance personnel maintain regular dialogue with companies. This dialogue allows us to monitor the development of companies' business, including areas such as overall strategy, business planning and delivery of objectives, capital structure, proposed acquisitions or disposals, corporate responsibility and corporate governance. In addition,

------------------
(19) www.globalreporting.org
(20) www.cdproject.net
(21) www.henderson.com/sri

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         we frequently engage with stakeholders such as NGOs, trade unions and other groups, to enhance our own views on company performance. Our analysis on corporate governance and corporate responsibility is fed into our overall investment process. Analysis is shared on internal IT systems and frequent discussion takes place between governance, CR and sector analysts and fund managers.

         We also undertake and commission bespoke corporate governance and corporate responsibility research focusing on specific themes and sectors.

         We take an active approach to making our views clear to companies and seeking improvements where we believe there are shortcomings in performance, or a company has failed to apply appropriate standards, or to provide adequate disclosure. We will continue our dialogue with the company over an extended period if necessary. If we are unable to resolve the matter through this dialogue, we may work with other institutional investors to put our concerns to the company jointly. We also have the option of using the voting rights held on behalf of clients to impress upon management the need for change or ultimately to support a takeover.

5.2.     VOTING

         We exercise voting rights on behalf of clients at meetings of all UK companies in which we have a holding. Outside of the UK, we vote according to client and fund manager priorities. We will not support board proposals which, in our view, are not in the best interests of shareholders. Where we have taken a decision not to support a management proposal we will, where practicable, seek to raise the issues with the company prior to voting.

         It is sometimes not possible to express disapproval of management action or policy by voting on a related resolution. In such cases, we may express our disapproval by not supporting the report and accounts. In such circumstances, we place particular emphasis on having a dialogue with the company to familiarise them with our reasons.

5.3      STOCK LENDING

         Stock lending makes an important contribution to market liquidity and provides additional investment returns for our clients. However, stock lending also has important implications for corporate governance policy as voting rights are transferred with any stock that is lent. We maintain the right to recall lent stock for voting purposes.

5.4      SHARE BLOCKING AND OTHER RESTRICTIONS ON VOTING

         In a number of markets in which Henderson invests, shares must be suspended from trading ('blocked') for a specified period before general meetings if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in a client's interest. In other markets, casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, Henderson will vote only in exceptional circumstances.

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6.       SYSTEMS AND PROCEDURES

6.1.     RESPONSIBLE INVESTMENT COMMITTEE

         Henderson has a standing Responsible Investment Committee which is responsible for overseeing and reviewing the implementation of the Responsible Investment Policy and any other related corporate governance and responsible investment matter within Henderson that may arise. The Committee is composed of representatives of the various fund management teams within Henderson, corporate responsibility personnel and corporate governance personnel.

6.2.     PROXY VOTING RESPONSIBILITIES

         Day-to-day responsibility for overseeing voting decisions lies with the Corporate Governance Manager. Voting decisions are made in close consultation with fund managers and analysts. Ultimate voting authority rests with individual portfolio managers, who are responsible for ensuring that votes are exercised in the best interests of fund beneficiaries.

6.3.     PROXY ADVISORY AND CORPORATE RESPONSIBILITY RESEARCH SERVICES

         To assist us in assessing the corporate governance of investee companies we subscribe to ISS (a corporate governance adviser owned by Risk Metrics). Our voting decisions are implemented electronically via the ISS Votex system.

         To assist us in assessing companies' management of corporate responsibility issues we purchase specialist research from a variety of sources.

6.4.     CONFLICTS OF INTEREST

         Henderson acknowledges that conflicts of interest may arise in the context of our corporate governance and corporate responsibility work. For example, we may have serious concerns about a company whose pension scheme is a client.

         Where a conflict of interest arises, the matter will be referred to the Head of Equities by the Director of Company and Broker Relationships. The Head of Equities will convene a group comprising the Director of Company and Broker Relationships and other members of staff as appropriate. The Head of Equities will make our final engagement and voting decisions, ensuring that they best serve the interests of our clients as a whole. These decisions and the rationale for reaching them will be documented and will be available to clients.

6.5.     CONFLICTS OF INTEREST IN RELATION TO HENDERSON GROUP

         When evaluating corporate governance and voting issues in relation to Henderson Group, our parent company, the overriding principle is the fiduciary duty we owe to our

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         clients. In order to ensure protection of our clients' interests, our policy will apply in the same way to Henderson Group as to all other companies.

6.6.     AUDIT TRAIL AND REPORTING

         We keep electronic records of all our engagement, voting and other corporate governance activities

          o Notes of meetings and other substantive contacts on corporate governance and corporate responsibility issues are logged on internal systems

          o Notes on the rationale for voting decisions are logged on internal systems

         These systems are used as the basis for our reporting to clients.

6.7.     EVALUATION OF EFFECTIVENESS

         We keep our CG and CR work under constant review to evaluate its effectiveness in influencing companies and generating analysis of value to our investment decision-making.

6.8      PUBLIC DISCLOSURE

         We publish information on our voting record on our website: www.henderson.com. Information on our engagement work and our analysis of specific CG and CR issues is also available on our website.

         For further information on Henderson's responsible investment work, please contact Antony Marsden, Corporate Governance Manager, antony.marsden@henderson.com.

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Henderson Global Investors is the name under which Henderson Global Investors
Limited, Henderson Fund Management plc, Henderson Administration Limited, Henderson Investment Funds Limited, Henderson Investment Management Limited and Henderson Alternative Investment Advisor Limited (each authorised and regulated by the Financial Services Authority and of 4 Broadgate, London EC2M 2DA) provide investment products and services.
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HENDERSON GLOBAL INVESTORS
4 Broadgate London EC2M 2DA
Tel: 020 7818 1818 Fax: 020 7818 1819

IMPORTANT INFORMATION
This document is issued by Henderson Global Investors Limited and is solely for the use of professional intermediaries, defined as Market Counterparties or Intermediate Customers in the Glossary of the Financial Services Authority's Handbook of Rules and Guidance for Authorised Firms made under the Financial Services and Markets Act 2000, and is not for general public distribution. Any other persons who receive this document should not rely on or act upon its contents.

This document may not be reproduced in any form without the express permission of Henderson Global Investors and to the extent that it is passed on care must be taken to ensure that this reproduction is in a form which accurately reflects the information presented here. No responsibility or liability is accepted by Henderson Global Investors or by any of its directors for any action taken on the basis of the content of this document.

This document has been produced based on Henderson Global Investors' research and analysis and represents our house view. The information is made available to clients only incidentally. Unless otherwise indicated, the source for all data is Henderson Global Investors. Any reference to individual companies is purely for the purpose of illustration and should not be construed as a recommendation to buy or sell or advice in relation to investment, legal or tax matters.

This document does not constitute or form part of any offer or solicitation to issue, sell, subscribe or purchase any investment, nor shall it or the fact of its distribution form the basis of, or be relied on in connection with, any contract for the same.

Please remember that past performance is not a guide to future performance. The value of an investment and the income from it can fall as well as rise as a result of market and currency fluctuations and you may not get back the amount originally invested. Tax assumptions may change if the law changes and the value of tax relief will depend upon individual circumstances.

Henderson Global Investors is the name under which Henderson Global Investors Limited, Henderson Fund Management plc, Henderson Administration Limited, Henderson Investment Funds Limited, Henderson Investment Management Limited and Henderson Alternative Investment Advisor Limited (each authorised and regulated by the Financial Services Authority and of 4 Broadgate, London EC2M 2DA) provide investment products and services. We may record telephone calls for our mutual protection and to improve customer service.

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                                                                     APPENDIX B


INTERNATIONAL RESPONSIBLE INVESTMENT POLICY

Monitoring and taking action on financial performance, corporate governance and corporate responsibility

PROXY VOTING POLICIES AND PROCEDURES

A.       PRINCIPLES(22)

1.       BACKGROUND

Henderson Global Investors believes that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

This policy sets out Henderson's approach to corporate governance, corporate responsibility and proxy voting for non-UK companies.

2.       CORPORATE OBJECTIVE
The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavour to ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders

3.       DISCLOSURE AND TRANSPARENCY
Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on directors, corporate governance arrangements and the company's management of corporate responsibility issues should be provided.(23)

4.       BOARDS OF DIRECTORS
Henderson recognises the plurality of corporate governance models across different markets and does not advocate any one form of board structure. However, for any corporate board there are certain key functions which apply :

1. Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation

------------------
(22) These Principles are based on the Organisation for Economic Co-operation and Development (OECD) Corporate Governance Principles and those of the International Corporate Governance Network (ICGN).

(23) For further discussion of corporate responsibility see section 9.

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

     and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures.

2. Monitoring the effectiveness of the company's governance practices and making changes as needed.

3. Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning.

4. Aligning key executive and board remuneration with the longer term interests of the company and its shareholders.

5.   Ensuring a formal and transparent board nomination and election process.

6. Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions.

7. Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards.

8.   Overseeing the process of disclosure and communications.

The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis.

Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole.

Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

5.       SHAREHOLDER RIGHTS
All shareholders should be treated equitably. Companies' ordinary shares should provide one vote for each share, and companies should act to ensure the owners' rights to vote.

Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes which in substance or effect materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes include modifications to articles or bylaws, the implementation of shareholder rights plans or so called "poison pills", and the equity component of compensation schemes.

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Shareholders should be given sufficient information about all proposals, sufficiently early, to allow them to make an informed judgment and exercise their voting rights. Each proposal should be presented separately to shareholders - multiple proposals should not be combined in the same resolution.

6.       AUDIT AND INTERNAL CONTROL
Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

7.       REMUNERATION
Remuneration of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies that is appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

The design of senior executives' contracts should not commit companies to 'payment for failure'. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

Companies should disclose in each annual report or proxy statement the board's policies on remuneration - and, preferably, the remuneration of individual board members and top executives, as well as the composition of that remuneration - so that investors can judge whether corporate pay policies and practices are appropriately designed.

Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

8.       CORPORATE RESPONSIBILITY

8.1      Definition

Henderson believes that good management of a range of responsibilities that companies have towards different stakeholders contributes to business success and long-term shareholder value. This embraces:

o economic responsibilities to shareholders and to behave fairly and legally in the marketplace, towards consumers, suppliers and competitors;

o    responsibilities to minimise and manage environmental impacts;

o    responsibilities towards employees; and

o    responsibilities to the wider community.

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

8.2      Corporate responsibility standards

Companies should adopt standards, policies and management processes covering the corporate responsibility issues affecting them. These should be based wherever possible on internationally recognised instruments such as the UN Global Compact,(24) the UN Universal Declaration of Human Rights and the related covenants and conventions(25); International Labour Organisation conventions on labour standards(26); the OECD Guidelines for Multinational Enterprises(27).

The Draft Norms on Responsibilities of Transnational Corporations and Other Business Enterprises with Regard to Human Rights(28), developed by the UN Commission on Human Rights, also provide a useful broad framework.

8.3      Disclosure on corporate responsibility

8.3.1    Annual Report

COMPANIES SHOULD DISCLOSE IN THEIR ANNUAL REPORT HOW THEY ARE MANAGING KEY RISKS AND OPPORTUNITIES LINKED TO SOCIAL, ENVIRONMENTAL AND ETHICAL ISSUES.

8.3.2    ADDITIONAL DISCLOSURES: GLOBAL REPORTING INITIATIVE

Henderson wishes to gain as full an understanding as possible of the social, environmental and ethical issues facing a company; its approach to dealing with those issues; its historical performance in implementing its policies; its strategy and targets for the coming period; and its capability in relation to the issues.

HENDERSON BELIEVES THE GLOBAL REPORTING INITIATIVE (GRI) IS THE LEADING GLOBAL STANDARD FOR VOLUNTARY CORPORATE RESPONSIBILITY REPORTING.(29) IT HAS THE SUPPORT OF A WIDE RANGE OF COMPANIES, NON-GOVERNMENTAL ORGANISATIONS, INTERNATIONAL AGENCIES AND NATIONAL GOVERNMENTS. THE GRI APPROACH IS SIMILAR TO THAT OF MANY MARKET-BASED CORPORATE GOVERNANCE CODES IN THAT IT SETS OUT A RANGE OF ISSUES AND REPORTING INDICATORS AND ASKS COMPANIES TO 'COMPLY OR EXPLAIN', MAKING THEIR OWN JUDGEMENTS AS TO THE RELEVANCE OF INDIVIDUAL ISSUES. COMPANIES CAN THUS ADAPT THE APPROACH TO THEIR OWN PARTICULAR CIRCUMSTANCES.

HENDERSON COMMENDS THE GLOBAL REPORTING INITIATIVE GUIDELINES AND ENCOURAGES COMPANIES TO WORK TOWARDS REPORTING IN FULL ACCORDANCE WITH THEM.


------------------
(24) www.unglobalcompact.org
(25) www.unhchr.ch/html/intlinst.htm
(26) http://www.ilo.org/public/english/standards/norm/index.htm
(27) http://www.oecd.org/document/28/
     0,2340,en_2649_34889_2397532_1_1_1_1,00.html
(28) Prepared by a working group of the UN Commission on Human Rights and available at: http://www.unhchr.ch/Huridocda/Huridoca.nsf/0/
     13e40a9bc4e3be3fc1256912003c5797/$FILE/G0013866.pdf
(29) http://www.globalreporting.org/guidelines/2002.asp

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B.       Proxy Voting Policies

IN THE LIGHT OF THE PRINCIPLES ELABORATED ABOVE, HENDERSON HAS ADOPTED PROXY VOTING GUIDELINES AND PROCEDURES. THE PROXY VOTING GUIDELINES, REPRESENT HOW HENDERSON WILL GENERALLY VOTE ON CERTAIN MATTERS. THESE GUIDELINES ARE DERIVED FROM INSTITUTIONAL SHAREHOLDER SERVICES' (ISS) GLOBAL POLICY. ISS PROVIDES PROXY VOTING RESEARCH AND VOTE EXECUTION SERVICES TO HENDERSON. OUR VOTING DECISIONS ARE MADE AS A RESULT OF CONSULTATION BETWEEN CORPORATE GOVERNANCE SPECIALISTS, FUND MANAGERS AND ANALYSTS WITHIN HENDERSON. OUR POLICY IS TO FOLLOW ISS VOTING RECOMMENDATIONS EXCEPT WHERE WE DO NOT CONSIDER THEM TO BE IN OUR CLIENTS' INTERESTS, FOR EXAMPLE BECAUSE THEY DO NOT TAKE SUFFICIENT ACCOUNT OF LOCAL PRACTICE AS WELL AS THE COMPANY'S PARTICULAR CIRCUMSTANCES.

Global Proxy Voting Guidelines

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

     o there are concerns about the accounts presented or audit procedures used; or

     o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

     o there are serious concerns about the accounts presented or the audit procedures used;

     o    the auditors are being changed without explanation; or

     o non audit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

     o there are serious concerns about the statutory reports presented or the audit procedures used;

     o questions exist concerning any of the statutory auditors being appointed; or

     o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

     o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     o    the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

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Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

     o    Adequate disclosure has not been provided in a timely manner;

     o    There are clear concerns over questionable finances or restatements;

     o    There have been questionable transactions with conflicts of interest;

     o There are any records of abuses against minority shareholder interests; and

     o    the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labour representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

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Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

     o there are serious questions about actions of the board or management for the year in question; or

     o    legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with pre-emptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without pre-emptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without pre-emptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

     o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

     o the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

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Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavourable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without pre-emptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

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Share Repurchase Plans

Vote FOR share repurchase plans, unless:

     o    clear evidence of past abuse of the authority is available; or

     o    the plan contains no safeguards against selective buybacks.

Re-issuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote FOR mergers and acquisitions, unless:

     o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

     o the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Anti-takeover Mechanisms

Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

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Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Proxy Voting Procedures

3.       RESPONSIBILITIES


Day-to-day responsibility for voting decisions lies with the Corporate Governance Manager. Voting decisions are made in close consultation with fund managers and analysts. If agreement cannot be reached by staff at this level, a decision is made by the Head of Equities. In these circumstances the rationale for the decision is recorded in writing.

4.       SHARE BLOCKING AND OTHER RESTRICTIONS ON VOTING

In a number of markets in which Henderson invests, shares must be suspended from trading ('blocked') for a specified period before general meetings if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in clients' interest. In other markets casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, Henderson will vote only in exceptional circumstances.

3.       STOCK LENDING

Stock lending makes an important contribution to market liquidity, and also provides additional investment returns for our clients. However, stock lending also has important implications for corporate governance policy as voting rights are transferred with any stock that is lent. We maintain the right to recall lent stock for voting purposes.

4.       CONFLICTS OF INTEREST

Henderson acknowledges that conflicts of interest may arise in the context of our corporate governance and corporate responsibility work. For example, we may have serious concerns about a company whose pension scheme is a client.

Where a conflict of interest arises, the matter will be referred to the Head of Equities by the Corporate Governance Manager. The Head of Equities will convene a group comprising the Corporate Governance Manager and other members of staff as appropriate. The Head of Equities will make our final engagement, activism and voting decisions, ensuring that they best serve the interests of our clients as a whole. These decisions and the rationale for reaching them will be documented and will be available to clients.

4.1. Conflicts of Interests in relation to Henderson Group
When evaluating corporate governance and voting issues in relation to Henderson Group, our parent company, the overriding principle is the fiduciary duty we owe to our clients. In order to ensure protection of our clients' interests, our policy will apply in the same way to Henderson Group as to all other companies.

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HENDERSON GLOBAL INVESTORS IS THE NAME UNDER WHICH HENDERSON GLOBAL INVESTORS
LIMITED, HENDERSON FUND MANAGEMENT PLC, HENDERSON ADMINISTRATION LIMITED, HENDERSON INVESTMENT FUNDS LIMITED, HENDERSON INVESTMENT MANAGEMENT LIMITED AND HENDERSON ALTERNATIVE INVESTMENT ADVISOR LIMITED (EACH AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY AND OF 20 BISHOPSGATE, LONDON EC2M 2DA) PROVIDE INVESTMENT PRODUCTS AND SERVICES. WE MAY RECORD TELEPHONE CALLS FOR OUR MUTUAL PROTECTION AND TO IMPROVE CUSTOMER SERVICE.
-------------------------------------------------------------------------------


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                                                                    APPENDIX C

HIML US PROXY VOTING GUIDELINES

1. Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent,

     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or

     o    Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held

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each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

                             2. BOARD OF DIRECTORS:

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

     o    Composition of the board and key board committees;

     o    Attendance at board and committee meetings;

     o    Corporate governance provisions and takeover activity;

     o    Disclosures under Section 404 of Sarbanes-Oxley Act;

     o    Long-term company performance relative to a market and peer index;

     o    Extent of the director's investment in the company;

     o    Existence of related party transactions;

     o    Whether the chairman is also serving as CEO;

     o    Whether a retired CEO sits on the board;

     o    Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

     o    Sit on more than six public company boards;

     o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:

     o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

     o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

     o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

     o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

     o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

     o A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

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WITHHOLD from Inside Directors and Affiliated Outside Directors (per the
Classification of Directors below) when:

     o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     o    The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

     o The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);

     o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

     o There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);

     o The company fails to submit one-time transfers of stock options to a shareholder vote;

     o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     o The company has poor compensation practices, which include, but are not limited to:

          - EGREGIOUS EMPLOYMENT CONTRACTS INCLUDING EXCESSIVE SEVERANCE PROVISIONS;

          -    EXCESSIVE PERKS THAT DOMINATE COMPENSATION;

          -    HUGE BONUS PAYOUTS WITHOUT JUSTIFIABLE PERFORMANCE LINKAGE;

          -    PERFORMANCE METRICS THAT ARE CHANGED DURING THE PERFORMANCE
               PERIOD;

          -    EGREGIOUS SERP (SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS) PAYOUTS;

          -    NEW CEO WITH OVERLY GENEROUS NEW HIRE PACKAGE;

          -    INTERNAL PAY DISPARITY;

          - OTHER EXCESSIVE COMPENSATION PAYOUTS OR POOR PAY PRACTICES AT THE COMPANY.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Age Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

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Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting. Vote CASE-BY-CASE if the company has in place one of the three corporate governance structures that are listed below.

VOTE CASE-BY-CASE ON PROPOSALS TO RESTORE OR PERMIT CUMULATIVE VOTING. IF ONE OF THESE THREE STRUCTURES IS PRESENT, VOTE AGAINST THE PROPOSAL:

     o    THE PRESENCE OF A MAJORITY THRESHOLD VOTING STANDARD;

     o A PROXY ACCESS PROVISION IN THE COMPANY'S BYLAWS OR GOVERNANCE DOCUMENTS; OR

     o A COUNTERBALANCING GOVERNANCE STRUCTURE COUPLED WITH ACCEPTABLE RELATIVE PERFORMANCE.

The counterbalancing governance structure coupled with acceptable relative performance should include all of the following:

     o    Annually elected board;

     o    Two-thirds of the board composed of independent directors;

     o    Nominating committee composed solely of independent directors;

     o Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

     o Ability of shareholders to call special meetings or act by written consent with 90 days' notice;

     o    Absence of superior voting rights for one or more classes of stock;

     o Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

     o The company has not under-performed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years;

     o NO DIRECTOR RECEIVED WITHHOLD VOTES OF 35% OR MORE OF THE VOTES CAST IN THE PREVIOUS ELECTION.

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

     o    If only the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

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Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

     o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

          - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

          - Serves as liaison between the chairman and the independent directors,

          -    Approves information sent to the board,

          -    Approves meeting agendas for the board,

          - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

          -    Has the authority to call meetings of the independent directors,

          - If requested by major shareholders, ensures that he is available for consultation and direct communication;

     o    Two-thirds independent board;

     o    All-independent key committees;

     o    Established governance guidelines;

     o    The company does not under-perform its peers.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the

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company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Policies should address the specific circumstances at each company. At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

     o Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

     o The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;

     o The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;

     o An outline of a range of remedies that can be considered concerning the nominee needs to be in the policy (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

     o The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe in which the decision will be disclosed and a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why this alternative to a full majority threshold voting standard is the best structure at this time for demonstrating accountability to shareholders. Also evaluate the company's history of accountability to shareholders in its governance structure and in its actions. In particular, a classified board structure or a history of ignoring majority supported shareholder proposals will be considered at a company which receives a shareholder proposal requesting the elimination of plurality voting in favor of majority threshold for electing directors.

Office of the Board

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

     o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

     o Effectively disclosed information with respect to this structure to its shareholders;

     o Company has not ignored majority supported shareholder proposals or a majority WITHHOLD on a director nominee; and

     o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Open Access

Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card.

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Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

                                3. PROXY CONTESTS

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     o Long-term financial performance of the target company relative to its industry;

     o    Management's track record;

     o    Background to the proxy contest;

     o    Qualifications of director nominees (both slates);

     o Strategic plan of dissident slate and quality of critique against management;

     o Likelihood that the proposed goals and objectives can be achieved (both slates);

     o    Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

               4. ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

Advance Notice Requirements for Shareholder Proposals/Nominations
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

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Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     o    Shareholders have approved the adoption of the plan; or

     o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     o    No lower than a 20% trigger, flip-in or flip-over;

     o    A term of no more than three years;

     o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

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                                OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

     o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

     o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     o    Purchase price;

     o    Fairness opinion;

     o    Financial and strategic benefits;

     o    How the deal was negotiated;

     o    Conflicts of interest;

     o    Other alternatives for the business;

     o    Non-completion risk.

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

     o    Impact on the balance sheet/working capital;

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     o    Potential elimination of diseconomies;

     o    Anticipated financial and operating benefits;

     o    Anticipated use of funds;

     o    Value received for the asset;

     o    Fairness opinion; o How the deal was negotiated;

     o    Conflicts of interest.

Bundled Proposals

Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

     o    Dilution to existing shareholders' position;

     o    Terms of the offer;

     o    Financial issues;

     o    Management's efforts to pursue other alternatives;

     o    Control issues;

     o    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

     o    The reasons for the change;

     o    Any financial or tax benefits;

     o    Regulatory benefits;

     o    Increases in capital structure;

     o    Changes to the articles of incorporation or bylaws of the company.

     Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

     o    Adverse changes in shareholder rights.

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Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)

Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

         Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

     o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

     o    Cash-out value;

     o Whether the interests of continuing and cashed-out shareholders are balanced; and

     o    The market reaction to public announcement of transaction.

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

     o    Percentage of assets/business contributed;

     o    Percentage ownership;

     o    Financial and strategic benefits;

     o    Governance structure;

     o    Conflicts of interest;

     o    Other alternatives;

     o    Noncompletion risk.

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

     o    Management's efforts to pursue other alternatives;

     o    Appraisal value of assets; and

     o    The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

     o    Dilution to existing shareholders' position;

     o    Terms of the offer;

     o    Financial issues;

     o    Management's efforts to pursue other alternatives;

     o    Control issues;

     o    Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

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Spinoffs

Vote CASE-BY-CASE on spin-offs, considering:

     o    Tax and regulatory advantages;

     o    Planned use of the sale proceeds;

     o    Valuation of spinoff;

     o    Fairness opinion;

     o    Benefits to the parent company;

     o    Conflicts of interest;

     o    Managerial incentives;

     o    Corporate governance changes;

     o    Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

     o    Prolonged poor performance with no turnaround in sight;

     o    Signs of entrenched board and management;

     o    Strategic plan in place for improving value;

     o    Likelihood of receiving reasonable value in a sale or dissolution; and

     o Whether company is actively exploring its strategic options, including retaining a financial advisor.

                            6. STATE OF INCORPORATION

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

                              7. CAPITAL STRUCTURE

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

     o    Rationale;

     o Good performance with respect to peers and index on a five-year total shareholder return basis;

     o    Absence of non-shareholder approved poison pill;

     o    Reasonable equity compensation burn rate;

     o    No non-shareholder approved pay plans; and

     o    Absence of egregious equity compensation practices.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

     o It is intended for financing purposes with minimal or no dilution to current shareholders;

     o It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

     o    More simplified capital structure;

     o    Enhanced liquidity;

o        Fairness of conversion terms;

     o    Impact on voting power and dividends;

     o    Reasons for the reclassification;

     o    Conflicts of interest; and

     o    Other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

     o    Adverse governance changes;

     o    Excessive increases in authorized capital stock;

     o    Unfair method of distribution;

     o    Diminution of voting rights;

     o    Adverse conversion features;

     o    Negative impact on stock option plans; and

     o    Alternatives such as spin-off.

                     8. EXECUTIVE AND DIRECTOR COMPENSATION
                            EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     o    The total cost of the company's equity plans is unreasonable;

     o The plan expressly permits the repricing of stock options without prior shareholder approval;

     o    There is a disconnect between CEO pay and the company's performance;

     o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

     o    The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

Repricing Provisions

Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for Performance Disconnect

Generally vote AGAINST plans in which:

     o there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

     o    the main source of the pay increase (over half) is equity-based, and

     o    the CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

     o The compensation committee has reviewed all components of the CEO's compensation, including the following:

          -    Base salary, bonus, long-term incentives;

          - Accumulative realized and unrealized stock option and restricted stock gains;

          - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

          - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

          - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios. (A complete breakdown of pay components also can be found in Disclosure of CEO Compensation
- Tally Sheet.)

     o A tally sheet with all the above components should be disclosed for the following termination scenarios:

          -    Payment if termination occurs within 12 months: $_____;

          -    Payment if "not for cause" termination occurs within 12 months:
               $_____;

          - Payment if "change of control" termination occurs within 12 months: $_____.

     o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

     o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(30) or performance-accelerated grants.(31) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

     o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

---------------
(30) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(31) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).


  2006 PROXY SEASON BURN RATE TABLE

                                               RUSSELL 3000                        NON-RUSSELL 3000
---------------------------------------------------------------------------------- ----------------------------------
                                                           STANDARD                          STANDARD
   GICS                DESCRIPTION                MEAN    DEVIATION   MEAN+STDEV     MEAN    DEVIATION   MEAN+STDEV
---------------------------------------------------------------------------------- ----------------------------------
   1010    Energy                                1.53%      0.96%       2.50%        2.03%     2.53%       4.56%
---------------------------------------------------------------------------------- ----------------------------------
   1510    Materials                             1.37%      0.74%       2.11%        2.15%     2.01%       4.16%
---------------------------------------------------------------------------------- ----------------------------------
   2010    Capital Goods                         1.84%      1.09%       2.93%        2.74%     2.63%       5.37%
---------------------------------------------------------------------------------- ----------------------------------
   2020    Commercial Services & Supplies        2.73%      1.60%       4.33%        3.43%     4.18%       7.61%
---------------------------------------------------------------------------------- ----------------------------------
   2030    Transportation                        1.76%      1.71%       3.47%        2.18%     2.12%       4.30%
---------------------------------------------------------------------------------- ----------------------------------
   2510    Automobiles & Components              1.97%      1.27%       3.24%        2.23%     2.29%       4.51%
---------------------------------------------------------------------------------- ----------------------------------
   2520    Consumer Durables & Apparel           2.04%      1.22%       3.26%        2.86%     2.48%       5.35%
---------------------------------------------------------------------------------- ----------------------------------
   2530    Hotels Restaurants & Leisure          2.22%      1.09%       3.31%        2.71%     2.46%       5.17%
---------------------------------------------------------------------------------- ----------------------------------
   2540    Media                                 2.14%      1.24%       3.38%        3.26%     2.52%       5.77%
---------------------------------------------------------------------------------- ----------------------------------
   2550    Retailing                             2.54%      1.59%       4.12%        4.01%     4.03%       8.03%
---------------------------------------------------------------------------------- ----------------------------------
   3010,
   3020,   Food & Staples Retailing              1.82%      1.31%       3.13%        2.20%     2.79%       4.99%
   3030
---------------------------------------------------------------------------------- ----------------------------------
   3510    Health Care Equipment & Services      3.20%      1.71%       4.91%        4.33%     3.20%       7.53%
---------------------------------------------------------------------------------- ----------------------------------
   3520    Pharmaceuticals & Biotechnology       3.70%      1.87%       5.57%        5.41%     4.74%      10.15%
---------------------------------------------------------------------------------- ----------------------------------
   4010    Banks                                 1.46%      1.00%       2.46%        1.38%     1.42%       2.79%
---------------------------------------------------------------------------------- ----------------------------------
   4020    Diversified Financials                3.00%      2.28%       5.28%        4.46%     4.01%       8.47%
---------------------------------------------------------------------------------- ----------------------------------
   4030    Insurance                             1.52%      1.04%       2.56%        2.25%     2.85%       5.10%
---------------------------------------------------------------------------------- ----------------------------------
   4040    Real Estate                           1.30%      1.01%       2.31%        1.12%     1.67%       2.79%
---------------------------------------------------------------------------------- ----------------------------------
   4510    Software & Services                   5.02%      2.98%       8.00%        6.92%     6.05%      12.97%
---------------------------------------------------------------------------------- ----------------------------------
   4520    Technology Hardware & Equipment       3.64%      2.48%       6.11%        4.73%     4.02%       8.75%
---------------------------------------------------------------------------------- ----------------------------------
   4530    Semiconductors & Semiconductor
           Equip.                                4.81%      2.86%       7.67%        5.01%     3.06%       8.07%
---------------------------------------------------------------------------------- ----------------------------------
   5010    Telecommunication Services            2.31%      1.61%       3.92%        3.70%     3.41%       7.11%
---------------------------------------------------------------------------------- ----------------------------------
   5510    Utilities                             0.94%      0.62%       1.56%        2.11%     4.13%       6.24%
---------------------------------------------------------------------------------- ----------------------------------

         For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years as follows:

---------------------------------- ------------------------------- ------------------------------------------------
CHARACTERISTICS                    Annual Stock Price Volatility                       PREMIUM
---------------------------------- ------------------------------- ------------------------------------------------
High annual volatility             53% and higher                  1 full-value award for 1.5 option shares
---------------------------------- ------------------------------- ------------------------------------------------
Moderate annual volatility         25% - 52%                       1 full-value award for 2.0 option shares
---------------------------------- ------------------------------- ------------------------------------------------
Low annual volatility              Less than 25%                   1 full-value award for 4.0 option shares
---------------------------------- ------------------------------- ------------------------------------------------

Poor Pay Practices

VOTE AGAINST EQUITY PLANS IF THE PLAN IS A VEHICLE FOR POOR COMPENSATION PRACTICES.

WITHOLD FROM COMPENSATION COMMITTEE MEMBERS IF THE COMPANY HAS POOR COMPENSATION PRACTICES.

POOR COMPENSATION PRACTICES INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING:

     o    EGREGIOUS EMPLOYMENT CONTRACTS INCLUDING EXCESSIVE SEVERANCE
          PROVISIONS;

     o    EXCESSIVE PERKS THAT DOMINATE COMPENSATION;

     o    HUGE BONUS PAYOUTS WITHOUT JUSTIFIABLE PERFORMANCE LINKAGE;

     o    PERFORMANCE METRICS THAT ARE CHANGED DURING THE PERFORMANCE PERIOD;

     o    EGREGIOUS SERP (SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS) PAYOUTS;

     o    NEW CEO WITH OVERLY GENEROUS HIRING PACKAGE;

     o    INTERNAL PAY DISPARITY;

     o    OTHER EXCESSIVE COMPENSATION PAYOUTS OR POOR PAY PRACTICES AT THE
          COMPANY.


      SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

Dividend Equivalent Rights

Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling  Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Transferable Stock Option Awards

For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap. In addition, in order to vote FOR plans with such awards, the structure and mechanics of the on-going transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

                    OTHER COMPENSATION PROPOSALS AND POLICIES

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

     o Director stock ownership guidelines with a minimum of three times the annual cash retainer.

     o    Vesting schedule or mandatory holding/deferral period:

          - A minimum vesting of three years for stock options or restricted stock; or

          - Deferred stock payable at the end of a three-year deferral period.

     o    Mix between cash and equity:

          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     o No retirement/benefits and perquisites provided to non-employee directors; and

     o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Disclosure of CEO Compensation-Tally Sheet

Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

In addition to the current SEC requirements, the following table sets forth the current minimum standard on CEO pay disclosure according to ISS's guidelines:

------------------------------------- ----------------------------------- -----------------------------------
             COMPONENT                      AMOUNT EARNED/GRANTED                    DESCRIPTION
------------------------------------- ----------------------------------- -----------------------------------
Base Salary                           Current figure                      Explanation of any increase in
                                                                          base salary
------------------------------------- ----------------------------------- -----------------------------------
Annual Incentive                      Target:                             Explanation of specific
                                      Actual earned:                      performance measures and actual
                                                                          deliverables.

                                                                          State amount tied to actual
                                                                          performance.

                                                                          State any discretionary bonus.
------------------------------------- ----------------------------------- -----------------------------------
Stock Options                         Number granted:                     Rationale for determining the
                                      Exercise price:                     number of stock options issued to
                                      Vesting:                            CEO.
                                      Grant value:
                                                                          Accumulated dividend equivalents
                                                                          (if any).
------------------------------------- ----------------------------------- -----------------------------------
Restricted Stock                      Number granted:                     Performance based or time based.
                                      Vesting:
                                      Grant value:                        Rationale for determining the
                                                                          number of restricted stock
------------------------------------- ----------------------------------- -----------------------------------

                                      107

------------------------------------- ----------------------------------- -----------------------------------
             COMPONENT                      AMOUNT EARNED/GRANTED                    DESCRIPTION
------------------------------------- ----------------------------------- -----------------------------------
                                                                          issued to CEO.

                                                                          Accumulated dividends on vested
                                                                          and unvested portion.
------------------------------------- ----------------------------------- -----------------------------------
Performance Shares                    Minimum:                            Explanation of specific
                                      Target:                             performance measures and actual
                                      Maximum:                            deliverables.
                                      Actual earned:
                                      Grant value:                        Any dividends on unearned
                                                                          performance shares.
------------------------------------- ----------------------------------- -----------------------------------
Deferred compensation                 Executive portion:                  Provide structure and terms of
                                      Company match (if any):             program.

                                      Accumulated executive portion:      Explanation of interest,
                                      Accumulated company match (if       formulas, minimum guarantees or
                                      any):                               multipliers on deferred
                                                                          compensation.

                                                                          Any holding periods on the company
                                                                          match portion.

                                                                          Funding mechanism
------------------------------------- ----------------------------------- -----------------------------------
Supplemental retirement benefit       Actual projected payment            Provide structure and terms of
                                      obligations                         program.

                                                                          Explanation of formula, additional
                                                                          credits for years not worked,
                                                                          multipliers or interest on SERPs.

                                                                          Funding mechanism.
------------------------------------- ----------------------------------- -----------------------------------
Executive perquisites                 Breakdown of the market value of    The types of perquisites
                                      various perquisites                 provided. Examples: company
                                                                          aircraft, company cars, etc.
------------------------------------- ----------------------------------- -----------------------------------
Gross-ups (if any)                    Breakdown of gross-ups for any
                                      pay component
------------------------------------- ----------------------------------- -----------------------------------
Severance associated with             Estimated payout amounts for        Single trigger or double trigger.
change-in-control                     cash, equity and benefits
------------------------------------- ----------------------------------- -----------------------------------
Severance (Termination scenario       Estimated payout amounts for
under "for cause" and "not for        cash, equity and benefits under
cause")                               different scenarios
------------------------------------- ----------------------------------- -----------------------------------
Post retirement package               Estimated value of consulting
                                      agreement and continuation of
                                      benefits
------------------------------------- ----------------------------------- -----------------------------------
ESTIMATED TOTAL PACKAGE               $
------------------------------------- ----------------------------------- -----------------------------------

See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans-- Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     o    Purchase price is at least 85 percent of fair market value;

     o    Offering period is 27 months or less; and

     o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     o    Purchase price is less than 85 percent of fair market value; or

     o    Offering period is greater than 27 months; or

     o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans-- Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

     o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

     o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

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Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

     o    Historic trading patterns;

     o    Rationale for the repricing;

     o    Value-for-value exchange;

     o    Treatment of surrendered options;

     o    Option vesting;

     o    Term of the option; Exercise price;

     o    Participation.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Programs of Stock Options

One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

     o Executive officers and non-employee directors are excluded from participating;

     o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

     o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

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                      SHAREHOLDER PROPOSALS ON COMPENSATION

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Option Repricing

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Performance-Based Awards

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

     o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options);

     o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

     o    The triggering mechanism should be beyond the control of management;

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     o    The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

     o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

                           9. CORPORATE RESPONSIBILITY
                        CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

     o The company is conducting animal testing programs that are unnecessary or not required by regulation;

     o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

     o The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     o The company has already published a set of animal welfare standards and monitors compliance;

     o The company's standards are comparable to or better than those of peer firms; and

     o There are no serious controversies surrounding the company's treatment of animals.

Drug Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

     o    The existing level of disclosure on pricing policies;

     o    Deviation from established industry pricing norms;

     o The company's existing initiatives to provide its products to needy consumers;

     o Whether the proposal focuses on specific products or geographic regions.

Drug Reimportation

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

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Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

     o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

     o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

     o Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

     o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;

     o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

     o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

     o The company's existing healthcare policies, including benefits and healthcare access for local workers;

     o    Company donations to healthcare providers operating in the region.

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Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

     o Whether the company has adequately disclosed the financial risks of its subprime business;

     o Whether the company has been subject to violations of lending laws or serious lending controversies;

     o    Peer companies' policies to prevent abusive lending practices.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

     o Whether the company complies with all local ordinances and regulations;

     o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

     o    The risk of any health-related liabilities.

Advertising to youth:

     o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

     o Whether the company has gone as far as peers in restricting advertising;

     o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

     o Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

     o    The percentage of the company's business affected;

     o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

     o    The percentage of the company's business affected;

     o    The feasibility of a spin-off;

     o Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

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Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

     o    Current regulations in the markets in which the company operates;

     o Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

     o    The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

                             ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     o New legislation is adopted allowing development and drilling in the ANWR region;

     o    The company intends to pursue operations in the ANWR; and

     o The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;

     o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;

     o Environmentally conscious practices of peer companies, including endorsement of CERES;

     o    Costs of membership and implementation.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

     o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

     o    The company does not directly source from CAFOs.

Environmental-Economic Risk Report

Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

     o    The feasibility of financially quantifying environmental risk factors;

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     o    The company's compliance with applicable legislation and/or regulations regarding environmental performance;

     o    The costs associated with implementing improved standards;

     o The potential costs associated with remediation resulting from poor environmental performance; and

     o The current level of disclosure on environmental policies and initiatives.

Environmental Reports

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Kyoto Protocol Compliance

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

     o    The company does not maintain operations in Kyoto signatory markets;

     o The company already evaluates and substantially discloses such information; or,

     o Greenhouse gas emissions do not significantly impact the company's core businesses.

Land Use

Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

Nuclear Safety

Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

     o The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

     o The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

     o The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

Operations in Protected Areas

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

     o The company does not currently have operations or plans to develop operations in these protected regions; or,

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     o    The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     o    The nature of the company's business and the percentage affected;

     o    The extent that peer companies are recycling;

     o    The timetable prescribed by the proposal;

     o    The costs and methods of implementation;

     o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

Sustainability Report

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

     o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

     o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

                            GENERAL CORPORATE ISSUES

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     o The company is in compliance with laws governing corporate political activities; and

     o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

     o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

     o    The public availability of a policy on political contributions.

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Vote AGAINST proposals barring the company from making political contributions.
Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     o    The relevance of the issue to be linked to pay;

     o The degree that social performance is already included in the company's pay structure and disclosed;

     o The degree that social performance is used by peer companies in setting pay;

     o Violations or complaints filed against the company relating to the particular social performance measure;

     o Artificial limits sought by the proposal, such as freezing or capping executive pay

     o    Independence of the compensation committee;

     o    Current company pay levels.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

     o    Risks associated with certain international markets;

     o    The utility of such a report to shareholders;

     o The existence of a publicly available code of corporate conduct that applies to international operations.

                        LABOR STANDARDS AND HUMAN RIGHTS

China Principles

Vote AGAINST proposals to implement the China Principles unless:

     o There are serious controversies surrounding the company's China operations; and

     o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     o    The nature and amount of company business in that country;

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     o    The company's workplace code of conduct;

     o    Proprietary and confidential information involved;

     o    Company compliance with U.S. regulations on investing in the country;

     o    Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

     o    Agreements with foreign suppliers to meet certain workplace standards;

     o    Whether company and vendor facilities are monitored and how;

     o    Company participation in fair labor organizations;

     o    Type of business;

     o    Proportion of business conducted overseas;

     o    Countries of operation with known human rights abuses;

     o Whether the company has been recently involved in significant labor and human rights controversies or violations;

     o    Peer company standards and practices;

     o    Union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     o The company does not operate in countries with significant human rights violations;

     o    The company has no recent human rights controversies or violations; or

     o The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     o Company compliance with or violations of the Fair Employment Act of 1989;

     o Company antidiscrimination policies that already exceed the legal requirements;

     o    The cost and feasibility of adopting all nine principles;

     o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

     o    The potential for charges of reverse discrimination;

     o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

     o    The level of the company's investment in Northern Ireland;

     o    The number of company employees in Northern Ireland;

     o    The degree that industry peers have adopted the MacBride Principles;

     o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

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                                MILITARY BUSINESS

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     o    Whether the company has in the past manufactured landmine components;

     o    Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     o    What weapons classifications the proponent views as cluster bombs;

     o Whether the company currently or in the past has manufactured cluster bombs or their components;

     o    The percentage of revenue derived from cluster bomb manufacture;

     o    Whether the company's peers have renounced future production.

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

Operations in Nations Sponsoring Terrorism (e.g., Iran)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

     o The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;

     o    Compliance with U.S. sanctions and laws.

Spaced-Based Weaponization

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     o    The information is already publicly available; or

     o    The disclosures sought could compromise proprietary information.

                               WORKPLACE DIVERSITY

Board Diversity

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     o The board composition is reasonably inclusive in relation to companies of similar size and business; or

     o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

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Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     o    The degree of board diversity;

     o    Comparison with peer companies;

     o    Established process for improving board diversity;

     o    Existence of independent nominating committee;

     o    Use of outside search firm;

     o    History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     o    The company has well-documented equal opportunity programs;

     o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

     o    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     o The composition of senior management and the board is fairly inclusive;

     o The company has well-documented programs addressing diversity initiatives and leadership development;

     o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

     o The company has had no recent, significant EEO-related violations or litigation.

Sexual Orientation

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

                             10. MUTUAL FUND PROXIES

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

     o    Past performance as a closed-end fund;

     o    Market in which the fund invests;

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     o    Measures taken by the board to address the discount; and

     o Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

     o    Past performance relative to its peers;

     o    Market in which fund invests;

     o    Measures taken by the board to address the issues;

     o Past shareholder activism, board activity, and votes on related proposals;

     o    Strategy of the incumbents versus the dissidents;

     o    Independence of directors;

     o    Experience and skills of director candidates;

     o    Governance profile of the company;

     o    Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

     o    Proposed and current fee schedules;

     o    Fund category/investment objective;

     o    Performance benchmarks;

     o    Share price performance as compared with peers;

     o    Resulting fees relative to peers;

     o    Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

     o    Stated specific financing purpose;

     o    Possible dilution for common shares;

     o    Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

     o    Potential competitiveness;

     o    Regulatory developments;

     o    Current and potential returns; and

     o    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

     o    The fund's target investments;

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     o    The reasons given by the fund for the change; and

     o    The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

     o    Political/economic changes in the target market;

     o    Consolidation in the target market; and

     o    Current asset composition.

Change in Fund's Subclassification

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

     o    Potential competitiveness;

     o    Current and potential returns;

     o    Risk of concentration;

     o    Consolidation in target industry.

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

     o    Strategies employed to salvage the company;

     o    The fund's past performance;

     o    The terms of the liquidation.

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

     o    The degree of change implied by the proposal;

     o    The efficiencies that could result;

     o    The state of incorporation;

     o    Regulatory standards and implications.

Vote AGAINST any of the following changes:

     o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

     o Removal of shareholder approval requirement for amendments to the new declaration of trust;

     o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

     o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

     o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

     o Removal of shareholder approval requirement to change the domicile of the fund.

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Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

     o    Regulations of both states;

     o    Required fundamental policies of both states;

     o    The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

     o    Fees charged to comparably sized funds with similar objectives;

     o    The proposed distributor's reputation and past performance;

     o    The competitiveness of the fund in the industry;

     o    The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

     o    Resulting fee structure;

     o    Performance of both funds;

     o    Continuity of management personnel;

     o Changes in corporate governance and their impact on shareholder rights.

                     SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

     o    Performance of the fund's Net Asset Value (NAV);

     o    The fund's history of shareholder relations;

     o    The performance of other funds under the advisor's management.

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                                                                    APPENDIX D

                        ACKNOWLEDGEMENT AND CERTIFICATION


         I acknowledge that I have read the HIML Proxy Voting Principles and Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the Head of Compliance and will continue to do so as matters arise. I have complied with all provisions of this Policy.

o                                      o
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                                                    Print Name
o
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              Date                                   Signature



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